OCTOBER 31, 1996

                                       ANNUAL
                                       REPORT

                                 INSTITUTIONAL CLASS

                                      BALANCED
                                        FUND

                                     GROWTH AND
                                    INCOME FUND

                                       EQUITY
                                     INDEX FUND

                                       MIDCORE
                                     GROWTH FUND

                                       SPECIAL
                                     GROWTH FUND

                                    INTERNATIONAL
                                     EQUITY FUND


                 ATTENTION PORTICO MIDCORE GROWTH FUND SHAREOWNERS:

                              NEW CO-MANAGERS ANNOUNCED

     We are pleased to announce Matthew D'Attilio and Maya Bittar, CFA, joined Marian Zentmyer, CFA, as co-portfolio managers of Portico MidCore Growth Fund on December 1, 1996. Matthew began his career with Firstar Investment Research &Management Company (FIRMCO) as an equity analyst in 1993 and has made important contributions to large capitalization research, focusing on wireless providers, lodging, gaming and retail companies. He will continue to provide equity analysis in addition to his newly appointed portfolio management responsibilities. Maya also joined FIRMCO in 1993 as an equity analyst and is currently a co-manager of Portico Growth and Income Fund. Matthew and Maya replace Joe Frohna and Scott Harkness, CFA. Joe, recently promoted to assistant vice president and senior equity analyst, has chosen to devote all of his attention to analytical research and will continue to have close ties to the Fund. As chief investment officer, Scott Harkness, CFA, will also continue to work closely with the Fund's co-managers.

                                 NOTICE TO INVESTORS

     - Shares of Portico Funds:
       - ARE NOT INSURED BY THE FDIC, the US Government or any other governmental agency;
       - are not bank deposits or obligations of or guaranteed by Firstar Bank, its parent company or its affiliates;
       - are subject to investment risks, including possible loss of principal; and
       - are offered by B.C. Ziegler and Company, member NASD, SIPC, and an independent third-party distributor.
     - Firstar Bank affiliates serve as investment adviser, custodian, transfer agent, administrator, and accounting services agent and receive compensation for such services as disclosed in the current prospectus.

     TABLE OF CONTENTS
                                                                       Page(s)
     SHAREOWNER LETTER...................................................1-2
     PORTICO BALANCED FUND...............................................4-5
     PORTICO GROWTH AND INCOME FUND......................................6-7
     PORTICO EQUITY INDEX FUND...........................................8-9
     PORTICO MIDCORE GROWTH FUND........................................10-11
     PORTICO SPECIAL GROWTH FUND........................................12-13
     PORTICO INTERNATIONAL EQUITY FUND..................................14-15
     STATEMENT OF ASSETS AND LIABILITIES................................16-17
     STATEMENT OF CHANGES IN NET ASSETS.................................18-19
     FINANCIAL HIGHLIGHTS...............................................20-24
     STATEMENT OF OPERATIONS..............................................25
     SCHEDULE OF INVESTMENTS............................................26-60
     NOTES TO FINANCIAL STATEMENTS......................................61-66
     REPORT OF INDEPENDENT ACCOUNTANTS....................................67


                                                                   December 1996
     DEAR SHAREOWNER:

     INVESTMENT REVIEW

     The stock market continued its history-making climb over the past fiscal year, breaking the 6000 mark and leaving the question, "how far will it go?" unanswerable. During this attractive environment for financial assets, all Portico equity funds participated favorably, posting positive rates of return. On the fixed-income side, the trend of interest rates was frustrating and volatile for "interest rate anticipators" reinforcing our commitment to "duration neutral" investing.

     Given the roller coaster ride of both the equity and fixed-income markets over the past year, we feel our growth at reasonable prices equity and structured fixed-income management styles can provide our shareowners with a "smoother" ride. We believe our goal of persistency, as we adhere to our twin investment disciplines, eliminates undue surprises. And, as always, we are committed to seeking above-average, risk-adjusted returns over complete market cycles.

     The beginning of November witnessed one of the largest post-election stock market rallies in U.S. history including the sixth biggest point increase ever - and a .3% decline in long-term interest rates. With the election and the uncertainty of how it would affect the markets behind us, it's time to focus on what we think lies ahead.

     MARKET OUTLOOK


     Our economic and market outlook is predicated on the following trends:

       1. The economic cycle is "muted" with LONGER, MORE MODERATE EXPANSIONS AND SHORTER, LESS SEVERE RECESSIONS.

       2. Historically, the shape of the yield curve is highly correlated with the pace of future economic growth. The "steep" yield curve three years ago accurately forecast 1994's pickup in economic activity while today's "flat" difference between three-month and 10-year interest rates suggests MORE MODERATE GROWTH AHEAD (2-3% real GDP for calendar 1997).

       3. Divided government (Democratic administration and Republican congress) improves our long standing outlook for A CYCLICALLY BALANCED FEDERAL BUDGET AND CONTINUED SLOW GROWTH IN GOVERNMENT SPENDING.

       4. The 40% of U.S. economic output (Gross Domestic Product or GDP) representing government (24%) and healthcare (16%) will show MODERATE (2-4%) 1997 GROWTH.

       5. The "REBIRTH" OF THE AMERICAN CONSUMER, based on rising incomes, record consumer confidence and favorable demographics, will offset weak government and healthcare spending to produce steady GDP growth next year.

       6. Despite limited pricing power, CORPORATE PROFITABILITY IS AT RECORD LEVELS (Source: Ed Kerschner, PaineWebber) as wage increases are more than offset by technology-based productivity enhancements. This leads to our forecast of 4-7% S&P 500 earnings per share growth in 1997.

       7. Kept in check by global competition, INFLATION, AS MEASURED BY THE CONSUMER PRICE INDEX (CPI), HAS AVERAGED 3% SINCE 1991 AND WE EXPECT A 2-4% RANGE FOR 1997.

       8. Since 1926, the S&P 500 STOCK INDEX HAS PROVIDED A +15.4% annual return in years when inflation was in the 2% to 5% range. The last negative calendar year of S&P 500 return in a moderate (2-5%) inflation environment was 1966.

       9. THE U.S. MARKETS ARE INCREASINGLY THE MARKETS OF CHOICE FOR GLOBAL INVESTORS with foreign investment in the U.S. stock and bond markets again on the rise.

      10. With inflation running at a 3% rate, REAL, OR INFLATION-ADJUSTED, INTEREST RATES RANGE FROM WELL OVER 2% FOR SHORT-TERM RATES TO ALMOST 4% FOR LONG-TERM RATES.

     To summarize, we believe a surprisingly resilient consumer will offset weakness in the government and healthcare sectors allowing inflation-adjusted economic growth to remain in its 2% to 4% trendline range. Inflation, restrained by global competition and mitigated by technology-based productivity gains, should remain subdued, increasing at a 2% to 4% annual rate. Moderate economic growth and continued low inflation provide a favorable environment for financial assets.

     As always, we appreciate your confidence in the Portico Fund Family and encourage you to read the portfolio reviews that follow.


     (photo)                                    (photo)
     J. SCOTT HARKNESS, CFA                     MARY ELLEN STANEK, CFA
     Chairman/Chief                             President
     Investment Officer
     Firstar Investment Research & Management Company


                       This page is intentionally left blank.


                                    BALANCED FUND

     After a strong first half of the fiscal year and a tougher latter half, Portico Balanced Fund posted a respectable overall return of 12.6% -- in line with the return of the average balanced fund as measured by Morningstar, Inc. Our equity focus within the portfolio on small- to medium-sized companies with average market capitalizations from $100 million to $5 billion, restrained the Fund's overall return as this segment of the market underperformed relative to the large company dominated index of the S&P 500.

     The Fund continues to emphasize common stocks for capital appreciation and fixed-income securities for stability and current income. In early July of this fiscal year, with the yield of the long-term U.S. Treasury bond near 7%, we made a modest shift in our portfolio allocation, moving 5% of the portfolio from common stocks to fixed-income investments. Current asset allocation is 57.7% common stocks, 39.0% bonds, and 2.8% money market instruments.

     The equity portion of the portfolio maintains its overweighting in consumer cyclicals (we believe the consumer is the driving force of our economy), finance (particularly in companies that are asset accumulators), healthcare (due to the aging of the baby boom generation), and technology (satisfying corporate America's need for productivity improvement).

     On the fixed-income side, the Fund continues to be well-diversified by issuer and sector. Currently, the fixed-income portion of the portfolio maintains a significant position in corporate securities which offer a higher expected return than U.S. Treasury securities, but also increases the credit risk of the portfolio. However, we carefully analyze each corporate bond, making sure the risk is appropriate for the additional marginal expected return. We have also been able to purchase asset-backed securities (considered very high quality; rated AAA) for the Fund at attractive yield spreads versus comparably rated corporate debt securities.

     Although the bond market continues to be volatile, our structured fixed-income management style provides the opportunity for consistent bond fund performance. Our ability to define, measure and control bond fund risks translates into "what you see is what you get" for our fixed-income investors. We remain optimistic that our fixed-income performance will continue to be consistent in all market environments.

     Overall, we believe our research-driven equity and fixed-income investment strategies will leave the Fund well-positioned for the moderate, low inflation environment we anticipate for 1997.

     We appreciate your continued support and confidence in Portico Balanced
     Fund.


     (photo)                                 (photo)
     MARIAN E. ZENTMYER,                     TERESA R. WESTMAN, CFA
     CFA, CFP

     PORTFOLIO MANAGER PROFILE
     -------------------------
     MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company (FIRMCO) AND TERESA R. WESTMAN, CFA, Senior Portfolio Manager co-manage the Fund, Teresa since its inception on March 30, 1992, and Marian since June 19, 1996. Marian has been with Firstar since 1982 and has 18 years of investment management experience. She received her BA from Stanford University in 1978. Teresa has been with Firstar since 1987 and has nine years of investment management experience. Teresa received her BA from Augustana College in 1985 and her MBA from the University of Chicago in 1991. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Teresa is a Chartered Financial Analyst.

                        3/30/92    10/92     10/93     10/94     10/95    10/96
                        --------  --------  --------  --------  -------- -------
     PORTICO BALANCED
       FUND             $10,000   $10,372   $11,771   $11,662   $13,969  $15,724
     LEHMAN BROTHERS
       GOV'T./CORP.
       BOND INDEX       $10,000   $10,747   $12,212   $11,645   $13,527  $14,256
     RUSSELL MIDCAP/TM
       INDEX            $10,000   $10,621   $12,936   $13,240   $16,325  $19,533
     S&P 500 STOCK
       INDEX            $10,000   $10,548   $12,124   $12,593   $15,923  $19,760

     This chart assumes an initial investment of $10,000 made on 3/30/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                          AVERAGE ANNUAL RATE OF RETURN (%)
                         FOR PERIODS ENDED OCTOBER 31, 1996
                                                                 Since Inception
                                          1 Year      3 Years       3/30/92
                                         -------      -------   ----------------
     PORTICO BALANCED
       FUND                                12.6          10.1            10.4
     LEHMAN BROTHERS
       GOV'T./CORP. BOND INDEX<F1>          5.4           5.3             8.0
     RUSSELL MIDCAP/TM INDEX<F2>           19.7          14.7            15.7
     S&P 500 STOCK INDEX<F3>               24.1          17.7            16.0

     <F1> The Lehman Brothers Gov't./Corp. Bond Index is an unmanaged market value weighted index measuring both principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; not less than one year to maturity; minimum outstanding par value of $100 million; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

     <F2> The Russell Midcap/TM Index is defined as the lowest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap/TM Index accurately captures the medium-sized universe of securities.

     <F3> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     An investment cannot be made directly in an index.

     Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

     TOP 5 EQUITY HOLDINGS 10/31/96
     VENCOR, INC.                             1.8%
     TYCO INTERNATIONAL LTD.                  1.6%
     MBNA CORPORATION                         1.5%
     COLUMBIA/HCA HEALTHCARE CORPORATION      1.5%
     CUC INTERNATIONAL, INC.                  1.3%

     Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

     TOTAL FUND NET ASSETS 10/31/96
     $158,449,382


                               GROWTH AND INCOME FUND

     Portico Growth and Income Fund continued its strong performance through the remainder of fiscal 1996. For the twelve months ended October, the Fund's return of 26.9% outperformed the Standard & Poor's 500 Stock Index (+24.1%), the Lipper Growth & Income Fund Index (+21.4%), and the Wilshire Top 750 Index (+22.8%). The Fund's strong relative performance is attributed to favorable sector exposure. The portfolio was overweighted and outperformed in both capital goods and finance -- two of the strongest sectors of the S&P 500. The Fund's best-performing companies in the capital goods sector during this time period included Diebold, Inc. (+68.0%) and Tyco International, Ltd. (+62.0%). In the finance sector, Federal National Mortgage Association (+30.0%), Norwest Corporation (+48.0%), the Bank of New York (+35.0%), and MBIA, Inc. (+30.0%) were large contributors to the Fund's strong performance.

     Given our expectation that the pace of economic activity would slow as the year advanced, we took profits in companies that we believed would be subject to a downward revision in earnings estimates, such as Hercules, Alco Standard, and Belden. We also took profits in several retailers that responded well to stronger than expected consumer spending in the first part of the year (Intimate Brands, Inc., Gap Stores, May Department Stores, and Albertson's, Inc.). We took gains in stocks where prices met our targets (Rockwell International and EDS) and took our lumps where business fundamentals deteriorated (AT&T Corporation, Browning Ferris and H&R Block). The mid-summer correction, which took the Standard & Poor's Index down 10%, provided an opportunity for us to initiate purchases in companies with good historical earnings growth and that fit into our current investment themes, including Hewlett Packard Company, Liz Claiborne, Inc., Tupperware Corporation, and Betz Laboratories, Inc.

     A major portfolio theme continues to be on the "graying of America". Beginning in 1997, statisticians estimate 11,000 baby boomers will turn 50 years old everyday. This has major implications for our economy, especially in regard to our nation's delivery and use of healthcare. Several positions in our portfolio should benefit from this major demographic shift. For example, CVS, a drug retailer with the highest market share in the majority of the markets it serves, should benefit as healthcare insurance transitions from indemnity to managed care. SmithKline Beecham, Pfizer, Inc., Allergan, Inc., and Pharmacia &Upjohn, Inc. should also benefit from the average person's increased use of prescription drugs beginning at age
     50. In addition, the use of prescription drugs in lieu of surgery is seen as a cost effective method of restraining overall healthcare costs. Other significant portfolio holdings in the healthcare sector include Aetna Life and Casualty Corporation (now one of the nation's largest managed care providers following their merger with U.S. Healthcare) and Vencor, a rapidly growing provider of long-term care. See the schedule of investments on page 30 for full portfolio composition.

     Overall, we believe Portico Growth and Income Fund is well positioned for the moderate growth, low inflation environment we envision for 1997. Thank you for your continued support.

     (photo)                                 (photo)
     MARIAN E. ZENTMYER,                     MAYA K. BITTAR, CFA
     CFA, CFP

     PORTFOLIO MANAGER PROFILE
     -------------------------
     MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research &Management Company (FIRMCO) and MAYA K. BITTAR, CFA, Vice President and Portfolio Manager co-manage the Fund, Marian since February 22, 1993, and Maya since October 1, 1995. Marian has been with Firstar since 1982 and has 18 years of investment management experience. She received her BA from Stanford University in 1978. Maya has been with Firstar since 1993 and has five years of investment management experience. She received her BBA in 1985 and her MBA and MS in 1991 from the University of Wisconsin. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Maya is a Chartered Financial Analyst.


                                   12/29/89    10/90    10/91     10/92     10/93     10/94     10/95     10/96
                                   --------   ------   -------   ------    ------    ------     ------   ------
     PORTICO GROWTH AND
       INCOME FUND                 $10,000    $9,304   $11,688   $12,368  $13,596    $13,846   $17,307  $21,963
     WILSHIRE TOP 750 INDEX        $10,000    $8,722   $11,859   $13,063  $15,055    $15,534   $19,725  $24,218
     S&P 500 STOCK INDEX           $10,000    $8,855   $11,821   $12,999  $14,941    $15,519   $19,622  $24,351
     LIPPER GROWTH & INCOME INDEX  $10,000    $8,612   $11,512   $12,537  $14,982    $15,455   $18,589  $22,566
     LIPPER EQUITY INCOME INDEX    $10,000    $8,810   $11,480   $12,635  $15,148    $15,475   $18,250  $21,876


     This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                          AVERAGE ANNUAL RATE OF RETURN (%)
                         FOR PERIODS ENDED OCTOBER 31, 1996
                                                                 Since Inception
                                     1 Year   3 Years   5 Years      12/29/89
                                    -------   -------   -------  ---------------
     PORTICO GROWTH AND
       INCOME FUND                    26.9      17.3      13.4           12.2
     WILSHIRE TOP 750 INDEX<F4>       22.8      17.2      15.4           13.8
     S&P 500 STOCK INDEX<F5>          24.1      17.7      15.6           13.9
     LIPPER GROWTH &INCOME
       INDEX<F6>                      21.4      14.6      14.4           12.6
     LIPPER EQUITY INCOME
       INDEX<F6>                      19.9      13.0      13.8           12.1

     <F4> The Wilshire Top 750 Index, an unmanaged index, consists of the largest 750 companies in the Wilshire 5000 Stock Index and extends down to approximately the $1 billion market capitalization level.

     <F5> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     <F6> The Lipper Growth &Income and Equity Income Indices are equally weighted indices of the 30 largest mutual funds within their respective investment objective categories, adjusted for the reinvestment of capital gains distributions and income dividends.

     An investment cannot be made directly in an index.

     Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

     TOP 5 HOLDINGS 10/31/96
     TYCO INTERNATIONAL, LTD.                      2.9%
     DIEBOLD, INC.                                 2.5%
     PFIZER, INC.                                  2.4%
     RELIASTAR FINANCIAL CORPORATION               2.4%
     NORWEST CORPORATION                           2.3%

     Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.


     TOTAL FUND NET ASSETS 10/31/96
     $298,197,598


                                  EQUITY INDEX FUND

     Portico Equity Index Fund seeks to provide investment returns, before Fund expenses, comparable to the price and yield performance of publicly traded stocks in the aggregate, as represented by the S&P 500 Index. The Fund does not use traditional methods of financial and market analysis when making purchase and sale decisions; rather, the Fund invests primarily in common stocks that comprise the S&P 500 Index in proportion with their relative capitalization and sector weightings.

     Portico Equity Index Fund's net asset value of $49.43 on October 31, 1996 represents a total return of 23.7% for the twelve months then ended, which was comparable to the S&P 500's return of 24.1% over the same period.
     As always, we believe that by applying a capitalization weighting and sector balancing technique that matches the structure of the S&P 500, the Fund should reasonably track the performance of the index.

     (photo)
     DANIEL A. TRANCHITA, CFA
     PORTFOLIO MANAGER PROFILE
     -------------------------
     DANIEL A. TRANCHITA, CFA, Vice President and Portfolio Manager of Firstar Investment Research & Management Company (FIRMCO) has managed the Fund since July 1, 1992. Dan has been with Firstar since 1989 and has eight years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered Financial Analyst.


                            12/29/89    10/90    10/91     10/92     10/93     10/94     10/95     10/96
                            --------   ------   -------   ------    ------    ------     ------   ------
     PORTICO EQUITY INDEX
       FUND                 $10,000    $8,854    $11,767  $12,869   $14,644   $15,157    $19,101  $23,624
     S&P 500 STOCK INDEX    $10,000    $8,855    $11,821  $12,999   $14,941   $15,519    $19,622  $24,351


     This chart assumes an initial investment of $10,000 made on 12/29/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                          AVERAGE ANNUAL RATE OF RETURN (%)
                         FOR PERIODS ENDED OCTOBER 31, 1996
                                                                 Since Inception
                                   1 Year    3 Years   5 Years      12/29/89
                                   -------  --------  --------  ----------------
     PORTICO EQUITY INDEX
       FUND                         23.7      17.3      14.9          13.4
     S&P 500 STOCK INDEX<F7>        24.1      17.7      15.6          13.9

     <F7> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     An investment cannot be made directly in an index.

     Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The performance for Series Institutional shares has been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

     TOP 5 HOLDINGS 10/31/96
     GENERAL ELECTRIC                              2.9%
     COCA-COLA COMPANY                             2.3%
     EXXON CORPORATION                             2.0%
     INTEL CORPORATION                             1.7%
     MERCK &COMPANY, INC.                          1.7%

     Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

     TOTAL FUND NET ASSETS 10/31/96
     $251,728,435


                                   MIDCORE GROWTH FUND

     During fiscal year 1996, Portico MidCore Growth Fund's return of 18.8% performed well versus the Standard & Poor's 400 MidCap and the Lipper MidCap Stock Index which returned 17.4% and 15.0%, respectively. However, the Fund trailed the return of the Standard & Poor's 500 Stock Index at 24.1% and the return of the Wilshire Top 750 Index at 22.8%. Despite strong performance in a number of sectors, including capital goods, finance, and energy, our underperformance in the technology sector (which was a strong sector for the overall market) prevented us posting better relative results.

     In the capital goods sector, a 62.0% performance from one of our largest holdings, Tyco International, Ltd., boosted returns. In the finance area, our emphasis on consumer credit helped drive strong results with MBNA Corporation (+50.0%), First USA, Inc. (+25.0%), Green Tree Acceptance (+33.0%), and Associates First Capital (+19.0%). However, since we believe the economy is beginning to slow and the credit cycle is in its later stages, we have started to take profits in this sector of the portfolio.

     We started the year with only 1% of the portfolio committed to the energy sector. However, we increased our weighting throughout the year by adding exposure to the oil service sector. Advances in technology have made it possible for oil companies to drill and develop oil fields at a much lower cost per barrel than in the past. We believe this increases the demand for service providers. Our 8% weighting in energy includes holdings in Diamond Offshore Drilling, Inc., Transocean Offshore, Inc. and Tidewater, Inc.

     A growing service sector and better inventory management has led to a "muted" business cycle with longer, more moderate expansion and fewer, less severe recessions than in the past. The driving force in a muted cycle is the consumer. We continue to overweight the portfolio in this sector with particular emphasis on the "leisure industry." As the largest demographic segment of our population, the post World War II baby boomers, reach age 50, we believe more and more time -- and money -- will be spent on leisure time activities. Portfolio holdings in this sector include Mirage Resorts, Inc. and Carnival Corporation.

     Finally, corporate America's drive to increase productivity through technology provides tremendous growth opportunities for software and hardware companies. We correctly over-weighted the technology sector but due to poor stock selection we underperformed. Going forward, our focus is on companies that are leaders in their industries and that generate a major portion of their revenues on a recurring basis, such as Electronic Data Systems Corporation, First Data Corporation, SunGard Data Systems, Inc. and Ceridian Corporation. See the schedule of investments on page 39 for full portfolio composition.

     We believe the portfolio is well-positioned for 1997 and appreciate your continued confidence and support.

      (photo)                 (photo)                  (photo)
     MARIAN E. ZENTMYER,      MAYA K. BITTAR, CFA      MATTHEW D'ATTILIO
     CFA, CFP

     PORTFOLIO MANAGER PROFILE
     -------------------------
     MARIAN E. ZENTMYER, CFA, CFP, Senior Vice President and Senior Portfolio Manager of Firstar Investment Research & Management Company (FIRMCO), MAYA BITTAR, CFA, Vice President and Portfolio Manager and MATTHEW D'ATTILIO, Assistant Vice President and Portfolio Manager, co-manage the Fund, Marian since June 19, 1996 and Maya and Matt since December 1, 1996. Marian has been with Firstar since 1982 and has 18 years of investment management experience. She received her BA from Stanford University in 1978. Maya has been with Firstar since 1993 and has five years of investment management experience. She received her BBA in 1985 and her MBA and MS in 1991 from the University of Wisconsin. Matt joined Firstar in 1993 as an equity analyst. He received his BA from Bowdoin College in 1993. Marian is a Chartered Financial Analyst and a Certified Financial Planner. Maya is a Chartered Financial Analyst and Matt is presently pursuing the Chartered Financial Analyst designation.

                               12/29/92   10/93     10/94     10/95     10/96
                               --------  -------- ---------  --------  --------
     PORTICO MIDCORE GROWTH
       FUND                    $10,000   $10,753   $10,813   $12,927   $15,360
     WILSHIRE TOP 750 INDEX    $10,000   $10,951   $11,299   $14,348   $17,616
     S&P 500 STOCK INDEX       $10,000   $10,981   $11,406   $14,422   $17,898

     This chart assumes an initial investment of $10,000 made on 12/29/92 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                          AVERAGE ANNUAL RATE OF RETURN (%)
                         FOR PERIODS ENDED OCTOBER 31, 1996
                                                                 Since Inception
                                          1 Year       3 Years       12/29/92
                                         -------      ---------   --------------
     PORTICO MIDCORE GROWTH
       FUND                                18.5         12.6           11.8
     WILSHIRE TOP 750 INDEX<F8>            22.8         17.2           15.9
     S&P 500 STOCK INDEX<F9>               24.1         17.7           16.4

     <F8> The Wilshire Top 750 Index, an unmanaged index, consists of the largest 750 companies in the Wilshire 5000 Stock Index and extends down to approximately the $1 billion market capitalization level.

     <F9> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     An investment cannot be made directly in an index.

     Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

     TOP 5 HOLDINGS 10/31/96
     TYCO INTERNATIONAL, LTD.                      4.6%
     COLUMBIA/HCA HEALTHCARE CORPORATION           3.7%
     MBNA CORPORATION                              3.6%
     CUC INTERNATIONAL, INC.                       3.6%
     TIDEWATER, INC.                               3.4%

     Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

     TOTAL FUND NET ASSETS 10/31/96
     $171,928,764


                                   SPECIAL GROWTH FUND

     Portico Special Growth gained 12.6% for the fiscal year ended October 31, 1996, lagging the large company dominated S&P 500's 24.1% return. In addition, Special Growth's significant healthcare and technology weightings relative to the midcap stock indices caused it to lag the Wilshire MidCap 750's 17.9% return over the same time period. However, the longer term performance of Portico Special Growth is above average. Specifically, the Fund's average annual return of 15.2% since inception on December 28, 1989 exceeds both the S&P 500 (+13.9%) and the Wilshire MidCap 750 (+13.6%) for the same time period as the chart at right shows.

     Over the fiscal year, we increased technology stocks as a percentage of the Fund from 14% to 21% and healthcare-related issues from 21.5% to 23% -- taking our exposure in these two groups to approximately two times that of the market averages. By contrast, we reduced the Fund's exposure to consumer cyclicals (retail stocks) due to their significant stock appreciation. These sector shifts reflect our primary investment disciplines: first, we lean against conventionalism when underlying company fundamentals are improving and exceed consensus forecast; second, our ongoing relative valuation analysis prompts us to -prune back- positions as the underlying growth potential is reflected in the current price-earnings multiple.

     During fiscal 1996, ADC Telecommunications, Synopsys, Inc., Altera Corporation, Jones Apparel Group, Inc., Hollywood Entertainment Corporation, Dollar General Corporation, Charles Schwab Corporation, and AMBAC, Inc. provided the highest returns for shareowners. Our worst performers were Healthsource, Department 56, and Biomet - all of which have been eliminated from the Fund based on deteriorating business prospects. See the schedule of investments on page 41 for full portfolio composition. For 1997, Special Growth Fund's 17.5 times price-earnings multiple (a slight discount to the Wilshire MidCap and the S&P 500 indices) is at the lower end of our relative range. By contrast, with three-fourths of a calendar year complete, Portico Special Growth Fund's earnings gains are well above average at 26.3% verses 8.3% for the S&P 500 and we contend our overall relationship between the absolute price-earnings multiple of the Fund and our historic-perspective earnings outlook is above average. Accordingly we are fully invested.

     We appreciate your continued confidence in Portico Special Growth Fund.

     (photo)                      (photo)                (photo)
     J. SCOTT HARKNESS, CFA       MARK D. WESTMAN,       TODD M. KRIEG
                                  CFA, CPA

     PORTFOLIO MANAGER PROFILE
     -------------------------


     J. SCOTT HARKNESS, CFA, Chief Investment Officer of Firstar Investment Research & Management Company (FIRMCO), MARK D. WESTMAN, CFA, CPA, Vice President and Portfolio Manager, and TODD M. KRIEG, CFA, Vice President and Portfolio Manager manage the Fund - Scott since its inception on December 28, 1989, Mark since January 1994 and Todd since September 1994. Scott has been with Firstar for 17 years and has more than 18 years of investment management experience. He received his BA from the University of Wisconsin in 1977. Mark has been with Firstar for three years and received his BA from Augustana College in 1985 and his MBA from the University of Chicago in 1993. Todd has been with Firstar for four years and received his BA from Williams College in 1983 and a JD from Georgetown University in 1989. Scott, Mark, and Todd are all Chartered Financial Analysts.


                                   12/29/89    10/90    10/91     10/92     10/93    10/94     10/95     10/96
                                   --------   ------   -------   ------    ------    ------    ------   ------
     PORTICO SPECIAL GROWTH
       FUND                        $10,000    $8,953   $14,346    $15,617  $18,138  $18,641   $23,449   $26,399
     WILSHIRE MIDCAP 750 INDEX     $10,000    $7,606   $11,627    $12,910  $16,167  $16,680   $20,303   $23,943
     S&P 500 STOCK INDEX           $10,000    $8,855   $11,821    $12,999  $14,941  $15,519   $19,622   $24,351


     This chart assumes an initial investment of $10,000 made on 12/28/89 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                          AVERAGE ANNUAL RATE OF RETURN (%)
                         FOR PERIODS ENDED OCTOBER 31, 1996
                                                                Since Inception
                                     1 Year  3 Years  5 Years       12/28/89
                                    -------  -------  -------   ---------------
     PORTICO SPECIAL GROWTH
       FUND                           12.6      13.3     13.0           15.2
     WILSHIRE MIDCAP 750 INDEX<F10>   17.9      14.0     15.5           13.6
     S&P 500 STOCK INDEX<F11>         24.1      17.7     15.6           13.9

     <F10> The Wilshire MidCap 750 Index, an unmanaged index, is an overlay of large and small company universes and consists of companies 501 to 1250 of the Wilshire 5000 Stock Index. Market capitalization range of MidCap 750 is from $450 million to $1.7 billion.

     <F11> The S&P500 Stock Index is an index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

     An investment cannot be made directly in an index.

     Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

     TOP 5 HOLDINGS 10/31/96
     THE CHARLES SCHWAB CORPORATION                3.0%
     HEALTH MANAGEMENT ASSOCIATES, INC.            2.9%
     VENCOR, INC.                                  2.7%
     DOLLAR GENERAL CORPORATION                    2.3%
     ATMEL CORPORATION                             2.3%

     Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

     TOTAL FUND NET ASSETS 10/31/96
     $594,016,179


                              INTERNATIONAL EQUITY FUND

     Portico International Equity Fund seeks capital appreciation through investment in foreign equity securities of small- to medium-sized companies. The Fund uses a unique approach to investing in comparison to our actively managed Portico equity funds. The Fund is comprised of a representative portion of the small- to medium-sized companies found in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index. Instead of focusing on the entire index, the Fund invests in companies with a market capitalization range of $250 million to $5 billion. Country allocations are weighted by the Gross Domestic Product (GDP) of each foreign country. This allows the Fund to reduce the overall exposure to Japan while increasing exposure to other countries such as Germany and France. As of October 31, 1996, the International Equity Fund owned 795 companies located throughout Europe and the Pacific Basin. State Street Global Advisors, with over 16 years of international investing experience and $52 billion of international assets under management, is the sub-advisor and handles the trading for the Fund. As a result, the Fund can take advantage of reduced trading and transaction costs.

     Over the past fiscal year, foreign stocks declined overall as respectable returns in Europe were outweighed by losses from a weak currency in Japan. The stronger U.S. dollar had a negative effect on the Fund's performance over this time period. As a result, the Fund index performed when compared to the EAFE Index.

     Going forward, we believe long-term performance of small- to medium-sized international companies will provide higher total returns than investments in larger international companies that make up the EAFE Index. We continue to believe investing internationally is an effective strategy to diversify your portfolio while offering the potential for attractive returns over the long term.

     Investments in foreign securities involve some risk not associated with investments in domestic securities such as foreign currency fluctuations, and economic and political risks.

     (photo)
     DANIEL A. TRANCHITA, CFA

     PORTFOLIO MANAGER PROFILE
     -------------------------
     DANIEL A. TRANCHITA, CFA, Vice President and Portfolio Manager of Firstar Investment Research &Management Company (FIRMCO) has managed the Fund since its inception on April 28, 1994. Dan has been with Firstar since 1989 and has eight years of investment management experience. He received his BA in 1987 and his MBA in 1989 from Marquette University. Dan is a Chartered Financial Analyst.

                                    4/28/94       10/94       10/95      10/96
                                   ---------    ---------   ---------  ---------
     PORTICO INTERNATIONAL
       EQUITY FUND                  $10,000      $ 9,995     $ 9,620    $10,410
     EAFE INDEX                     $10,000      $10,429     $10,390    $11,478
     GDP EAFE INDEX                 $10,000      $10,103     $10,154    $11,239

     This chart assumes an initial investment of $10,000 made on 4/28/94 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                          AVERAGE ANNUAL RATE OF RETURN (%)
                         FOR PERIODS ENDED OCTOBER 31, 1996

                                                    Since Inception
                                     1 Year             4/28/94
                                    --------        ----------------
     PORTICO INTERNATIONAL
       EQUITY FUND                     8.2                1.6
     GDPEAFE INDEX<F12>               10.7                4.8
     EAFE INDEX<F13>                  10.5                5.7

     <F12>The gross domestic product-weighted Morgan Stanley Capital
          International Europe, Australia and Far East Index, ("MSCI GDP EAFE") is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The GDP EAFE Index seeks to replicate industry composition of each local market, and a representative sampling of large, medium and small capitalization companies from each local market.

     <F13> The MSCI/EAFEIndex is the most recognized international index and is weighted by market capitalization.

     An investment cannot be made directly in an index.

     Effective at the close of business on January 9, 1995, Portico Funds began to offer Series A (retail) shares and Series Institutional shares. Series A shares, unlike the Series Institutional shares, have a 4% maximum sales load and are subject to an annual 0.25% service organization fee. In addition, the purchase price adjustment on the Fund no longer applies to either the Series A or Series Institutional shares. The performance for Series Institutional shares has been restated to reflect the elimination of the purchase price adjustment. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced.

     TOP 5 COUNTRIES 10/31/96
     JAPAN                                        28.7%
     GERMANY                                      18.4%
     FRANCE                                       11.6%
     GREAT BRITAIN                                 8.9%
     ITALY                                         7.6%

     Portfolio holdings are subject to change and are not a representation of the Fund's entire portfolio holdings.

     TOTAL FUND NET ASSETS 10/31/96
     $46,950,663



     STATEMENT OF ASSETS AND LIABILITIES
     (Amounts in thousands, except per share data)
     October 31, 1996
                                         BALANCED GROWTH AND INCOME EQUITY INDEX
                                           FUND          FUND           FUND
                                         -------  -----------------  -----------
     ASSETS:
       Investments, at value (cost
          $132,152, $226,286, $167,340,
          $121,551, $488,692 and
          $47,028, respectively)           $157,573       $295,035      $251,066
       Foreign currency (cost $44)                -              -             -
       Cash                                       -              -             -
       Income receivable                        937            722           419
       Capital shares sold                       37            383           441
       Receivable for securities sold           742          2,862         1,057
       Other assets                               8              8            11
                                           --------       --------      --------
          Total Assets                      159,297        299,010       252,994
                                           --------       --------      --------
     LIABILITIES:
       Payable for securities purchased         708            527         1,128
       Capital shares redeemed                    1              9             3
       Payable to affiliates                    113            240            98
       Accrued expenses and other
          liabilities                            26             36            37
                                           --------       -------       --------
          Total Liabilities                     848            812         1,266
                                           --------       --------      --------
     NET ASSETS                            $158,449       $298,198      $251,728
                                           --------       --------      --------
     NET ASSETS CONSIST OF:
       Capital stock                       $123,552       $203,818      $164,985
       Undistributed net
          investment income (loss)              367            507           382
       Undistributed accumulated
          net realized gains (losses) on:
          Investments                         9,109         25,124         2,493
       Unrealized net appreciation
          (depreciation) on:
          Investments                        25,421         68,749        83,726
          Futures contracts                       -              -           142
          Foreign currency                        -              -             -
                                           --------       --------      --------
          Total Net Assets                 $158,449       $298,198      $251,728
                                           ========       ========      ========
     SERIES A:
       Net assets                          $ 29,034       $ 71,310       $39,656
       Shares authorized ($.0001
          par value)                        500,000        500,000       500,000
       Shares issued and outstanding          1,038          2,156           803
       Net asset value and redemption
          price per share <F14>              $27.98         $33.07        $49.40
                                           ========       ========      ========
       Maximum offering price
          per share <F14>                    $29.15         $34.45        $51.46
                                           ========       ========      ========

     SERIES INSTITUTIONAL:
       Net assets                          $129,415       $226,888      $212,072
       Shares authorized ($.0001
          par value)                        500,000        500,000       500,000
       Shares issued and outstanding          4,623          6,858         4,291
       Net asset value, redemption
          price and offering price
          per share <F14>                    $27.99         $33.08        $49.43
                                           ========       ========      ========


     STATEMENT OF ASSETS AND LIABILITIES (continued)
     (Amounts in thousands, except per share data)
     October 31, 1996
                                           MIDCORE       SPECIAL   INTERNATIONAL
                                           GROWTH        GROWTH       EQUITY
                                            FUND          FUND         FUND
                                           -------       ------    ------------
     ASSETS:
       Investments, at value (cost
          $132,152, $226,286, $167,340,
          $121,551, $488,692 and
          $47,028, respectively)           $172,110       $594,350      $ 46,765
       Foreign currency (cost $44)                -              -            45
       Cash                                       -              -           110
       Income receivable                         96            287            80
       Capital shares sold                       63            106             -
       Receivable for securities sold           670          5,839             -
       Other assets                               7              6            83
                                           --------       --------      --------
          Total Assets                      172,946        600,588        47,083
                                           --------       --------      --------
     LIABILITIES:
       Payable for securities purchased         669          5,961             -
       Capital shares redeemed                    -             56             -
       Payable to affiliates                    145            496            52
       Accrued expenses and other
          liabilities                           203             59            80
                                           --------       --------      --------
          Total Liabilities                   1,017          6,572           132
                                           --------       --------      --------
     NET ASSETS                            $171,929       $594,016      $ 46,951
                                           ========       ========      ========
     NET ASSETS CONSIST OF:
       Capital stock                       $114,000       $413,010       $46,013
       Undistributed net investment
          income (loss)                         (2)          (1)             207
       Undistributed accumulated net
          realized gains (losses) on:
          Investments                         7,372         75,349           994
       Unrealized net appreciation
          (depreciation) on:
          Investments                        50,559        105,658         (264)


          Futures contracts                       -              -             -
          Foreign currency                        -              -             1
                                           --------       --------      --------
          Total Net Assets                 $171,929       $594,016      $ 46,951
                                           ========       ========      ========

     SERIES A:
       Net assets                          $ 16,636       $111,159      $  3,769
       Shares authorized ($.0001
          par value)                        500,000        500,000       500,000
       Shares issued and outstanding            549          2,686           186
       Net asset value and redemption
          price per share <F14>              $30.32         $41.38        $20.21
                                           ========       ========      ========
       Maximum offering price
          per share <F14>                    $31.58         $43.10        $21.05
                                           ========       ========      ========
     SERIES INSTITUTIONAL:
       Net assets                          $155,293       $482,857      $ 43,182
       Shares authorized ($.0001
          par value)                        500,000        500,000       500,000
       Shares issued and outstanding          5,104         11,613         2,130
       Net asset value, redemption
          price and offering price
          per share <F14>                    $30.43         $41.58        $20.27
                                           ========       ========      ========

     <F14> Amounts may not recalculate due to rounding.

     See notes to the financial statements.


     STATEMENT OF CHANGES IN NET ASSETS
     (Amounts in thousands)
                                      BALANCED FUND       GROWTH AND INCOME FUND
                                   -----------------      ----------------------
                                  Year ended October 31,  Year ended October 31,
                                  ----------------------  ----------------------
                                       1996         1995       1996        1995
                                       ----         ----       ----        ----
     OPERATIONS:
       Net investment income (loss) $  2,939     $  2,444   $  4,076    $  2,975
       Net realized gain (loss) on:
          Investments                  9,418        3,757     25,182       8,861
          Foreign currency                 -            -          -           -
       Change in unrealized
          appreciation (depreciation)
          on:
          Investments                  4,478       14,596     29,232       8,643
          Foreign currency                 -            -          -           -
                                     -------       ------    -------     -------


       Net increase (decrease) in net
          assets resulting from
          operations                  16,835       20,797     58,490      40,479
                                     -------       ------    -------     -------
     CAPITAL SHARE TRANSACTIONS:
       Shares sold                    65,662       51,996     83,323      39,149
       Shares issued to owners in
          reinvestment of dividends    5,339        2,325     11,607       6,778
       Shares redeemed              (50,314)     (41,011)   (47,816)     38,029)
                                     -------      -------    -------     -------
       Net increase (decrease)        20,687       13,310     47,114       7,898
                                     -------      -------    -------     -------
     DISTRIBUTIONS TO SHAREOWNERS <F15>:
       From net investment income          -        (540)          -       (925)
       From net realized gains             -            -          -      4,244)
                                     -------      -------    -------     -------
                                           -        (540)          -     (5,169)
                                     -------      -------    -------     -------
     DISTRIBUTIONS TO SERIES A
       SHAREOWNERS <F15>:
       From net investment income      (449)        (285)      (724)       (374)
       From net realized gains         (485)            -    (1,827)           -
                                     -------      -------    -------     -------
                                       (934)        (285)    (2,551)       (374)
                                     -------      -------    -------     -------
     DISTRIBUTIONS TO SERIES
       INSTITUTIONAL SHAREOWNERS <F15>:
       From net investment income    (2,354)      (1,555)    (3,021)     (1,711)
       From net realized gains       (2,169)            -    (7,010)           -
                                     -------      -------    -------     -------
                                     (4,523)      (1,555)   (10,031)     (1,711)
                                     -------      -------    -------     -------
     TOTAL INCREASE IN NET ASSETS     32,065       31,727     93,022      41,123
     NET ASSETS:
       Beginning of year             126,384       94,657    205,176     164,053
                                     -------      -------    -------     -------
       End of year (including
          undistributed net
          investment income
          (loss) of $367, $226,
          $507, $175, $382, $245,
          $(2), $<F15>, $<F15>, $0,
          $207 and $156,
          respectively)             $158,449     $126,384   $298,198    $205,176
                                    ========     ========   ========    ========


     STATEMENT OF CHANGES IN NET ASSETS (continued)
     (Amounts in thousands)
                                      EQUITY INDEX FUND      MIDCORE GROWTH FUND
                                      -----------------      -------------------
                                   Year ended October 31,  Year ended October31,
                                   ----------------------  ---------------------
                                       1996          1995       1996        1995
                                       ----          ----       ----        ----
     OPERATIONS:
       Net investment income (loss)  $ 4,423      $  2,949   $  (103)    $   145
       Net realized gain (loss) on:
          Investments                  2,908         1,377     12,442      2,657
          Foreign currency                 -             -          -          -
       Change in unrealized
          appreciation (depreciation)
          on:
          Investments                 38,137        26,047     15,736     20,823
          Foreign currency                 -             -          -          -
                                     -------       -------    -------    -------
       Net increase (decrease)
          in net assets resulting
          from operations             45,468        30,373     28,075     23,625
                                     -------       -------    -------    -------
     CAPITAL SHARE TRANSACTIONS:
       Shares sold                   113,777        43,586     50,218     49,755
       Shares issued to owners in
          reinvestment of dividends    5,332         2,893          -        222
       Shares redeemed              (63,944)      (24,547)   (50,897)   (42,006)
                                     -------       -------    -------    -------
       Net increase (decrease)        55,165        21,932      (679)      7,971
                                     -------       -------    -------    -------
     DISTRIBUTIONS TO SHAREOWNERS <F15>:
       From net investment income          -         (731)          -      (137)
       From net investment income          -         (201)          -          -
                                     -------       -------    -------    -------
                                           -         (932)          -      (137)
                                     -------       -------    -------    -------
     DISTRIBUTIONS TO SERIES A
      SHAREOWNERS <F15>:
       From net investment income      (495)         (226)          -        (1)
       From net realized gains         (165)             -          -          -
                                     -------       -------    -------    -------
                                       (660)         (226)          -        (1)
                                     -------       -------    -------    -------
     DISTRIBUTIONS TO SERIES
       INSTITUTIONAL SHAREOWNERS <F15>:
       From net investment income    (3,791)       (1,941)          -      (122)
       From net realized gains       (1,223)             -          -          -
                                     -------       -------    -------    -------
                                     (5,014)       (1,941)          -      (122)
                                     -------       -------    -------    -------
     TOTAL INCREASE IN NET ASSETS     94,959        49,206     27,396     31,336
     NET ASSETS:
       Beginning of year             156,769       107,563    144,533    113,197
                                     -------       -------    -------    -------

       End of year (including
          undistributed net
          investment income
          (loss) of $367, $226,
          $507, $175, $382, $245,
          $(2), $(1), $(1), $0,
          $207 and $156,
          respectively)             $251,728      $156,769   $171,929   $144,533
                                    ========      ========   ========   ========

     STATEMENT OF CHANGES IN NET ASSETS (continued)
     (Amounts in thousands)
                                                               INTERNATIONAL
                                    SPECIAL GROWTH FUND         EQUITY FUND
                                  ----------------------   -------------------
                                  Year ended October 31,  Year ended October 31,
                                  ----------------------  ----------------------
                                       1996          1995       1996        1995
                                       ----          ----       ----        ----
     OPERATIONS:
       Net investment income (loss) $ (841) $ (148) $ 259 $ 165 Net realized gain (loss) on:
          Investments                77,360        57,101      1,006         463
          Foreign currency                -             -       (33)         225
       Change in unrealized
          appreciation (depreciation)
          on:
          Investments              (11,614)        49,078      1,581     (1,826)
          Foreign currency                -             -        (2)           1
                                    -------       -------    -------     -------
       Net increase (decrease)
          in net assets resulting
          from operations            64,905       106,031      2,811       (972)
                                    -------       -------    -------     -------
     CAPITAL SHARE TRANSACTIONS:
       Shares sold                  166,347       130,385     17,724      12,055
       Shares issued to owners in
          reinvestment of dividends  52,218         2,330        753          59
       Shares redeemed            (153,470)     (110,262)    (6,306)     (2,015)
                                    -------       -------    -------     -------
       Net increase (decrease)       65,095        22,453     12,171      10,099
                                    -------       -------    -------     -------
     DISTRIBUTIONS TO SHAREOWNERS <F15>:
       From net investment income         -             -          -        (55)
       From net investment income         -       (2,526)          -         (8)
                                    -------       -------    -------     -------
                                          -       (2,526)          -        (63)
                                    -------       -------    -------     -------
     DISTRIBUTIONS TO SERIES A
      SHAREOWNERS <F15>:
       From net investment income         -             -        (6)           -
       From net realized gains      (9,690)             -       (34)           -

                                    -------       -------    -------     -------
                                    (9,690)             -       (40)           -
                                    -------       -------    -------     -------
     DISTRIBUTIONS TO SERIES
      INSTITUTIONAL SHAREOWNERS <F15>:
       From net investment income         -             -      (174)           -
       From net realized gains     (47,791)          (45)      (637)           -
                                    -------       -------    -------     -------
                                   (47,791)          (45)      (811)           -
                                    -------       -------    -------     -------
     TOTAL INCREASE IN NET ASSETS    72,519       125,913     14,131       9,064
     NET ASSETS:
       Beginning of year            521,497       395,584     32,820      23,756
                                    -------       -------    -------     -------
       End of year (including
          undistributed net
          investment income
          (loss) of $367, $226,
          $507, $175, $382, $245,
          $(2), $(1), $(1), $0,
          $207 and $156,
          respectively)            $594,016      $521,497    $46,951     $32,820
                                    =======       =======    =======     =======

<F15> On January 9, 1995, all previously existing series of shares of each
      Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. Distributions to shareowners from net investment income and net realized gains reflect activity for the Funds for the period November 1, 1994 through January 9, 1995 and for each Fund's respective class of shares for the period from January 10, 1995 through October 31, 1996.

      See notes to the financial statements.


FINANCIAL HIGHLIGHTS

                                                                         BALANCED FUND
                            --------------------------------------------------------------------------------------------------
                                      Year ended                      Year ended                 Year ended           March 30,
                                   October 31, 1996             October 31, 1995<F19>            October 31,          1992<F16>
                            -----------------------------   -----------------------------     ----------------         through
                            Series A  Series Institutional  Series A  Series Institutional    1994       1993       Oct. 31, 1992
                            --------  --------------------  --------  --------------------    ----       ----       -------------
Per Share Data:
Net asset value,
  beginning of period         $25.89         $25.90           $22.10        $22.10           $22.76     $20.49         $20.00

Income from investment operations:
  Net investment income         0.47<F24>      0.55<F24>        0.49          0.53             0.44       0.47           0.28

  Net realized and unrealized
     gains (losses) on
     securities                 2.64           2.62             3.77          3.78           (0.66)       2.27           0.44
                              ------         ------           ------        ------           ------     ------         ------
  Total from investment
     operations                 3.11           3.17             4.26          4.31           (0.22)       2.74           0.72
                              ------         ------           ------        ------           ------     ------         ------

Less distributions:
  Dividends from net
     investment income        (0.47)         (0.53)           (0.47)        (0.51)           (0.44)     (0.47)         (0.23)
  Distributions from
     capital gains            (0.55)         (0.55)                -             -                -          -              -
                              ------         ------           ------        ------           ------     ------         ------
  Total distributions         (1.02)         (1.08)           (0.47)        (0.51)           (0.44)     (0.47)         (0.23)
                              ------         ------           ------        ------           ------     ------         ------

Net asset value, end
     of period                $27.98         $27.99           $25.89        $25.90           $22.10     $22.76         $20.49
                              ======         ======           ======        ======           ======     ======         ======

Total return <F20><F21>       12.30%         12.56%           19.55%        19.79%          (0.93)%     13.49%          3.72%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period           $29,034       $129,415          $21,832      $104,552          $94,657    $82,099        $45,653
  Ratio of net expenses
     to average net
     assets <F22>              1.00%          0.75%            0.94%         0.75%            0.75%      0.75%          0.75%
  Ratio of net investment
     income to average net
     assets <F22>              1.80%          2.05%            2.05%         2.24%            2.03%      2.24%          2.48%

  Portfolio turnover
     rate <F23>               63.91%         63.91%           61.87%        61.87%           59.77%     71.60%         29.04%

  Average commission
     rate paid <F23>         $0.0581        $0.0581


FINANCIAL HIGHLIGHTS (continued)

                                                                     GROWTH AND INCOME FUND
                                   ----------------------------------------------------------------------------------------
                                         Year ended                   Year ended
                                      October 31, 1996          October 31, 1995<F19>             Year ended October 31,
                            -----------------------------   -----------------------------     ------------------------------
                            Series A  Series Institutional  Series A  Series Institutional    1994     1993<F17>        1992
                            --------  -------------------   --------  -------------------     ----     --------         ----
Per Share Data:
Net asset value,
  beginning of period         $27.62         $27.63           $23.09        $23.09           $23.70     $22.27         $21.72

Income from investment
  operations:
  Net investment income         0.42<F24>      0.50<F24>        0.37          0.42             0.43       0.56           0.69

  Net realized and unrealized
     gains (losses) on
     securities                 6.61           6.61             5.14          5.14           (0.03)       1.63           0.56
                              ------         ------           ------        ------           ------     ------         ------

  Total from investment
     operations                 7.03           7.11             5.51          5.56             0.40       2.19           1.25
                              ------         ------           ------        ------           ------     ------         ------

Less distributions:
  Dividends from net
     investment income        (0.39)         (0.47)           (0.38)        (0.42)           (0.42)     (0.57)         (0.70)
  Distributions from
     capital gains            (1.19)         (1.19)           (0.60)        (0.60)           (0.59)     (0.19)              -
                              ------         ------           ------        ------           ------     ------         ------
  Total distributions         (1.58)         (1.66)           (0.98)        (1.02)           (1.01)     (0.76)         (0.70)
                              ------         ------           ------        ------           ------     ------         ------

Net asset value,
     end of period            $33.07         $33.08           $27.62        $27.63           $23.09     $23.70         $22.27
                              ======         ======           ======        ======           ======     ======         ======

Total return <F20><F21>       26.62%         26.90%           24.75%        25.00%            1.84%      9.93%          5.82%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period           $71,310       $226,888          $42,424      $162,752         $164,053   $160,704       $135,713
  Ratio of net expenses
     to average net
     assets <F22>              1.15%          0.90%            1.09%         0.90%            0.90%      0.88%          0.75%
  Ratio of net investment
     income to average
     net assets <F22>          1.42%          1.67%            1.51%         1.70%            1.89%      2.44%          3.16%

  Portfolio turnover
     rate <F23>               51.37%         51.37%           47.85%        47.85%           56.85%     86.24%         31.25%

  Average commission
     rate paid <F23>         $0.0573        $0.0573

<F16> Commencement of operations.
<F17> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.

<F18> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.

<F19> On January 9, 1995, all previously existing series of shares of each
      Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.

<F20> Not annualized for the period ended October 31, 1992, for the
      Balanced Fund and for the period ended October 31, 1993, for the MidCore Growth Fund and for the period ended October 31, 1994, for the International Equity Fund.

<F21> The total return does not reflect the 4% front-end sales charge for
      Series A.

<F22> Annualized for the period ended October 31, 1992, for the Balanced
      Fund and for the period ended October 31, 1993, for the MidCore Growth Fund and for the period ended October 31, 1994, for the International Equity Fund.

<F23> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F24> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
                       See notes to the financial statements.




FINANCIAL HIGHLIGHTS (continued)

                                                                   EQUITY INDEX FUND
                            --------------------------------------------------------------------------------------------------
                                         Year ended                      Year ended
                                      October 31, 1996             October 31, 1995<F28>           Year ended October 31,
                            ------------------------------  -----------------------------     --------------------------------
                            Series A  Series Institutional  Series A  Series Institutional    1994       1993         1992<F27>
                            --------  --------------------  --------  --------------------    ----       ----         --------
Per Share Data:
Net asset value,
  beginning of period         $41.07         $41.08           $33.41        $33.41           $33.04     $29.72         $27.87

Income from investment operations:
  Net investment income         0.77<F33>      0.91<F33>        0.70          0.76             0.77       0.75           0.73

  Net realized and unrealized
     gains (losses) on
     securities                 8.69           8.68             7.70          7.71             0.35       3.32           1.86
                              ------         ------           ------        ------           ------     ------         ------
  Total from investment
     operations                 9.46           9.59             8.40          8.47             1.12       4.07           2.59
                              ------         ------           ------        ------           ------     ------         ------

Less distributions:
  Dividends from net
     investment income        (0.78)         (0.89)           (0.68)        (0.74)           (0.75)     (0.75)         (0.73)
  Distributions from
     capital gains            (0.35)         (0.35)           (0.06)        (0.06)                -          -         (0.01)
                              ------         ------           ------        ------           ------     ------         ------
  Total distributions         (1.13)         (1.24)           (0.74)        (0.80)           (0.75)     (0.75)         (0.74)
                              ------         ------           ------        ------           ------     ------         ------

Net asset value,
     end of period            $49.40         $49.43           $41.07        $41.08           $33.41     $33.04         $29.72
                              ======         ======           ======        ======           ======     ======         ======

Total return <F29><F30>       23.36%         23.68%           25.79%        26.02%            3.51%     13.79%          9.36%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period           $39,656       $212,072          $18,663      $138,106         $107,563    $83,820        $81,070
  Ratio of net expenses
     to average
     net assets <F31>          0.66%          0.41%            0.66%         0.46%            0.50%      0.50%          0.50%
  Ratio of net investment
     income to average
     net assets <F31>          1.76%          2.01%            2.14%         2.34%            2.38%      2.32%          2.48%

  Portfolio turnover
     rate <F32>                7.48%          7.48%            4.61%         4.61%           13.28%     13.78%          5.50%

  Average commission
     rate paid <F32>         $0.0604        $0.0604


FINANCIAL HIGHLIGHTS (continued)
                                                                  MIDCORE GROWTH FUND
                           -------------------------------------------------------------------------------------------------
                                    Year ended                      Year ended                                   Dec. 29,
                                 October 31, 1996             October 31, 1995<F28>            Year              1992<F25>
                            --------------------------      -------------------------          ended              through
                            Series A     Series Inst'l.     Series A     Series Inst'l.    Oct. 31, 1994       Oct. 31, 1993
                            --------     --------------     --------     --------------    -------------       -------------

Per Share Data:
Net asset value,
  beginning of period         $25.58         $25.61           $21.47        $21.47             $21.40              $20.09

Income from investment operations:
  Net investment income       (0.07) <F33>   (0.01) <F33>     (0.02)          0.03               0.06                0.09

  Net realized and unrealized
     gains (losses) on
     securities                 4.81           4.83             4.16          4.16               0.06                1.32
                             -------        -------          -------       -------            -------             -------
  Total from investment
     operations                 4.74           4.82             4.14          4.19               0.12                1.41
                             -------        -------          -------       -------            -------             -------

Less distributions:
  Dividends from net
     investment income             -              -           (0.03)        (0.05)             (0.05)              (0.10)
  Distributions from
     capital gains                 -              -                -             -                  -                   -
                             -------        -------          -------       -------            -------             -------
  Total distributions              -              -           (0.03)        (0.05)             (0.05)              (0.10)
                             -------        -------          -------       -------            -------             -------

Net asset value,
     end of period            $30.32         $30.43           $25.58        $25.61             $21.47              $21.40
                             =======        =======          =======       =======            =======             =======

Total return <F29><F30>       18.53%         18.82%           19.31%        19.55%              0.56%               7.53%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period           $16,636       $155,293          $10,105      $134,428           $113,197             $84,467
  Ratio of net expenses
     to average
     net assets <F31>          1.15%          0.90%            1.09%         0.90%              0.88%               0.89%
  Ratio of net investment
     income to average
     net assets <F31>        (0.29)%        (0.04)%          (0.06)%         0.13%              0.30%               0.57%

  Portfolio turnover
     rate <F32>               56.75%         56.75%           49.84%        49.84%             33.24%              46.29%

  Average commission
     rate paid <F32>         $0.0582        $0.0582


FINANCIAL HIGHLIGHTS (continued)

                                                                  SPECIAL GROWTH FUND
                            ------------------------------------------------------------------------------------------------
                                    Year ended                      Year ended
                                 October 31, 1996             October 31, 1995<F28>              Year ended October 31,
                            --------------------------      -------------------------        -------------------------------
                            Series A     Series Inst'l.     Series A     Series Inst'l.       1994       1993      1992<F27>
Per Share Data:
Net asset value,
  beginning of period         $41.40         $41.47           $33.19        $33.19           $32.34     $28.50       $28.05

Income from investment operations:
  Net investment
     income (loss)             (0.13) <F39>  (0.04) <F39>     (0.07)          0.00             0.04       0.07         0.17

  Net realized and unrealized
     gains (losses) on
     securities                 4.70           4.74             8.49          8.49             0.85       4.47         2.18
                              ------         ------           ------        ------           ------     ------       ------
  Total from investment
     operations                 4.57           4.70             8.42          8.49             0.89       4.54         2.35
                              ------         ------           ------        ------           ------     ------       ------

Less distributions:
  Dividends from net
     investment income             -              -                -             -           (0.04)     (0.08)       (0.18)
  Distributions from
     capital gains            (4.59)         (4.59)           (0.21)        (0.21)                -     (0.62)       (1.72)
                              ------         ------           ------        ------           ------     ------       ------
  Total distributions         (4.59)         (4.59)           (0.21)        (0.21)           (0.04)     (0.70)       (1.90)
                              ------         ------           ------        ------           ------     ------       ------

Net asset value,
  end of period               $41.38         $41.58           $41.40        $41.47           $33.19     $32.34       $28.50
                              ======         ======           ======        ======           ======     ======       ======

Total return <F29><F30>       12.27%         12.58%           25.56%        25.79%            2.77%     16.15%        8.86%

Supplemental data and ratios:
  Net assets, in thousands,
     end of period          $111,159       $482,857          $87,269      $434,228         $395,584   $347,130     $205,207
  Ratio of net expenses
     to average
     net assets <F31>          1.13%          0.88%            1.09%         0.90%            0.89%      0.88%        0.76%
  Ratio of net investment
     income to average
     net assets <F31>        (0.35)%        (0.10)%          (0.19)%         0.00%            0.13%      0.24%        0.65%

  Portfolio turnover
     rate <F32>              103.34%        103.34%           79.25%        79.25%           69.74%     58.80%       31.94%

  Average commission
     rate paid <F32>         $0.0576        $0.0576


<F25> Commencement of operations.
<F26> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F27> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F28> On January 9, 1995, all previously existing series of shares of each
      Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F29> Not annualized for the period ended October 31, 1992, for the
      Balanced Fund and for the period ended October 31, 1993, for the MidCore Growth Fund and for the period ended October 31, 1994, for the International Equity Fund.
<F30> The total return does not reflect the 4% front-end sales charge for
      Series A.
<F31> Annualized for the period ended October 31, 1992, for the Balanced
      Fund and for the period ended October 31, 1993, for the MidCore Growth Fund and for the period ended October 31, 1994, for the International Equity Fund.
<F32> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F33> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
                       See notes to the financial statements.



FINANCIAL HIGHLIGHTS (continued)

                                                                      INTERNATIONAL EQUITY FUND
                                           -------------------------------------------------------------------------------
                                                        Year ended                           Year ended            April 28,
                                                     October 31, 1996                  October 31, 1995<F37>       1994<F34>
                                           -------------------------------     -------------------------------      through
                                           Series A    Series Institutional    Series A    Series Institutional  Oct. 31, 1994
                                           --------    --------------------    --------    --------------------  -------------
Per Share Data:
Net asset value,
  beginning of period                        $19.15           $19.19             $19.99            $19.99            $20.00

Income from investment operations:
  Net investment income                        0.07<F42>        0.11<F42>          0.08              0.12              0.04

  Net realized and unrealized
     gains (losses) on securities              1.43             1.44             (0.87)            (0.87)            (0.05)
                                            -------          -------            -------           -------           -------
  Total from investment operations             1.50             1.55             (0.79)            (0.75)            (0.01)
                                            -------          -------            -------           -------           -------

Less distributions:
  Dividends from net investment income       (0.07)           (0.10)             (0.04)            (0.04)                 -
  Distributions from capital gains           (0.37)           (0.37)             (0.01)            (0.01)                 -
                                            -------          -------            -------           -------           -------
  Total distributions                        (0.44)           (0.47)             (0.05)            (0.05)                 -
                                            -------          -------            -------           -------           -------

Net asset value, end of period               $20.21           $20.27             $19.15            $19.19            $19.99
                                            =======          =======            =======           =======           =======

Total return <F38><F39>                       7.95%            8.21%            (3.95)%           (3.75)%           (0.05)%

Supplemental data and ratios:
  Net assets, in thousands, end of period    $3,769          $43,182             $1,633           $31,187           $23,756
  Ratio of net expenses
     to average net assets <F40>              1.75%            1.50%              1.70%             1.50%             1.49%
  Ratio of net investment income
     to average net assets <F40>              0.37%            0.62%              0.46%             0.66%             0.44%

  Portfolio turnover rate <F41>              31.57%           31.57%             15.12%            15.12%             6.55%

  Average commission rate paid <F41>        $0.0167          $0.0167

<F34> Commencement of operations.
<F35> Effective June 17, 1993, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F36> Effective February 3, 1992, FIRMCO assumed the investment advisory responsibilities of Firstar Trust Company.
<F37> On January 9, 1995, all previously existing series of shares of each
      Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995, through October 31, 1995.
<F38> Not annualized for the period ended October 31, 1992, for the
      Balanced Fund and for the period ended October 31, 1993, for the MidCore Growth Fund and for the period ended October 31, 1994, for the International Equity Fund.
<F39> The total return does not reflect the 4% front-end sales charge for
      Series A.
<F40> Annualized for the period ended October 31, 1992, for the Balanced
      Fund and for the period ended October 31, 1993, for the MidCore Growth Fund and for the period ended October 31, 1994, for the International Equity Fund.
<F41> Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F42> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
                       See notes to the financial statements.




STATEMENT OF OPERATIONS
(Amounts in thousands)
Year Ended October 31, 1996
                                                     GROWTH         EQUITY         MIDCORE        SPECIAL     INTERNATIONAL
                                     BALANCED      AND INCOME        INDEX         GROWTH         GROWTH         EQUITY
                                       FUND           FUND           FUND           FUND           FUND           FUND
                                     --------       ---------       -------        -------        -------     ------------
INVESTMENT INCOME:
  Dividend income:
     Domestic                         $   449        $ 5,195         $4,762        $   948        $ 1,757              -
     Foreign (net of
       withholding taxes of $130)           -              -              -              -              -         $  833
  Interest income:
     Domestic                           3,630          1,280            640            482          2,513             67
     Foreign                                -              -              -              -              -              2
  Other income                             24              -              -              1            191              2
                                      -------        -------        -------        -------        -------         ------
                                        4,103          6,475          5,402          1,431          4,461            904
                                      -------        -------        -------        -------        -------         ------

EXPENSES:
  Investment advisory fees              1,100          1,888            555          1,254          4,279            635
  Administration fees                     168            288            254            191            652             50
  Shareowner servicing and
     accounting costs                      97            132            108             78            235            135
  Service organization
     fees - Series A                       64            138             71             34            252              7
  Custody fees                             59             51             65             40            127            106
  Federal and state registration fees      24             28             28             17             36             22
  Professional fees                        25             24             28             24             26             29
  Reports to shareowners                   23             36             17             10             74             11
  Amortization of organization costs        5              -              -              3              -              5
  Directors' fees and expenses              6              6              5              5              6              5
  Other                                     6              1              8              3              9              2
                                      -------        -------        -------        -------        -------         ------

  Total expenses before waiver          1,577          2,592          1,139          1,659          5,696          1,007
     Less: Waiver of expenses           (413)          (193)          (160)          (125)          (394)          (362)
                                      -------        -------        -------        -------        -------         ------
     Net Expenses                       1,164          2,399            979          1,534          5,302            645
                                      -------        -------        -------        -------        -------         ------
NET INVESTMENT INCOME (LOSS)            2,939          4,076          4,423          (103)          (841)            259
                                      -------        -------        -------        -------        -------         ------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
     Investments                        9,418         25,182          2,908         12,442         77,360          1,006
     Foreign currency                       -              -              -              -              -           (33)
  Change in unrealized
     appreciation (depreciation) on:
     Investments                        4,478         29,232         38,137         15,736       (11,614)          1,581
     Foreign currency                       -              -              -              -              -            (2)
                                      -------        -------        -------        -------        -------         ------

     Net gain on investments
       and foreign currency            13,896         54,414         41,045         28,178         65,746          2,552
                                      -------        -------        -------        -------        -------         ------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS             $16,835        $58,490        $45,468        $28,075        $64,905         $2,811
                                      =======        =======        =======        =======        =======         ======

                                              See notes to the financial statements.





     BALANCED FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ---------                                                 ---------------

                    COMMON STOCKS - 57.7%
                    AEROSPACE & AIRCRAFT - 0.4%
         26,500     Gulfstream Aerospace Corporation <F43>                $  626
                                                                       ---------
                    AIR TRANSPORTATION - 0.2%
          6,600     Atlas Air, Inc. <F43>                                    243
          1,800     Comair Holdings, Inc.                                     36
                                                                             279
                                                                       ---------

                    AUTOS & TRUCKS - 0.1%
          5,600     Ugly Duckling Corporation <F43>                           88
                                                                       ---------

                    BIO-TECHNOLOGY - 0.0%
          7,300     Perseptive Biosystems, Inc. <F43>                         49
                                                                       ---------

                    BUSINESS MACHINES & SOFTWARE - 0.6%


         11,900     Mylex Corporation <F43>                                  152
          4,000     National Instruments Corporation <F43>                   114
          7,800     Network General Corporation <F43>                        188
         12,000     Synopsys, Inc. <F43>                                     540
                                                                       ---------
                                                                             994
                                                                       ---------

                    BUSINESS SERVICES - 4.9%
          1,400     AccuStaff, Inc. <F43>                                     37
          3,800     Alternative Resources Corporation <F43>                   76
          6,400     Career Horizons, Inc. <F43>                              260
         38,300     Ceridian Corporation <F43>                             1,901
          2,200     Concord EFS, Inc. <F43>                                   64
          4,700     Danka Business Systems PLC ADR                           186
         26,300     Electronic Data Systems Corporation                    1,184
         17,061     First Data Corporation                                 1,361
          1,925     FIserv, Inc. <F43>                                        74
          6,200     Interim Services, Inc. <F43>                             248
          4,000     National Data Corporation                                165
          3,400     Olsten Corporation                                        68
         18,700     Pittston Brink's Group                                   533
          8,100     Prepaid Legal Services, Inc. <F43>                        95
          6,900     Robert Half International, Inc. <F43>                    277
         29,100     SunGard Data Systems, Inc.                             1,244
                                                                       ---------
                                                                           7,773
                                                                       ---------

                    CHEMICALS - 0.3%
          1,900     Airgas, Inc. <F43>                                        43
         11,900     Millipore Corporation                                    417
                                                                       ---------
                                                                             460
                                                                       ---------

                    COMMUNICATIONS & MEDIA - 2.7%
         19,800     Andrew Corporation <F43>                                 965
         11,200     Echostar Communications Corporation - Class A <F43>      330
         13,100     Interpublic Group of Companies, Inc.                     635
         51,700     PanAmSat Corporation <F43>                             1,512
         26,200     Paxson Communications Corporation <F43>                  233
          8,800     Reuters Holdings PLC ADR                                 655
                                                                       ---------
                                                                           4,330
                                                                       ---------


        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
      -----------                                                 --------------

                    COMPUTERS - 0.3%
          1,000     Ciber, Inc. <F43>                                     $   35
            937     McAfee Associates, Inc. <F43>                             43
          2,600     Microsoft Corporation <F43>                              357
                                                                       ---------
                                                                             435
                                                                       ---------


                    CONGLOMERATES - 0.1%
          4,200     ITI Technologies, Inc. <F43>                             121
                                                                       ---------

                    CONSUMER PRODUCTS - 0.5%
         10,500     Harman International Industries, Inc.                    539
          8,300     Newell Company                                           236
            500     USA Detergents, Inc. <F43>                                16
                                                                       ---------
                                                                             791
                                                                       ---------

                    CONTAINERS - 0.1%
          5,500     Sealed Air Corporation <F43>                             214
                                                                       ---------

                    DISTRIBUTION - 0.4%
         12,800     Alco Standard Corporation                                594
            100     Peak Technologies Group <F43>                              1
                                                                       ---------
                                                                             595
                                                                       ---------

                    DRUGS - 2.3%
         50,000     Elan Corporation PLC ADR <F43>                         1,387
          3,000     Forest Laboratories, Inc. - Class A <F43>                116
          7,800     Mylan Laboratories                                       118
         14,800     Pharmacia & Upjohn, Inc.                                 533
         36,500     Teva Pharmaceutical Industries Ltd. ADR                1,528
                                                                       ---------
                                                                           3,682
                                                                       ---------

                    ELECTRICAL EQUIPMENT - 0.5%
          7,400     Cable Design Technologies <F43>                          192
         20,387     Molex, Inc. - Class A                                    660
                                                                       ---------
                                                                             852
                                                                       ---------

                    ELECTRONICS - 0.6%
          6,800     Checkpoint Systems, Inc. <F43>                           152
          6,800     Gemstar International Group Limited <F43>                150
         14,200     Hewlett-Packard Company                                  627
                                                                       ---------
                                                                             929
                                                                       ---------

                    ENERGY - 0.1%
          2,100     AES Corporation <F43>                                     92
                                                                       ---------

                    ENTERTAINMENT & LEISURE - 1.9%
         54,300     GTECH Holdings Corporation <F43>                       1,602
         35,400     Hollywood Entertainment Corporation <F43>                735
          7,900     Movie Gallery, Inc. <F43>                                107
          6,900     Regal Cinemas, Inc. <F43>                                179
         11,236     Viacom, Inc. - Class B <F43>                             366
                                                                       ---------
                                                                           2,989
                                                                       ---------

     See notes to financial statements.

     BALANCED FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
      -----------                                                 --------------

                    FINANCIAL SERVICES - 5.3%
         10,400     Associates First Capital Corporation                 $   451
         15,100     Credit Acceptance Corporation <F43>                      408
          1,700     ContiFinancial Corporation <F43>                          55
         46,400     Federal National Mortgage Association                  1,815
         18,800     First USA, Inc.                                        1,081
          8,600     Green Tree Financial Corporation                         341
         62,400     MBNA Corporation                                       2,356
         17,800     Quick and Reilly Group, Inc.                             469
         54,000     The Charles Schwab Corporation                         1,350
                                                                       ---------
                                                                           8,326
                                                                       ---------

                    HEALTH CARE SERVICES & SUPPLIES - 7.6%
         12,200     American Medical Response, Inc. <F43>                    366
          4,100     Cardinal Health, Inc.                                    322
         64,388     Columbia/HCA Healthcare Corporation                    2,302


         15,300     Foundation Health Corporation <F43>                      457
         27,250     Health Care & Retirement Corporation <F43>               671
         49,068     Health Management Associates, Inc. - Class A <F43>     1,080
         35,100     Lincare Holdings, Inc. <F43>                           1,316
          5,800     Living Centers of America, Inc. <F43>                    136
         27,170     MedPartners, Inc. <F43>                                  574
         11,400     Multicare Companies, Inc. <F43>                          205
         12,000     Oxford Health Plans, Inc. <F43>                          546
          6,400     PhyCor, Inc. <F43>                                       198
         17,900     Quorum Health Group, Inc. <F43>                          483
          7,600     Renal Treatment Centers, Inc. <F43>                      203
          6,700     Rotech Medical Corporation <F43>                         107
          3,200     Rural/Metro Corporation <F43>                            117
          4,500     Steris Corporation <F43>                                 170
         96,200     Vencor, Inc. <F43>                                     2,850
                                                                       ---------
                                                                          12,103
                                                                       ---------

                    HOSPITAL SUPPLIES & SERVICES - 0.3%
         15,700     Omnicare, Inc.                                           428
                                                                       ---------

                    HOUSING - 0.9%
         31,222     Clayton Homes, Inc.                                      527
          8,200     Oakwood Homes Corp.                                      217
         12,000     Southern Energy Homes, Inc. <F43>                        178
         30,400     Toll Brothers, Inc. <F43>                                521
                                                                       ---------
                                                                           1,443
                                                                       ---------

                    INSURANCE - 5.0%
         11,650     AFLAC, Inc.                                              467
         15,000     AMBAC, Inc.                                              937
          3,500     Chartwell Re Corporation                                  89
         10,900     Equitable of Iowa Companies                              456
          2,800     Enhance Financial Services Group, Inc.                    93
         12,300     Arthur J. Gallagher & Company                            361
         17,200     MBIA, Inc.                                             1,524
         22,000     MGIC Investment Corporation                            1,510
         26,200     Protective Life Corporation                              904
         13,800     ReliaStar Financial Corporation                          731
                                                                       ---------



        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                 --------------

                    INSURANCE - 5.0% (CONT.)
          9,200     Vesta Insurance Group, Inc.                           $  236
         15,500     Western National Corporation                             279
          9,000     Zurich Reinsurance Center Holdings, Inc.                 270
                                                                       ---------
                                                                           7,857
                                                                       ---------

                    INVESTMENT COMPANIES - 0.4%


         27,300     United Assets Management Corporation                     669
                                                                       ---------

                    LODGING - 1.2%
         35,700     Mirage Resorts, Inc. <F43>                               785
         27,400     Promus Hotel Corporation <F43>                           870
          6,200     Sun International Hotels Ltd. <F43>                      293
                                                                       ---------
                                                                           1,948
                                                                       ---------

                    MACHINERY - INDUSTRIAL - 1.4%
         12,300     Kennametal, Inc.                                         418
         35,550     Thermo Electron Corporation <F43>                      1,298
          9,200     York International Corporation                           445
                                                                       ---------
                                                                           2,161
                                                                       ---------

                    METALS & MINERALS - 0.1%
          7,900     Worthington Industries, Inc.                             164
                                                                       ---------

                    MULTI-INDUSTRY - 1.6%
         51,800     Tyco International, Ltd.                               2,571
                                                                       ---------

                    OFFICE PRODUCTS - 0.1%
          2,300     U.S. Office Products Company <F43>                        67
          6,300     Viking Office Products, Inc. <F43>                       183
                                                                       ---------
                                                                             250
                                                                       ---------

                    OIL & GAS - DOMESTIC - 1.3%
          5,900     Chesapeake Energy Corporation <F43>                      344
         19,700     Enron Corporation                                        916
         22,500     NGC Corporation                                          405
          8,870     Tejas Gas Corporation <F43>                              360
                                                                       ---------
                                                                           2,025
                                                                       ---------

                    OIL & GAS - INTERNATIONAL - 0.0%
            600     Rutherford-Moran Oil Corporation <F43>                    18
                                                                       ---------

                    OIL & GAS - SERVICES - 2.8%
         12,500     Diamond Offshore Drilling, Inc. <F43>                    761
         20,100     Input/Output, Inc. <F43>                                 598
         46,200     Tidewater, Inc.                                        2,021
         17,800     Transocean Offshore, Inc.                              1,126
                                                                       ---------
                                                                           4,506
                                                                       ---------

                    POLLUTION CONTROL - 0.5%
         23,210     USA Waste Services, Inc. <F43>                           743
                                                                       ---------


                    RESTAURANTS - 0.6%
         10,000     Apple South, Inc.                                        118
         30,100     Lone Star Steakhouse & Saloon <F43>                      771
                                                                       ---------
                                                                             889
                                                                       ---------

     See notes to financial statements.

     BALANCED FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                 --------------

                    RETAIL - 2.0%
         17,200     Bed Bath and Beyond, Inc. <F43>                       $  434
          1,700     CompUSA, Inc.<F43>                                        79
          4,200     Discount Auto Parts, Inc. <F43>                           91
         38,756     Dollar General Corporation                             1,075
          6,500     Fastenal Company                                         301
          7,900     Friedman's, Inc. - Class A <F43>                         129
          9,100     General Nutrition Companies, Inc. <F43>                  166
         14,100     Kohl's Corporation <F43>                                 508
          2,500     MSC Industrial Direct Co., Inc. - Class A <F43>           93
         11,000     Revco D.S., Inc. <F43>                                   331
          1,900     Stage Stores, Inc. <F43>                                  35
                                                                       ---------
                                                                           3,242
                                                                       ---------

                    SCIENTIFIC INSTRUMENTS - 0.5%
         25,100     Waters Corporation <F43>                                 778
                                                                       ---------

                    SEMICONDUCTORS - 3.2%
         11,800     Altera Corporation <F43>                                 732
         55,900     Atmel Corporation <F43>                                1,419
          7,900     Dallas Semiconductor Corporation                         158
         19,600     Lattice Semiconductor Corporation <F43>                  671
          6,900     Linear Technology Corporation                            231
         33,600     Maxim Integrated Products, Inc. <F43>                  1,176
          7,000     Microchip Technology, Inc. <F43>                         254
          4,550     SDL, Inc. <F43>                                           77
         11,000     Xilinx, Inc. <F43>                                       360
                                                                       ---------
                                                                           5,078
                                                                       ---------

                    SHOES - 0.3%
         12,900     Just For Feet, Inc. <F43>                                337
          3,000     Wolverine World Wide, Inc.                                74
                                                                       ---------
                                                                             411
                                                                       ---------

                    SOFTWARE - 0.3%
          9,300     Business Objects S.A. <F43>                              138
          4,400     EPIC Design Technology, Inc. <F43>                       108


         16,100     System Software Associates, Inc.                         188
                                                                       ---------
                                                                             434
                                                                       ---------

                    TELECOM EQUIPMENT - 1.3%
          7,500     ADC Telecommunications <F43>                             513
         10,100     Aspect Telecommunications Corporation <F43>              601
         45,200     ECI Telecommunications Limited Designs                   904
          4,800     Glenayre Technologies, Inc. <F43>                        124
                                                                       ---------
                                                                           2,142
                                                                       ---------

                    TELECOMMUNICATIONS - 1.9%
         20,600     Century Telephone Enterprises                            662
         32,300     Frontier Corporation                                     937
          4,000     United States Cellular Corporation <F43>                 118
         51,000     WorldCom, Inc. <F43>                                   1,243
                                                                       ---------
                                                                           2,960
                                                                       ---------


        NUMBER                                                    MARKET VALUE
       OF SHARES                                                 (IN THOUSANDS)
       ----------                                                --------------

                    TEXTILES & APPAREL - 0.9%
         25,400     Jones Apparel Group, Inc. <F43>                      $   794


          7,000     Liz Claiborne, Inc.                                      296
         18,800     Tag Heuer International SA ADR <F43>                     301
                                                                       ---------
                                                                           1,391
                                                                       ---------

                    TRAVEL & RECREATION - 2.2%
         46,900     Carnival Corporation - Class A                         1,413
         86,250     CUC International, Inc. <F43>                          2,113
                                                                       ---------
                                                                           3,526
                                                                       ---------

                    Total Common Stocks (Cost $67,290)                    91,362
                                                                       ---------

        PRINCIPAL
         AMOUNT
     (IN THOUSANDS)
     ---------------

                    LONG-TERM INVESTMENTS - 39.0%
                    ASSET-BACKED SECURITIES - 7.4%
                    AUTO LOAN RECEIVABLES - 0.6%
         $  528     Premier Auto Trust, Series 1993-5,
                    Class A2, 4.22%, 3/02/99                                 521
            466     Western Financial Grantor Trust,
                    Series 1995-2, Class A-1, 7.10%, 7/01/00                 473
                                                                       ---------
                                                                             994


                                                                       ---------

                    CREDIT CARD RECEIVABLES - 6.8%
          1,750     Banc One Credit Card Master Trust 1995-B,
                    Class A, 6.30%, 9/15/00                                1,755
          1,700     Discover Card Master Trust I, Series 1993-2,
                    Class A, 5.40%, 5/15/99                                1,681
          1,150     First Chicago Master Trust II, Series 1994-L,
                    Class A, 7.15%, 2/15/00                                1,179
            500     Household Affinity Credit Card Master Trust I,
                    Series 1993-2, Class A, 5.60%, 11/15/00                  491
            350     Private Label Credit Card Master Trust II,
                    Series 1994-2, Class A, 7.80%, 9/20/03                   361
          2,700     Sears Credit Account Master Trust,
                    Series 1994-1, Class A, 7.00%, 8/15/00                 2,765
          1,000     Signet Credit Card Master Trust,
                    Series 1993-1, Class A, 5.20%, 10/15/98                  986
          1,650     Standard Credit Card Master Trust,
                    Series 1993-3, Class A, 5.50%, 1/07/99                 1,631
                                                                       ---------
                                                                          10,849
                                                                       ---------

                    CORPORATE BONDS (DOMESTIC) - 13.2%
            300     Atlantic Richfield Co. Debentures,
                    8.50%, 4/01/12                                           344
            350     BankAmerica Corporation Subordinated Notes,
                    7.75%, 7/15/02                                           368
            250     Barclays American Corp. Debentures,
                    9.75%, 5/15/21                                           288


            250     Chase Manhattan Corporation Debentures,
                    10.00%, 6/15/99                                          272
            250     Chase Manhattan Corporation Medium Term Notes,
                    8.65%, 2/13/99                                           263

     See notes to financial statements.

     BALANCED FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

       PRINCIPAL
        AMOUNT                                                     MARKET VALUE
     (IN THOUSANDS)                                               (IN THOUSANDS)
     --------------                                               --------------

                    CORPORATE BONDS (DOMESTIC) - 13.2% (CONT.)
         $  750     Chemical Banking Corporation Subordinated
                    Capital Notes, 9.75%, 6/15/99                         $  813
          1,050     Chrysler Financial Corporation Debentures,
                    13.25%, 10/15/99                                       1,244
            400     Commonwealth Edison Co. Debentures,
                    9.50%, 5/01/16                                           420
            350     Continental Cablevision, Inc. Debentures,
                    8.875%, 9/15/05                                          389
            200     Deseret Generation & Transmission Coop
                    Debentures, 9.375%, 1/02/11                              209
            250     Federal Express Corporation Debentures,
                    9.625%, 10/15/19                                         266
            250     Ford Capital BV Notes,
                    10.125%, 11/15/00                                        281
            650     Ford Motor Credit Co. Notes,
                    6.375%, 4/15/00                                          650
            300     Georgia Pacific Corporation Debentures,
                    9.50%, 12/01/11                                          358
          1,500     Goldman Sachs Group Notes,
                    6.25%, 2/01/03                                         1,447
            250     GTE Corporation Debentures,
                    10.25%, 11/01/20                                         288
                    Heller Financial, Inc. Notes:
            750     9.375%, 3/15/98                                          782
            350     7.875%, 11/01/99                                         364
          1,000     Household Finance Corporation Limited
                    Senior Notes, 7.125%, 4/30/99                          1,021
            500     Household Finance Corporation Senior
                    Subordinated Notes, 9.625%, 7/15/00                      551
            800     International Lease Finance Corporation
                    Notes, 5.75%, 12/15/99                                   788
            350     International Paper Co. Debentures,
                    9.70%, 3/15/00                                           385
                    Lehman Brothers Holdings, Inc. Notes:
            550     8.375%, 2/15/99                                          572
            300     8.875%, 2/15/00                                          319
            700     Lehman Brothers, Inc. Senior Subordinated
                    Notes, 10.00%, 5/15/99                                   756
            300     The May Department Stores Company Debentures,
                    9.875%, 6/15/21                                          346
          1,000     Merrill Lynch & Co., Inc. Senior Notes,
                    7.75%, 3/01/99                                         1,034
            600     Midland Bank PLC Subordinated Notes,
                    6.95%, 3/15/11                                           586
            650     NCNB Corporation Subordinated Notes,
                    10.20%, 7/15/15                                          824
            400     Oneok, Inc. Debentures,
                    9.70%, 12/01/19                                          442
            250     J.C. Penney Company, Inc. Debentures,
                    9.75%, 6/15/21                                           279
            400     Rochester Telephone Debentures,
                    9.00%, 8/15/21                                           445


       PRINCIPAL
        AMOUNT                                                     MARKET VALUE
     (IN THOUSANDS)                                               (IN THOUSANDS)
     ---------------                                              -------------

                    CORPORATE BONDS (DOMESTIC) - 13.2% (CONT.)
                    Salomon, Inc. Senior Notes:
         $  350     7.75%, 5/15/00                                       $   361
            575     6.75%, 2/15/03                                           563
            550     The Charles Schwab Corporation Medium
                    Term Notes, 5.90%, 10/01/99                              543
            600     Security Pacific Corporation Subordinated
                    Notes, 9.75%, 5/15/99                                    649
            700     Smith Barney Holdings, Inc. Notes,
                    6.875%, 6/15/05                                          692
            425     Tenneco, Inc. Debentures,
                    7.25%, 12/15/25                                          411
            300     Tennessee Gas Pipeline Co. Debentures,
                    6.00%, 12/15/11                                          267
                                                                       ---------
                                                                          20,880
                                                                       ---------

                    INTERNATIONAL/YANKEE (U.S. $ DENOMINATED) - 1.1%
            500     Hydro-Quebec Debentures, 9.75%, 1/15/18                  573
            250     Italy (Republic of) Debentures, 6.875%, 9/27/23          236
            350     Norsk Hydro A/S Debentures, 9.00%, 4/15/12               408
            250     Quebec (Province of) Debentures, 11.00%, 6/15/15         292
            150     Sweden (Kingdom of) Debentures, 11.125%, 6/01/15         212
                                                                       ---------
                                                                           1,721
                                                                       ---------

                    U.S. GOVERNMENT AGENCY ISSUES - 0.2%
            348     Federal Home Loan Mortgage Corporation Real Estate
                    Mortgage Investment Conduit Pass-Thru Certificates,
                    Series 1169, Class D, 7.00%, 5/15/21                     353
                                                                       ---------

                    U.S. TREASURY OBLIGATIONS - 17.1%
                    U.S. Treasury Bonds:
          3,500     10.75%, 2/15/03                                        4,305
            200     10.75%, 8/15/05                                          258
         12,725     9.25%, 2/15/16                                        16,164
                    U.S. Treasury Notes:
          1,200     7.50%, 10/31/99                                        1,250
          2,600     6.875%, 3/31/00                                        2,669
          2,450     5.50%, 4/15/00                                         2,411
                                                                       ---------
                                                                          27,057
                                                                       ---------

                    Total Long-Term Investments (Cost $60,505)            61,854
                                                                       ---------

        NUMBER
       OF SHARES
     (IN THOUSANDS)
     ---------------
                    SHORT-TERM INVESTMENTS - 2.8%
                    INVESTMENT COMPANIES - 2.8%
              1     Financial Square Prime Obligation Fund                     1
          4,356     Short-Term Investments Co. Liquid Assets Portfolio     4,356
                                                                       ---------

                    Total Short-Term Investments (Cost $4,357)             4,357
                                                                       ---------

                    Total Investments - 99.5% (Cost $132,152)            157,573
                                                                       ---------

                    Other Assets, less Liabilities - 0.5%                    876
                                                                       ---------

                    TOTAL NET ASSETS - 100.0%                           $158,449
                                                                       =========


             <F43> Non-Income producing

     See notes to financial statements.

     GROWTH AND INCOME FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

        NUMBER                                                    MARKET VALUE
       OF SHARES                                                 (IN THOUSANDS)
       ----------                                                ---------------

                    COMMON STOCKS - 86.5%
                    BANKING - 5.2%
        156,000     Bank of New York                                     $ 5,167
         48,800     Northern Trust Corporation                             3,379
        159,100     Norwest Corporation                                    6,981
                                                                       ---------
                                                                          15,527
                                                                       ---------

                    BUSINESS MACHINES & SOFTWARE - 4.6%
        129,300     Diebold, Inc.                                          7,435
        138,000     Xerox Corporation                                      6,400
                                                                       ---------
                                                                          13,835
                                                                       ---------

                    BUSINESS SERVICES - 3.0%
         74,000     Flightsafety International                             3,654


         68,400     Kelly Services - Class A                               1,915
         10,000     Olsten Corporation                                       200
        107,000     Wallace Computer Services, Inc.                        3,143
                                                                       ---------
                                                                           8,912
                                                                       ---------

                    CHEMICALS - 4.3%
         40,100     Betz Laboratories, Inc.                                2,105
         41,000     Ecolab, Inc.                                           1,496
         27,400     Millipore Corporation                                    959
         72,000     Praxair, Inc.                                          3,186
         66,600     Sherwin-Williams Company                               3,338
         32,700     Valspar Corporation                                    1,606
                                                                       ---------
                                                                          12,690
                                                                       ---------

                    COMMUNICATIONS & MEDIA - 1.7%
        102,000     Interpublic Group of Companies, Inc.                   4,947
                                                                       ---------

                    CONSUMER PRODUCTS - 5.5%
         89,900     Avery Dennison Corporation                             5,922
         13,325     Duracell International, Inc.                             889
         12,000     Harman International Industries, Inc.                    616
        180,400     Newell Company                                         5,119
         76,900     Tupperware Corporation                                 3,951
                                                                       ---------
                                                                          16,497
                                                                       ---------

                    CONSUMER SERVICES - 1.4%
        143,338     Service Corporation International                      4,085
                                                                       ---------


                    CONTAINERS - 0.6%
         54,200     Bemis Company, Inc.                                    1,897
                                                                       ---------

                    COSMETICS & SOAP - 3.7%
         43,100     Gillette Company                                       3,222
         35,300     Estee Lauder Companies - Class A                       1,518
         64,400     Procter & Gamble Company                               6,375
                                                                       ---------
                                                                          11,115
                                                                       ---------
                    DISTRIBUTION - 0.7%
         47,600     Alco Standard Corporation                              2,207
                                                                       ---------

        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                  ------------

                    DRUGS - 8.4%
         74,000     Allergan, Inc.                                       $ 2,257
         74,000     Johnson & Johnson                                      3,645
         10,300     McKesson Corporation                                   5,487
         85,250     Pfizer, Inc.                                           7,055
        106,000     Pharmacia & Upjohn, Inc.                               3,816
         43,100     SmithKline Beecham PLC ADR                             2,699
                                                                       ---------
                                                                          24,959
                                                                       ---------

                    ELECTRIC - 1.5%
        113,650     NIPSCO Industries, Inc.                                4,304
                                                                       ---------

                    ELECTRICAL EQUIPMENT - 3.0%
         55,300     AMP, Inc.                                              1,873
          9,800     Belden, Inc.                                             282
         38,500     Emerson Electric Company                               3,426
         34,600     General Electric Company                               3,348
                                                                       ---------
                                                                           8,929
                                                                       ---------

                    ELECTRONICS - 0.9%
         60,200     Hewlett-Packard Company                                2,656
                                                                       ---------

                    ENVIRONMENTAL SERVICES - 1.2%
        304,400     Laidlaw, Inc. - Class B                                3,577
                                                                       ---------

                    FINANCIAL SERVICES - 3.4%
        127,600     Equifax                                                3,796
        161,700     Federal National Mortgage Association                  6,327
                                                                       ---------
                                                                          10,123
                                                                       ---------

                    FOOD, BEVERAGES & TOBACCO - 2.4%
        123,800     Nabisco Holdings Corporation - Class A                 4,612
         86,650     PepsiCo, Inc.                                          2,567
                                                                       ---------
                                                                           7,179
                                                                       ---------

                    INSURANCE - 7.3%
         57,200     Aetna Life, Inc.                                       3,825
         29,100     Arthur J. Gallagher & Company                            855
         46,200     MBIA, Inc.                                             4,094
        132,900     ReliaStar Financial Corporation                        7,044
        328,000     Western National Corporation                           5,904
                                                                       ---------
                                                                          21,722
                                                                       ---------

                    INVESTMENT COMPANIES - 0.9%
        113,800     United Asset Management Corporation                    2,788
                                                                       ---------

                    MACHINERY - INDUSTRIAL - 0.9%
         50,800     Kennametal, Inc.                                       1,727
         23,114     Thermo Electron Corporation <F44>                        844
                                                                       ---------
                                                                           2,571
                                                                       ---------

                    METAL & MINERALS - 0.6%
         84,400     Worthington Industries, Inc.                           1,751
                                                                       ---------

     See notes to financial statements.

     GROWTH AND INCOME FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                  ------------

                    NATURAL GAS - 1.5%
         96,700     Enron Corporation                                    $ 4,497
                                                                       ---------

                    OIL - DOMESTIC - 1.3%
         93,000     Phillips Petroleum Company                             3,813
                                                                       ---------

                    OIL - INTERNATIONAL - 1.5%
         38,125     Mobil Corporation                                      4,451
                                                                       ---------



                    PAPER & FOREST PRODUCTS - 0.9%
         30,000     Kimberly-Clark Corporation                             2,798
                                                                       ---------

                    PRINTING & PUBLISHING - 1.4%
         86,100     McGraw-Hill, Inc.                                      4,036
                                                                       ---------

                    PRODUCTION - 3.9%
         23,200     Dover Corporation                                      1,192
         27,600     Harsco Corporation                                     1,763
        173,800     Tyco International, Ltd.                               8,625
                                                                       ---------
                                                                          11,580
                                                                       ---------

                    RAILROADS - 0.9%
         86,600     Illinois Central Corporation - Class A                 2,804
                                                                       ---------

                    REAL ESTATE - 1.9%
         77,900     Bay Apartments Communities, Inc.                       2,337
        147,900     Security Capital Industrial                            2,681
         23,900     Sun Communities, Inc.                                    684
                                                                       ---------
                                                                           5,702
                                                                       ---------

                    RETAIL - 5.2%


         71,000     Albertson's, Inc.                                      2,441
         96,000     Dillard Department Stores, Inc. - Class A              3,048
        148,350     Hannaford Brothers Company                             4,469
          9,600     Intimate Brands, Inc.                                    175
        146,000     Melville Corporation                                   5,439
                                                                       ---------
                                                                          15,572
                                                                       ---------

                    SHOES - 0.2%
         20,603     Footstar, Inc. <F44>                                     453
                                                                       ---------

                    TELECOMMUNICATIONS - 3.9%
          7,300     AT&T Corporation                                         255
        212,000     Frontier Corporation                                   6,148
         71,300     GTE Corporation                                        3,003
         46,998     Lucent Technologies, Inc.                              2,209
                                                                       ---------
                                                                          11,615
                                                                       ---------

                    TEXTILES & APPAREL - 1.7%
         37,000     Liz Claiborne, Inc.                                    1,563
        146,000     Warnaco Group - Class A                                3,632
                                                                       ---------
                                                                           5,195
                                                                       ---------


        NUMBER                                                      MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                   ------------

                    TRAVEL & RECREATION - 1.0%
         45,800     The Walt Disney Company                             $  3,017
                                                                       ---------

                    Total Common Stock (Cost $190,147)                   257,804
                                                                       ---------

                    PREFERRED STOCK - 1.1%
                    FINANCE COMPANIES - 1.1%
         86,100     Time Warner, Inc.                                      3,336
                                                                       ---------

                    Total Preferred Stock (Cost $3,037)                    3,336
                                                                       ---------

        NUMBER
       OF SHARES
     (IN THOUSANDS)
     ---------------

                    LONG-TERM INVESTMENTS - 3.2%
                    CORPORATE CONVERTIBLE BONDS - 3.2%
            111     Merrill Lynch Strypes, 6.50%, 8/15/98 (convertible
                    to MGIC Investment Corporation common stock)           6,827


       PRINCIPAL
        AMOUNT
     (IN THOUSANDS)
     ---------------

         $2,745     Tenet Health Care Subordinated Convertible
                    Debentures, 6.00%, 12/01/05 (convertible to
                    Vencor, Inc. common stock)                             2,803
                                                                       ---------
                    Total Long-Term Investments (Cost $8,837)              9,630
                                                                       ---------

        NUMBER
       OF SHARES
     (IN THOUSANDS)
     ---------------

                    SHORT-TERM INVESTMENTS - 8.1%
                    INVESTMENT COMPANIES - 1.4%
             10     Financial Square Prime Obligation Fund                    10
          4,255     Short-Term Investments Co. Liquid Assets Portfolio     4,255
                                                                       ---------
                                                                           4,265
                                                                       ---------

       PRINCIPAL
        AMOUNT
     (IN THOUSANDS)
     ---------------


                    VARIABLE RATE DEMAND NOTES - 6.7%
        $10,000     Sara Lee Corporation                                  10,000
         10,000     Warner-Lambert Co.                                    10,000
                                                                       ---------
                                                                          20,000
                                                                       ---------

                    Total Short-Term Investments (Cost $24,265)           24,265
                                                                       ---------

                    Total Investments - 98.9% (Cost $226,286)            295,035
                                                                       ---------

                    Other Assets, less Liabilities - 1.1%                  3,163
                                                                       ---------

                    TOTAL NET ASSETS - 100.0%                           $298,198
                                                                       =========

            <F44> Non-income producing

     See notes to financial statements.

     EQUITY INDEX FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

        NUMBER                                                      MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
      ----------                                                   ------------

                    COMMON STOCKS - 98.7%
                    AEROSPACE & Aircraft - 2.5%
         13,100     Allied Signal, Inc.                                   $  858
         16,300     Boeing Company                                         1,555
          2,600     General Dynamics Corporation                             178
          9,434     Lockheed Martin Corporation                              846
         10,300     McDonnell Douglas Corporation                            561
          2,400     Northrop Grumman Corporation                             194
         11,000     Raytheon Company                                         542
         10,200     Rockwell International Corporation                       561
          3,700     Textron, Inc.                                            328
          5,700     United Technologies Corporation                          734
                                                                       ---------
                                                                           6,357
                                                                       ---------

                    AIR TRANSPORTATION - 0.4%
          4,200     AMR Corporation *                                        353
          2,800     Delta Air Lines, Inc.                                    198
          2,800     Federal Express Corporation <F45>                        225
          7,000     Southwest Airlines Company                               158
                                                                       ---------
                                                                             934
                                                                       ---------

                    APPLIANCES - 0.2%
          1,400     Armstrong World Industries, Inc.                          93


          4,200     Black & Decker Corporation                               157
          6,200     Maytag Corporation                                       123
          2,100     Snap-On Tools, Inc.                                       68
          3,700     Whirlpool Corporation                                    175
                                                                       ---------
                                                                             616
                                                                       ---------

                    AUTOS & TRUCKS - 1.6%
         33,850     Chrysler Corporation                                   1,138
          4,800     Dana Corporation                                         142
          4,200     Eaton Corporation                                        251
          2,000     Echlin, Inc.                                              65
         55,000     Ford Motor Company                                     1,719
          5,825     Genuine Parts Company                                    255
          5,600     ITT Industries, Inc.                                     130
          2,120     PACCAR, Inc.                                             118
          3,100     TRW, Inc.                                                281
                                                                       ---------
                                                                           4,099
                                                                       ---------

                    BANKING - 7.4%
         20,545     Banc One Corporation                                     871
          5,600     Bank of Boston Corporation                               358
         18,300     Bank of New York Company, Inc.                           606
         17,012     BankAmerica Corporation                                1,557
          4,100     Bankers Trust New York Corporation                       346
          9,100     Barnett Banks, Inc.                                      347
          7,200     Boatmen's Bancshares, Inc.                               437


         20,110     Chase Manhattan Corporation                            1,724
         22,200     Citicorp                                               2,198
          4,800     Comerica, Inc.                                           255
         10,300     CoreStates Financial Corporation                         501
          4,600     Fifth Third Bancorp                                      288




        NUMBER                                                      MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                   ------------

                    BANKING - 7.4% (CONT.)
          6,500     First Bank System, Inc.                              $   429
         14,785     First Chicago Corporation                                754
         12,480     First Union Corporation                                  908
         12,571     Fleet Financial Group, Inc.                              627
          6,200     Mellon Bank Corporation                                  404
          9,000     J.P. Morgan & Company, Inc.                              777
         13,605     NationsBank Corporation                                1,282
         17,900     Norwest Corporation                                      785
         16,200     PNC Bank Corporation                                     587
          2,200     Republic New York Corporation                            168
         10,800     Sun Trust Banks, Inc.                                    504
          7,000     US Bancorp                                               280
          8,200     Wachovia Corporation                                     441
          4,333     Wells Fargo & Company                                  1,157
                                                                       ---------


                                                                          18,591
                                                                       ---------

                    BIO-TECHNOLOGY - 0.3%
         12,200     Amgen, Inc. <F45>                                        748
                                                                       ---------

                    BUILDING & HOUSING - 0.5%
         10,600     Corning, Inc.                                            411
          4,600     Fluor Corporation                                        301
          8,100     Masco Corporation                                        254
          2,900     Owens-Corning Fiberglass Corporation                     113
          4,400     The Stanley Works                                        124
                                                                       ---------
                                                                           1,203
                                                                       ---------

                    BUILDING MATERIALS - 0.1%
          2,400     Johnson Controls, Inc.                                   175
                                                                       ---------

                    BUSINESS MACHINES & SOFTWARE - 3.1%
          6,600     Amdahl Corporation <F45>                                  68
          4,700     Apple Computer, Inc. <F45>                               108
         12,500     COMPAQ Computer Corporation <F45>                        870
          7,650     Digital Equipment Corporation <F45>                      226
          5,900     Honeywell, Inc.                                          367
         24,300     International Business Machines Corporation            3,135
         30,675     Oracle Systems Corporation <F45>                       1,298
          6,900     Pitney-Bowes, Inc.                                       385


          8,500     Sun Microsystems, Inc. <F45>                             518
          3,900     Tandem Computers, Inc. <F45>                              49
          5,000     Unisys Corporation <F45>                                  31
         14,850     Xerox Corporation                                        689
                                                                       ---------
                                                                           7,744
                                                                       ---------

                    BUSINESS SERVICES - 3.1%
          1,600     Autodesk, Inc.                                            37
         12,900     Automatic Data Processing, Inc.                          537
          5,700     H & R Block, Inc.                                        141
          3,200     Ceridian Corporation <F45>                               159
         29,700     Cisco Systems, Inc. <F45>                              1,838
         17,125     Computer Associates International, Inc.                1,012
          2,600     Computer Sciences Corporation <F45>                      193

     See notes to financial statements.


     EQUITY INDEX FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

        NUMBER                                                      MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                   ------------

                    BUSINESS SERVICES - 3.1% (CONT.)


          4,700     Deluxe Corporation                                    $  153
          8,021     Dun & Bradstreet Corporation                             464
         11,300     First Data Corporation                                   901
         35,300     General Motors Corporation                             1,902
          3,600     Moore Corporation Limited                                 73
          2,600     National Service Industries                               90
         11,000     Service Corporation International                        314
                                                                       ---------
                                                                           7,814
                                                                       ---------

                    CHEMICALS - 3.1%
          5,400     Air Products and Chemicals, Inc.                         324
         11,300     Dow Chemical Company                                     879
         26,300     Dupont (E.I.) De Nemours & Company                     2,439
          2,200     Ecolab, Inc.                                              80
          2,900     W.R. Grace & Company <F45>                               154
          3,100     Great Lakes Chemical Corporation                         162
          5,300     Hercules, Inc.                                           252
          1,800     Millipore Corporation                                     63
         27,600     Monsanto Company                                       1,094
          6,900     Morton International, Inc.                               272
          2,500     Nalco Chemical Company                                    91
          8,900     PPG Industries, Inc.                                     507
          7,000     Praxair, Inc.                                            310
          2,800     Rohm & Haas Company                                      200
          6,600     Rubbermaid, Inc.                                         153
          4,200     Sherwin-Williams Company                                 210
          2,000     Sigma-Aldrich Corporation                                117
          6,450     Union Carbide Corporation                                275


          4,700     The Williams Companies, Inc.                             246
                                                                       ---------
                                                                           7,828
                                                                       ---------

                    COMMUNICATIONS & MEDIA - 1.2%
          2,900     Andrew Corporation <F45>                                 141
         12,300     Comcast Corporation - Class A                            181
          4,700     Dow Jones & Company, Inc.                                155
          6,600     Gannett Company, Inc.                                    501
          3,400     Harcourt General, Inc.                                   169
          3,700     Interpublic Group of Companies, Inc.                     180
          5,000     Knight-Ridder, Inc.                                      187
          4,400     New York Times Company - Class A                         159
         30,000     Tele-Communications, Inc. - Class A <F45>                373
         17,800     Time Warner, Inc.                                        663
          4,623     Times Mirror Company - Class A                           214
          2,700     Tribune Company                                          221
                                                                       ---------
                                                                           3,144
                                                                       ---------

                    COMPUTERS - 0.4%
          4,600     Dell Computer Corporation <F45>                          374
         10,200     EMC Corporation <F45>                                    268
          5,300     Seagate Technology, Inc. <F45>                           354
          7,000     Silicon Graphics, Inc. <F45>                             129
                                                                       ---------
                                                                           1,125
                                                                       ---------




        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                  ------------

                    CONGLOMERATES - 0.3%
          5,900     ITT Corporation <F45>                                 $  248
          8,124     Tenneco, Inc.                                            402
                                                                       ---------
                                                                             650
                                                                       ---------

                    CONSUMER DURABLES - 0.6%
          3,637     Eastman Chemical Company                                 192
         15,250     Eastman Kodak Company                                  1,216
          2,128     Polaroid Corporation                                      86
                                                                       ---------
                                                                           1,494
                                                                       ---------

                    CONSUMER PRODUCTS - 0.2%
          2,200     Avery Dennison Corporation                               145
          7,600     Newell Company                                           216
          3,200     Tupperware Corporation                                   164
                                                                       ---------
                                                                             525
                                                                       ---------


                    CONTAINERS - 0.2%
          1,200     Ball Corporation                                          29
          2,100     Bemis Company, Inc.                                       73
          5,800     Crown Cork & Seal Company, Inc.                          278
          3,242     Stone Container Corporation                               49
                                                                       ---------
                                                                             429
                                                                       ---------

                    COSMETICS & SOAP - 2.5%
          6,400     Avon Products, Inc.                                      347
          2,700     Clorox Company                                           295
          6,900     Colgate-Palmolive Company                                635
         20,644     Gillette Company                                       1,543
          5,800     International Flavors & Fragrances, Inc.                 240
         31,700     Procter & Gamble Company                               3,138
                                                                       ---------
                                                                           6,198
                                                                       ---------

                    DISTRIBUTION - 0.1%
          6,358     Alco Standard Corporation                                295
                                                                       ---------

                    DIVERSIFIED - 0.5%
          7,500     Unilever N.V.                                          1,147
                                                                       ---------

                    DRUGS - 8.6%
         36,500     Abbott Laboratories                                    1,848
          2,800     Allergan, Inc.                                            85
          3,900     Alza Corporation - Class A <F45>                       1,807
          3,100     Bard (C.R.), Inc.                                         88
         12,500     Baxter International, Inc.                               520
          6,200     Becton, Dickinson & Company                              270
         22,960     Bristol-Meyers Squibb                                    101
         29,500     American Home Products Corporation Company             2,428
          7,300     Humana, Inc. <F45>                                       133
         61,200     Johnson & Johnson                                      3,014
         25,600     Eli Lilly & Company                                    1,805
         11,100     Medtronic, Inc.                                          715
         56,200     Merck & Company, Inc.                                  4,166

     See notes to financial statements.


     EQUITY INDEX FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                  ------------
     --

                    DRUGS - 8.6% (CONT.)
         29,900     Pfizer, Inc.                                         $ 2,474
         23,555     Pharmacia & Upjohn, Inc.                                 848
         17,700     Schering-Plough                                        1,133
          3,800     St. Jude Medical, Inc. <F45>                             150
            300     Tenet Healthcare Corporation <F45>                       194
                                                                       ---------
                                                                          21,779
                                                                       ---------

                    ELECTRIC - 1.0%
          8,032     CINenergy Corporation                                    266
         11,100     Consolidated Edison Company of New York, Inc.            325
          9,600     Duke Power Company                                       469
         19,400     Edison International                                     383
          5,600     General Public Utilities Corporation                     184
         13,600     PacifiCorp                                               287
         10,100     Texas Utilities Company                                  409
          5,500     Union Electric Company                                   213
                                                                       ---------
                                                                           2,536
                                                                       ---------

                    ELECTRICAL EQUIPMENT - 3.6%
         10,500     AMP, Inc.                                                356
         10,200     Emerson Electric Company                                 908
         76,500     General Electric Company                               7,401
          5,700     General Instrument Corporation <F45>                     115
          2,800     Grainger (W.W.), Inc.                                    208
          2,600     Scientific-Atlanta, Inc.                                  38
                                                                       ---------
                                                                           9,026
                                                                       ---------

                    ELECTRONICS - 3.8%
          1,700     General Signal Corporation                                69
          2,100     Harris Corporation                                       132
         48,000     Hewlett-Packard Company                                2,118
         38,000     Intel Corporation                                      4,175
         27,700     Motorola, Inc.                                         1,274
          6,500     National Semiconductor Corporation <F45>                 125
         11,900     Northern Telecom Ltd.                                    775
          2,100     Perkin-Elmer Corporation                                 113
          1,100     Tektronix, Inc.                                           43
          8,900     Texas Intruments, Inc.                                   428
          1,300     Thomas & Betts Corporation                                55
          3,100     Western Atlas, Inc. <F45>                                215
                                                                       ---------
                                                                           9,522
                                                                       ---------

                    ENERGY - 2.4%
          9,300     American Electric Power Company                          386
          7,150     Baltimore Gas & Electric Company                         195
          8,000     Carolina Power & Light Company                           289
         10,600     Central & South West Corporation                         281
          5,225     Coastal Corporation                                      225
          4,100     Consolidated Natural Gas Company                         218
          8,100     Dominion Resources, Inc.                                 306
          7,800     DTE Energy Company                                       235
         11,800     Entergy Corporation                                      330
          9,100     FPL Group, Inc.                                          419


        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
      ----------                                                   ------------

                    ENERGY - 2.4% (CONT.)
         11,600     Houston Industries, Inc.                              $  265
          4,100     Niagara Mohawk Power Corporation <F45>                    35
          1,400     NICOR, Inc.                                               49
          3,100     Northern States Power Company                            146
          6,500     Ohio Edison Company                                      136
          4,600     Pacific Enterprises, Inc.                                141
         19,100     Pacific Gas & Electric Company                           449
          7,108     Panenergy Corporation                                    274
         10,700     Peco Energy Company                                      270
         10,600     Public Service Enterprises Group, Inc.                   285
          4,200     Sonat, Inc.                                              207
         30,000     Southern Company                                         664
         10,400     Unicom Corporation                                       270
                                                                       ---------
                                                                           6,075
                                                                       ---------

                    ENERGY - RAW MATERIALS - 0.6%
          8,000     Baker Hughes, Inc.                                       285
          8,900     Dresser Industries, Inc.                                 292
          5,900     Halliburton Company                                      334
          1,700     Louisiana Land & Exploration Company                      97
          2,300     McDermott International, Inc.                             41
         14,800     Occidental Petroleum Corporation                         363
                                                                       ---------


                                                                           1,412
                                                                       ---------

                    ENTERTAINMENT & LEISURE - 1.2%
          4,500     Brunswick Corporation                                    106
          4,750     Hasbro, Inc.                                             185
          2,100     King World Productions, Inc. <F45>                        76
         13,687     Mattel, Inc.                                             395
         33,000     McDonald's Corporation                                 1,464
          8,821     Price/Costco, Inc. <F45>                                 175
         17,285     Viacom, Inc. - Class B <F45>                             564
          5,550     Wendy's International, Inc.                              114
                                                                       ---------
                                                                           3,079
                                                                       ---------

                    ENVIRONMENTAL SERVICES - 0.1%
         15,600     Laidlaw, Inc. - Class B                                  183
                                                                       ---------

                    FINANCE - 1.7%
         22,000     American Express Company                               1,034
          2,400     Beneficial Corporation                                   140
          7,100     Great Western Financial Corporation                      199
          5,000     H.F. Ahmanson & Company                                  157
          4,300     Household International, Inc.                            380
          7,900     Merrill Lynch & Company, Inc.                            555
         10,700     National City Corporation                                464
          4,500     Salomon, Inc.                                            203
         22,058     The Travelers Group, Inc.                              1,197
                                                                       ---------
                                                                           4,329
                                                                       ---------
     See notes to financial statements.

     EQUITY INDEX FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                  ------------

                    FINANCIAL SERVICES - 1.4%
          7,473     Dean Witter Discover and Company                     $   440
         51,300     Federal National Mortgage Association                  2,007
          6,600     Green Tree Financial Corporation                         262
         10,100     MBNA Corporation                                         381
          7,100     Morgan Stanley Group, Inc.                               357
                                                                       ---------
                                                                           3,447
                                                                       ---------

                    FOOD, BEVERAGES & TOBACCO - 7.7%
          7,500     American Brands, Inc.                                    358
         26,471     Archer-Daniels-Midland Company                           576
         11,400     Campbell Soup Company                                    912
        115,600     Coca-Cola Company                                      5,838
         12,075     ConAgra, Inc.                                            602


          6,600     CPC International, Inc.                                  520
          9,800     Dardeen Restaurants, Inc.                                 82
          7,800     General Mills, Inc.                                      445
         16,900     Heinz (H.J.) Company                                     600
          7,400     Hershey Foods Corporation                                358
         10,100     Kellogg Company                                          641
          5,200     Loews Corporation                                        430
         72,900     PepsiCo, Inc.                                          2,160
         38,100     Philip Morris Companies, Inc.                          3,529
          3,700     Pioneer Hi-Bred International, Inc.                      248
          5,600     Quaker Oats Company                                      199
          5,200     Ralston-Ralston Purina Group                             344
         21,600     Sara Lee Corporation                                     767
          8,200     Sysco Corporation                                        279
          8,300     UST, Inc.                                                240
          5,200     Wrigley (Wm) Jr. Company                                 313
                                                                       ---------
                                                                          19,441
                                                                       ---------

                    GOLD & PRECIOUS METALS - 0.5%
         18,200     Barrick Gold Corporation                                 475
          5,300     Battle Mountain Gold Company                              40
          3,500     Cyprus Amax Minerals Company                              79
          5,700     Echo Bay Mines, Ltd.                                      45
          9,600     Freeport McMoRan Copper & Gold, Inc. - Class B           292
          6,100     Homestake Mining Company                                  87
         11,361     Placer Dome, Inc.                                        273
          5,152     Santa Fe Pacific Gold Corporation                         61
                                                                       ---------


                                                                           1,352
                                                                       ---------

                    HEALTH CARE SERVICES & SUPPLIES - 1.2%
          2,840     Allegiance Corporation <F45>                              53
          2,900     Bausch & Lomb, Inc.                                       98
          2,700     Beverly Enterprises <F45>                                 33
          8,700     Boston Scientific Corporation <F45>                      473
         31,228     Columbia/HCA Healthcare Corporation                    1,116
          4,500     Fresenius Medical Care AG <F45>                            1
          2,200     Manor Care, Inc.                                          86
          8,200     United Healthcare Corporation                            311
         13,000     Warner-Lambert Company                                   827
                                                                       ---------
                                                                           2,998
                                                                       ---------

        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                  ------------

                    HOSPITAL SUPPLIES & SERVICES - 0.1%
          6,500     Biomet, Inc.                                          $  105
          2,900     US Surgical Corporation                                  121
                                                                       ---------
                                                                             226
                                                                       ---------

                    HOUSEHOLD PRODUCTS - 0.1%
          9,300     Federated Department Stores <F45>                        307
                                                                       ---------

                    INSURANCE - 3.7%
          6,894     Aetna Life and Casualty Company                          461
          1,300     Alexander & Alexander Services, Inc.                      20
         20,673     Allstate Corporation                                   1,160
          9,500     American General Corporation                             354
         21,555     American International Group, Inc.                     2,341
          4,700     Aon Corporation                                          271
          8,500     Chubb Corporation                                        425
          3,400     CIGNA Corporation                                        444
          3,700     General Re Corporation                                   545
          5,700     ITT Hartford Group                                       359
          4,150     Jefferson-Pilot Corporation                              236
         10,302     KeyCorp                                                  480
          4,600     Lincoln National Corporation                             223
          3,500     Marsh & McLennan Companies, Inc.                         365
          2,500     MGIC Investment Corporation                              172
          4,900     Providian Corporation                                    230
          5,300     SAFECO Corporation                                       200
          4,300     St. Paul Companies, Inc.                                 234
          3,250     Torchmark Corporation                                    157
          3,200     Transamerica Corporation                                 243
          3,200     UNUM Corporation                                         201
          5,200     USF&G Corporation                                         99
                                                                       ---------
                                                                           9,220
                                                                       ---------

                    LIQUOR - 0.7%
         23,100     Anheuser-Busch Companies, Inc.                           889
          3,400     Brown-Foreman Corporation - Class B                      147
         17,300     Seagram Company Ltd.                                     655
                                                                       ---------
                                                                           1,691
                                                                       ---------

                    LODGING - 0.2%
          5,900     HFS, Inc. <F45>                                          432
                                                                       ---------

                    MACHINERY - AGRICULTURE & AUTOMOTIVE - 0.1%
          3,700     Case Equipment                                           172
                                                                       ---------

                    MACHINERY - INDUSTRIAL - 0.0%
          1,600     Harnischfeger Industries, Inc.                            64
                                                                       ---------

     See notes to financial statements.

     EQUITY INDEX FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                  ------------

                    METALS & MINERALS - 0.4%
          6,360     Allegheny Teledyne, Inc.                              $  136
          5,600     Bethlehem Steel Corporation <F45>                         46
          1,300     Inland Steel Industries, Inc.                             21
          4,600     Nucor Corporation                                        218
         13,566     USX Corporation-Marathon Group, Inc.                     297
          4,793     USX Corporation-US Steel Group, Inc.                     131
          5,125     Worthington Industries, Inc.                             106
                                                                       ---------
                                                                             955
                                                                       ---------

                    MISCELLANEOUS - 1.0%
          8,900     Applied Materials, Inc. <F45>                            235
          4,100     Mallinckrodt Group, Inc.                                 178
         19,500     Minnesota Mining & Manufacturing Company               1,494
          6,900     PP&L Resources, Inc.                                     161
          7,800     3 Com Corporation <F45>                                  527
                                                                       ---------
                                                                           2,595
                                                                       ---------

                    MULTI-INDUSTRY - 0.1%
          7,100     Tyco International, Ltd.                                 352
                                                                       ---------

                    NATURAL GAS - 0.3%
         11,600     Enron Corporation                                        539
          6,900     NorAm Energy Corp.                                       106
                                                                       ---------
                                                                             645
                                                                       ---------

                    NON-FERROUS METALS - 0.7%
          9,850     Alcan Aluminum Ltd.                                      324
          8,500     Aluminum Company of America                              498
          1,200     ASARCO, Inc.                                              31
          6,300     Englehard Corporation                                    115
          5,600     Inco, Ltd.                                               178
          5,221     Newmont Mining Corporation                               241
          3,300     Phelps Dodge Corporation                                 207
          3,600     Reynolds Metals Company                                  203
                                                                       ---------
                                                                           1,797
                                                                       ---------

                    OFFICE EQUIPMENT - 0.1%
         16,700     Novell, Inc. <F45>                                       154
                                                                       ---------

                    OIL - DOMESTIC - 1.9%
          4,400     Amerada Hess Corporation                                 244
         22,600     Amoco Corporation                                      1,712
          2,800     Ashland, Inc.                                            119
          7,500     Atlantic Richfield Company                               994
          5,800     Burlington Resources, Inc.                               292
          2,700     Columbia Gas System, Inc.                                164
          2,900     Kerr-McGee Corporation                                   182
          4,900     Oryx Energy Company <F45>                                 94
          1,700     Pennzoil Company                                          87
         12,900     Phillips Petroleum Company                               529
          3,800     Sun Company, Inc.                                         85
         11,200     Unocal Corporation                                       410
                                                                       ---------
                                                                           4,912

        NUMBER                                                     MARKET VALUE
       OF SHARES                                                  (IN THOUSANDS)
       ----------                                                 ------------

                    OIL - INTERNATIONAL - 5.8%
         30,000     Chevron Corporation                                  $ 1,973
         57,400     Exxon Corporation                                      5,087
         18,100     Mobil Corporation                                      2,113
         24,800     Royal Dutch Petroleum Company                          4,101
         12,100     Texaco, Inc.                                           1,230
                                                                       ---------
                                                                          14,504
                                                                       ---------

                    OIL & GAS SERVICES - 0.5%
         11,500     Schlumberger, Ltd.                                     1,140
          8,638     Union Pacific Resources Group                            238
                                                                       ---------
                                                                           1,378
                                                                       ---------

                    PAPER & FOREST PRODUCTS - 1.5%
          2,500     Boise Cascade Corporation                                 78
          4,300     Champion International Corporation                       187
          4,600     Georgia-Pacific Corporation                              345
         14,300     International Paper Company                              611
          4,700     James River Corporation of Virginia                      148
         13,156     Kimberly-Clark Corporation                             1,227
          4,972     Louisiana Pacific Corporation                            104
          2,200     Mead Corporation                                         125
            700     Potlatch Corporation                                      30
          2,250     Temple-Inland, Inc.                                      115
          3,050     Union Camp Corporation                                   149
          4,225     Westvaco Corporation                                     120
          9,550     Weyerhaeuser Company                                     438
          2,900     Willamette Industries                                    196
                                                                       ---------
                                                                           3,873
                                                                       ---------

                    POLLUTION CONTROL - 0.4%
          9,300     Browning-Ferris Industries, Inc. <F45>                   244
         23,700     WMX Technologies, Inc.                                   815
                                                                       ---------
                                                                           1,059
                                                                       ---------

                    PRINTING & PUBLISHING - 0.2%
          4,000     McGraw-Hill, Inc.                                        188
          7,000     R.R. Donnelley & Sons Company                            213
                                                                       ---------
                                                                             401
                                                                       ---------

                    PRODUCTION - 1.3%
          1,200     Briggs & Stratton Corporation                             48
          9,000     Caterpillar, Inc.                                        618
          1,400     Cincinnati Milacron, Inc.                                 27
          5,300     Cooper Industries, Inc.                                  213
         12,300     Deere & Company                                          514
          5,300     Dover Corporation                                        272
          1,400     FMC Corporation <F45>                                    103
          1,600     Foster Wheeler Corporation                                66
          5,900     Illinois Tool Works, Inc.                                414
          4,700     Ingersoll-Rand Company                                   196
          6,366     Pall Corporation                                         163
          4,450     Parker-Hannifin Corporation                              169
          2,450     Raychem Corporation                                      191


     See notes to financial statements.

     EQUITY INDEX FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

      NUMBER                                                     MARKET VALUE
     OF SHARES                                                  (IN THOUSANDS)
     ----------                                                  ------------

                    PRODUCTION - 1.3% (CONT.)
          1,300     Timken Company                                        $   58
         19,200     Westinghouse Electric Corporation                        329
                                                                       ---------
                                                                           3,381
                                                                       ---------

                    RAILROADS - 1.1%
          6,781     Burlington Northern Santa Fe                             559
          3,600     Conrail, Inc.                                            342
         10,520     CSX Corporation                                          454
          6,000     Norfolk Southern Corporation                             535
         11,500     Union Pacific Corporation                                645
          5,300     Whitman Corporation                                      129
                                                                       ---------
                                                                           2,664
                                                                       ---------

                    RETAIL - 4.5%
         11,700     Albertson's, Inc.                                        402
          4,400     American Greetings Corporation                           129
          6,500     American Stores Company                                  269
          4,700     Circuit City Stores, Inc.                                154
         10,200     Dayton Hudson Corporation                                353
          5,500     Dillard Department Stores, Inc. - Class A                175
         14,400     Gap, Inc.                                                418
          2,500     Giant Food, Inc.                                          84
         22,200     Home Depot, Inc.                                       1,215
         23,500     Kmart Corporation <F45>                                  229
          5,800     Kroger Corporation <F45>                                 259
         12,011     The Limited, Inc.                                        221
          7,800     Lowe's Companies, Inc.                                   315
         11,476     The May Department Stores Company <F45>                  544
          4,700     Melville Corporation                                     175
          1,600     Mercantile Stores Company, Inc.                           79
          4,700     Nordstrom, Inc.                                          169
          9,800     J.C. Penney Company, Inc.                                515
          2,000     Pep Boys-Manny, Moe & Jack                                70
          4,300     Rite Aid Corporation                                     146
         18,300     Sears Roebuck and Company                                885
          3,500     Supervalu, Inc.                                          104
          3,500     Tandy Corporation                                        132
          3,700     TJX Companies, Inc.                                      148
         13,525     Toys "R" Us, Inc. <F45>                                  458
         11,300     Walgreen Company                                         427
        106,100     Wal-Mart Stores, Inc.                                  2,825
          7,800     Winn-Dixie Stores, Inc.                                  260
          6,600     Woolworth Corporation <F45>                              139
                                                                       ---------
                                                                          11,299
                                                                       ---------

                    SAVINGS & LOAN - 0.4%
          8,400     Federal Home Loan Mortgage Corporation                   848
          2,500     Golden West Financial Corporation                        162
                                                                       ---------
                                                                           1,010
                                                                       ---------


      NUMBER                                                       MARKET VALUE
     OF SHARES                                                    (IN THOUSANDS)
     ----------                                                   ------------

                    SEMICONDUCTORS - 0.2%
          5,800     Advanced Micro Devices, Inc. <F45>                   $   103
          7,900     LSI Logic Corp <F45>                                     209
          8,900     Micron Technology Incorporated                           226
                                                                       ---------
                                                                             538
                                                                       ---------

                    SHOES - 0.0%
          1,353     Footstar, Inc.<F45>                                       30
                                                                       ---------

                    SOFTWARE - 1.6%
          8,000     Bay Networks <F45>                                       162
         28,000     Microsoft Corporation <F45>                            3,843
                                                                       ---------
                                                                           4,005
                                                                       ---------

                    TELECOMMUNICATIONS - 7.6%
         23,200     Airtouch Communications, Inc. <F45>                      606
          9,200     Alltell Corporation                                      281
         25,700     Ameritech Corporation                                  1,407
         74,356     AT&T Corporation                                       2,593
         20,500     Bell Atlantic Corporation                              1,235
         45,700     BellSouth Corp                                         1,862
          3,500     Cabletron Systems <F45>                                  218
          5,800     DSC Communications Corporation <F45>                      81
         44,300     GTE Corporation                                        1,866
         54,996     Lucent Technologies, Inc.                              2,585
         32,600     MCI Communications Corporation                           819
         19,400     NYNEX Corporation                                        863
         20,500     Pacific Telesis Group                                    697
         28,600     SBC Communications, Inc.                               1,391
         19,500     Sprint Corporation                                       765
          4,300     Tellabs, Inc. <F45>                                      366
         22,653     US West, Inc.                                            688
         22,753     US West Media Group, Inc. <F45>                          356
         18,800     WorldCom, Inc. <F45>                                     458
                                                                       ---------
                                                                          19,137
                                                                       ---------

                    TEXTILES & APPAREL - 0.6%
          4,100     Fruit of The Loom, Inc. <F45>                            149
          3,600     Liz Claiborne, Inc.                                      152
         13,200     Nike, Inc. - Class B                                     777
          2,600     Reebok International Ltd.                                 93
          2,000     Russell Corporation                                       57
          2,677     VF Corporation                                           175
                                                                       ---------
                                                                           1,403
                                                                       ---------

                    TIRE & RUBBER - 0.2%
          4,800     Cooper Tire & Rubber Company                              94
          2,600     Goodrich (B.F.) Company                                  110
          6,762     Goodyear Tire & Rubber Company                           310
                                                                       ---------
                                                                             514
                                                                       ---------

     See notes to financial statements.

     EQUITY INDEX FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996


      NUMBER                                                       MARKET VALUE
     OF SHARES                                                    (IN THOUSANDS)
     ----------                                                   ------------

                    TRANSPORTATION EQUIPMENT - 0.0%
          1,700     Cummins Engine Company, Inc.                        $     71
                                                                       ---------

                    TRAVEL & RECREATION - 1.3%
         16,775     CUC International, Inc. <F45>                            411
         31,700     The Walt Disney Company                                2,088
          4,950     Harrahs Entertainment, Inc. <F45>                         83
         10,000     Hilton Hotels Corporation                                304
          5,900     Marriott International, Inc.                             336
                                                                       ---------
                                                                           3,222
                                                                       ---------

                    TRUCKING - 0.0%
          2,000     Caliber System, Inc.                                      34
          3,350     Ryder System, Inc.                                       100
                                                                       ---------
                                                                             134
                                                                       ---------

                    Total Common Stock ($164,714)                        248,440
                                                                       ---------


     PRINCIPAL
      AMOUNT                                                       MARKET VALUE
   (IN THOUSANDS)                                                 (IN THOUSANDS)
   --------------                                                 ------------

                    SHORT-TERM INVESTMENTS - 1.0%
                    U.S. TREASURIES - 0.4%
         $1,050     U.S. Treasury Bill, 5.06%, 12/05/96                 $  1,045
                                                                       ---------

                    Total U.S. Treasuries (Cost $1,045)                    1,045
                                                                       ---------

                    VARIABLE RATE DEMAND NOTES - 0.6%
             10     Eli Lilly & Company                                       10
          1,571     Warner-Lambert Co.                                     1,571
                                                                       ---------



                    Total Variable Rate Demand Notes (Cost $1,581)         1,581
                                                                       ---------

                    Total Short-Term Investments (Cost $2,626)             2,626
                                                                       ---------

                    Total Investments - 99.7% (Cost $167,340)            251,066
                                                                       ---------

                    Other Assets, less Liabilities - 0.3%                    662
                                                                       ---------

                    TOTAL NET ASSETS - 100.0%                           $251,728
                                                                        ========

     <F45> Non-income producing

     See notes to financial statements.


     MIDCORE GROWTH FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

      NUMBER                                                       MARKET VALUE
     OF SHARES                                                    (IN THOUSANDS)
     ----------                                                   ------------

                    COMMON STOCKS - 98.2%
                    AEROSPACE & AIRCRAFT - 1.1%
         78,000     Gulfstream Aerospace Corporation <F46>               $ 1,843
                                                                       ---------

                    BUSINESS SERVICES - 11.3%
        106,200     Ceridian Corporation <F46>                             5,270
         29,100     Cintas Corporation                                     1,695
         62,600     Electronic Data Systems Corporation                    2,817
         49,914     First Data Corporation                                 3,981
         20,200     Olsten Corporation                                       404
         54,000     Pittston Brink's Group                                 1,539
         88,500     SunGard Data Systems, Inc. <F46>                       3,783
                                                                       ---------
                                                                          19,489
                                                                       ---------

                    CHEMICALS - 0.7%
         33,200     Millipore Corporation                                  1,162
                                                                       ---------

                    COMMUNICATIONS & MEDIA - 7.4%
         54,700     Andrew Corporation <F46>                               2,667
         34,200     EchoStar Communications Corporation - Class A <F46>    1,009
         38,200     Interpublic Group of Companies, Inc.                   1,853
        157,200     PanAmSat Corporation <F46>                             4,598
         69,000     Paxson Communications Corporation <F46>                  612
         25,600     Reuters Holding PLC ADR                                1,904
                                                                       ---------
                                                                          12,643
                                                                       ---------

                    CONSUMER PRODUCTS - 1.8%
         31,400     Harman International Industries, Inc.                  1,613
         30,700     Newell Company                                           871
         18,300     Sola International, Inc. <F46>                           661
                                                                       ---------
                                                                           3,145
                                                                       ---------

                    DISTRIBUTION - 1.2%
         46,000     Alco Standard Corporation                              2,133
                                                                       ---------

                    DRUGS - 4.6%
        162,600     Elan Corporation PLC ADR <F46>                         4,512
         36,000     Pharmacia & Upjohn, Inc.                               1,296
         50,200     Teva Pharmaceutical Industries, Ltd. ADR               2,102
                                                                       ---------
                                                                           7,910
                                                                       ---------

                    ELECTRICAL EQUIPMENT - 1.0%
          2,400     AVX Corporation                                           44
         50,893     Molex, Inc. - Class A                                  1,648
                                                                       ---------
                                                                           1,692
                                                                       ---------

                    ELECTRONICS - 1.0%
         36,900     Hewlett-Packard Company                                1,628
                                                                       ---------

                    ENTERTAINMENT & LEISURE - 3.3%
        156,500     GTECH Holdings Corporation <F46>                       4,617
         33,935     Viacom, Inc. - Class B <F46>                           1,107
                                                                       ---------
                                                                           5,724
                                                                       ---------


      NUMBER                                                       MARKET VALUE
     OF SHARES                                                    (IN THOUSANDS)
     ----------                                                   ------------

                    FINANCIAL SERVICES - 9.7%
         30,400     Associates First Capital Corporation                 $ 1,319
        141,500     Federal National Mortgage Association                  5,536
         63,200     First USA, Inc.                                        3,634
        164,850     MBNA Corporation                                       6,223
                                                                       ---------
                                                                          16,712
                                                                       ---------

                    HEALTH CARE SERVICES & SUPPLIES - 11.3%
         14,700     Boston Scientific Corporation <F46>                      799
         14,600     Cardinal Health, Inc.                                  1,146
        178,596     Columbia/HCA Healthcare Corporation                    6,385
         60,800     Foundation Health Corporation <F46>                    1,816


         61,950     Health Care & Retirement Corporation <F46>             1,526
         60,300     Lincare Holdings, Inc. <F46>                           2,261
        183,500     Vencor, Inc. <F46>                                     5,436
                                                                       ---------
                                                                          19,369
                                                                       ---------

                    INSURANCE - 4.9%
         34,825     AFLAC, Inc.                                            1,397
         51,800     MBIA, Inc.                                             4,591
         36,500     MGIC Investment Corporation                            2,505
                                                                       ---------
                                                                           8,493
                                                                       ---------

                    INVESTMENT COMPANIES - 1.1%
         74,200     United Assets Management Corporation                   1,818
                                                                       ---------

                    LODGING - 2.8%
         66,700     Mirage Resorts, Inc. <F46>                             1,467
         83,700     Promus Hotel Corporation <F46>                         2,657
         16,100     Sun International Hotels Ltd. <F46>                      761
                                                                       ---------
                                                                           4,885
                                                                       ---------

                    MACHINERY - INDUSTRIAL - 3.7%
         30,000     Kennametal, Inc.                                       1,020
        108,000     Thermo Electron Corporation                            3,942
         27,500     York International Corporation                         1,330
                                                                       ---------
                                                                           6,292
                                                                       ---------

                    METALS & MINERALS - 0.3%
         25,000     Worthington Industries, Inc.                             519
                                                                       ---------

                    MULTI-INDUSTRY - 4.6%
        158,500     Tyco International, Ltd.                               7,866
                                                                       ---------

                    NATURAL GAS - 1.5%
         57,100     Enron Corporation                                      2,655
                                                                       ---------

                    OIL & GAS SERVICES - 6.8%
         38,400     Diamond Offshore Drilling, Inc. <F46>                  2,338
        134,200     Tidewater, Inc.                                        5,871
         53,700     Transocean Offshore, Inc.                              3,397
                                                                       ---------
                                                                          11,606
                                                                       ---------

     See notes to financial statements.


     MIDCORE GROWTH FUND
     SCHEDULE OF INVESTMENTS


     OCTOBER 31, 1996

      NUMBER                                                       MARKET VALUE
     OF SHARES                                                    (IN THOUSANDS)
     ----------                                                   ------------

                    POLLUTION CONTROL - 1.0%
         54,200     USA Waste Services, Inc. <F46>                      $  1,734
                                                                       ---------

                    RETAIL - 1.0%
         29,800     Kohl's Corporation <F46>                               1,073
         24,000     Revco D.S., Inc. <F46>                                   723
                                                                       ---------
                                                                           1,796
                                                                       ---------

                    SCIENTIFIC INSTRUMENTS - 1.2%
         68,000     Waters Corporation <F46>                               2,108
                                                                       ---------

                    SEMICONDUCTORS - 1.7%
         66,100     Atmel Corporation <F46>                                1,677
         37,700     Maxim Integrated Products <F46>                        1,320
                                                                       ---------
                                                                           2,997
                                                                       ---------

                    SOFTWARE - 0.9%
         11,000     Microsoft Corporation <F46>                            1,510
                                                                       ---------

                    TELECOM EQUIPMENT - 1.4%
        123,400     ECI Telecommunications Limited Designs                 2,468
                                                                       ---------

                    TELECOMMUNICATIONS - 3.9%
         92,200     Frontier Corporation                                   2,674
        163,500     WorldCom, Inc. <F46>                                   3,985
                                                                       ---------
                                                                           6,659
                                                                       ---------

                    TEXTILES & APPAREL - 1.2%
         20,300     Liz Claiborne, Inc.                                      858
         10,000     Nike, Inc. - Class B                                     589
         42,000     Tag Heuer International SA - ADR <F46>                   672
                                                                       ---------
                                                                           2,119
                                                                       ---------

                    TRAVEL & RECREATION - 5.8%
        124,700     Carnival Corporation - Class A                         3,757
        251,925     CUC International, Inc. <F46>                          6,172
                                                                       ---------
                                                                           9,929
                                                                       ---------

                    Total Common Stock (Cost $118,345)                   168,904
                                                                       ---------


      NUMBER
     OF SHARES                                                     MARKET VALUE
   (IN THOUSANDS)                                                 (IN THOUSANDS)
    --------------                                                 ------------

                    SHORT-TERM INVESTMENTS - 1.9%
                    INVESTMENT COMPANIES - 1.9%
             10     Financial Square Prime Obligation Fund              $     10
          3,196     Short-Term Investments Co. Liquid Assets Portfolio     3,196
                                                                       ---------

                    Total Short-Term Investments (Cost $3,206)             3,206
                                                                       ---------

                    Total Investments - 100.1% (Cost $121,551)           172,110
                                                                       ---------

                    Liabilities, less Other Assets - (0.1)%                (181)
                                                                       ---------

                    TOTAL NET ASSETS - 100.0%                           $171,929
                                                                        ========

    <F46> Non-income producing

     See notes to financial statements.




     SPECIAL GROWTH FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

      NUMBER                                                       MARKET VALUE
     OF SHARES                                                    (IN THOUSANDS)
     ----------                                                   ------------

                    COMMON STOCKS - 93.9%
                    AIR TRANSPORTATION - 1.1%
        137,200     Atlas Air, Inc. <F47>                                $ 5,059
         64,000     Comair Holdings, Inc.                                  1,288
                                                                       ---------
                                                                           6,347
                                                                       ---------

                    AUTOS & TRUCKS - 0.3%
        118,900     Ugly Duckling Corporation <F47>                        1,873
                                                                       ---------

                    BIO-TECHNOLOGY - 0.1%
        114,200     Perseptive Biosystems, Inc. <F47>                        771
                                                                       ---------

                    BUSINESS MACHINES & SOFTWARE - 3.0%
        241,200     Mylex Corporation <F47>                                3,075
         83,600     National Instruments Corporation <F47>                 2,383


        159,800     Network General Corporation <F47>                      3,855
        182,900     Synopsys, Inc. <F47>                                   8,231
                                                                       ---------
                                                                          17,544
                                                                       ---------

                    BUSINESS SERVICES - 4.8%
         23,200     AccuStaff, Inc. <F47>                                    621
         86,000     Alternative Resources Corporation <F47>                1,731
        138,300     Career Horizons, Inc. <F47>                            5,618
         22,300     Ciber, Inc. <F47>                                        792
         57,700     Concord EFS, Inc. <F47>                                1,673
         87,700     Danka Business Systems PLC ADR                         3,475
         16,450     FIserv, Inc. <F47>                                       631
        114,800     Interim Services, Inc. <F47>                           4,592
         68,300     National Data Corporation                              2,809
        191,800     Prepaid Legal Services, Inc. <F47>                     2,254
        108,000     Robert Half International, Inc. <F47>                  4,334
                                                                       ---------
                                                                          28,530
                                                                       ---------

                    CHEMICALS - 0.1%
         29,700     Airgas, Inc. <F47>                                       672
                                                                       ---------

                    CONGLOMERATES - 0.3%
         69,400     ITI Technologies, Inc. <F47>                           1,995
                                                                       ---------


                    CONSUMER PRODUCTS - 0.1%
          7,900     USA Detergents, Inc. <F47>                               261
                                                                       ---------

                    CONTAINERS - 0.5%
         77,100     Sealed Air Corporation <F47>                           2,997
                                                                       ---------

                    DISTRIBUTION - 0.0%
         16,100     Peak Technologies Group <F47>                            189
                                                                       ---------

                    DRUGS - 2.9%
         52,000     Forest Laboratories, Inc. - Class A <F47>              2,002
        178,700     Mylan Laboratories                                     2,703
        303,400     Teva Pharmaceutical Industries, Ltd. ADR              12,705
                                                                       ---------
                                                                          17,410
                                                                       ---------


      NUMBER                                                       MARKET VALUE
     OF SHARES                                                    (IN THOUSANDS)
     ----------                                                   ------------

                    ELECTRICAL EQUIPMENT - 0.6%
        140,500     Cable Design Technologies <F47>                      $ 3,653
                                                                       ---------

                    ELECTRONICS - 0.9%


        107,100     Checkpoint Systems, Inc. <F47>                         2,396
        136,400     Gemstar International Group Limited <F47>              3,018
                                                                       ---------
                                                                           5,414
                                                                       ---------

                    ENERGY - 0.3%
         44,100     AES Corporation <F47>                                  1,935
                                                                       ---------

                    ENTERTAINMENT & LEISURE - 3.0%
        629,000     Hollywood Entertainment Corporation                   13,052
        127,700     Movie Gallery, Inc. <F47>                              1,724
        111,037     Regal Cinemas, Inc. <F47>                              2,887
                                                                       ---------
                                                                          17,663
                                                                       ---------

                    FINANCE COMPANIES - 0.1%
         15,700     ContiFinancial Corporation <F47>                         510
                                                                       ---------

                    FINANCIAL SERVICES - 6.1%
        192,400     Credit Acceptance Corporation <F47>                    5,195
        124,200     Green Tree Financial Corporation                       4,921
        332,336     Quick and Reilly Group, Inc.                           8,765
        702,600     The Charles Schwab Corporation                        17,565
                                                                       ---------
                                                                          36,446
                                                                       ---------



                    HEALTH CARE SERVICES & SUPPLIES - 14.4%
        189,500     American Medical Response, Inc. <F47>                  5,685
        786,812     Health Management Associates, Inc. - Class A<F47>     17,310
        249,900     Lincare Holdings, Inc. <F47>                           9,371
        100,600     Living Centers of America, Inc. <F47>                  2,352
        411,050     MedPartners, Inc. <F47>                                8,683
        227,550     Multicare Companies, Inc. <F47>                        4,096
         98,700     PhyCor, Inc. <F47>                                     3,060
        293,100     Quorum Health Group, Inc. <F47>                        7,914
        147,700     Renal Treatment Centers <F47>                          3,951
        153,400     Rotech Medical Corporation <F47>                       2,454
         60,900     Rural/Metro Corporation <F47>                          2,223
         75,400     Steris Corporation <F47>                               2,846
        535,100     Vencor, Inc. <F47>                                    15,852
                                                                       ---------
                                                                          85,797
                                                                       ---------

                    HOSPITAL SUPPLIES & SERVICES - 1.3%
        288,700     Omnicare, Inc.                                         7,867
                                                                       ---------

                    HOUSING - 3.8%
        491,693     Clayton Homes, Inc.                                    8,297
        151,800     Oakwood Homes Corp.                                    4,023
        190,012     Southern Energy Homes, Inc. <F47>                      2,826
        429,900     Toll Brothers, Inc. <F47>                              7,362
                                                                       ---------
                                                                          22,508
                                                                       ---------

     See notes to financial statements.

     SPECIAL GROWTH FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

      NUMBER                                                       MARKET VALUE
     OF SHARES                                                    (IN THOUSANDS)
     ----------                                                   ------------

                    INSURANCE - 13.7%
        204,200     AMBAC, Inc.                                          $12,763
         52,900     Chartwell Re Corporation                               1,342
         61,400     Enhance Financial Services Group, Inc.                 2,049
        175,500     Equitable Iowa Companies                               7,349
        197,300     Arthur J. Gallagher & Company                          5,796
        119,300     MGIC Investment Corporation                            8,187
        192,000     Oxford Health Plans, Inc. <F47>                        8,736
        379,000     Protective Life Corporation                           13,076
        197,600     ReliaStar Financial Corporation                       10,473
        144,500     Vesta Insurance Group, Inc.                            3,703
        229,800     Western National Corporation                           4,136
        120,800     Zurich Reinsurance Centre Holdings, Inc.               3,624
                                                                       ---------
                                                                          81,234
                                                                       ---------


                    LODGING - 0.8%
        209,400     Mirage Resorts, Inc. <F47>                             4,607
                                                                       ---------

                    OFFICE PRODUCTS - 0.8%
         54,200     U.S. Office Products Company <F47>                     1,572
        101,900     Viking Office Products, Inc. <F47>                     2,968
                                                                       ---------
                                                                           4,540
                                                                       ---------

                    OIL & GAS - DOMESTIC - 2.9%
        100,500     Chesapeake Energy Corporation <F47>                    5,854
        347,400     NGC Corporation                                        6,253
        119,550     Tejas Gas Corporation <F47>                            4,857
                                                                       ---------
                                                                          16,964
                                                                       ---------

                    OIL & GAS - INTERNATIONAL - 0.1%
         17,700     Rutherford-Moran Oil Corporation <F47>                   527
                                                                       ---------

                    OIL & GAS - SERVICES - 1.7%
        340,200     Input/Output, Inc. <F47>                              10,121
                                                                       ---------

                    POLLUTION CONTROL - 0.4%
         74,460     USA Waste Services, Inc. <F47>                         2,383
                                                                       ---------

                    RESTAURANTS - 2.5%
        169,550     Apple South, Inc.                                      1,992
        508,100     Lone Star Steakhouse & Saloon <F47>                   13,020
                                                                       ---------
                                                                          15,012
                                                                       ---------

                    RETAIL - 7.5%
        282,500     Bed Bath and Beyond, Inc. <F47>                        7,133
         34,700     CompUSA, Inc. <F47>                                    1,605
         87,100     Discount Auto Parts, Inc. <F47>                        1,894
        485,696     Dollar General Corporation                            13,478
         98,600     Fastenal Company                                       4,560
        159,200     Friedman's, Inc. - Class A <F47>                       2,607
        144,500     General Nutrition Companies, Inc. <F47>                2,637
        215,450     Just For Feet, Inc. <F47>                              5,629
         60,700     Kohl's Corporation <F47>                               2,185


      NUMBER                                                       MARKET VALUE
     OF SHARES                                                    (IN THOUSANDS)
     ----------                                                   ------------

                    RETAIL - 7.5% (CONT.)
         51,800     MSC Industrial Direct Co., Inc. - Class A <F47>     $  1,917
         37,200     Stage Stores, Inc. <F47>                                 679
                                                                       ---------
                                                                          44,324
                                                                       ---------

                    SEMICONDUCTORS - 10.5%
        150,500     Altera Corporation <F47>                               9,331
        527,800     Atmel Corporation <F47>                               13,393
        164,200     Dallas Semiconductor Corporation                       3,284
        287,700     Lattice Semiconductor Corporation <F47>                9,854
        106,200     Linear Technology Corporation                          3,558
        330,000     Maxim Integrated Products <F47>                       11,550
        128,400     Microchip Technology, Inc. <F47>                       4,654
         75,900     SDL, Inc. <F47>                                        1,290
        164,700     Xilinx, Inc. <F47>                                     5,394
                                                                       ---------
                                                                          62,308
                                                                       ---------

                    SHOES - 0.1%
         30,749     Wolverine World Wide, Inc.                               761
                                                                       ---------

                    SOFTWARE - 1.6%
        179,500     Business Objects S.A. <F47>                            2,670
         93,200     EPIC Design Technology, Inc. <F47>                     2,283
         17,850     McAfee Associates, Inc. <F47>                            812
        312,500     System Software Associates, Inc.                       3,652
                                                                       ---------
                                                                           9,417
                                                                       ---------

                    TELECOM EQUIPMENT - 3.4%
        115,700     ADC Telecommunications <F47>                           7,911
        180,000     Aspect Telecommunications Corporation <F47>           10,710
         57,800     Glenayre Technologies, Inc. <F47>                      1,488
                                                                       ---------
                                                                          20,109
                                                                       ---------

                    TELECOMMUNICATIONS - 0.3%
         68,800     United States Cellular Corporation <F47>               2,021
                                                                       ---------

                    TEXTILES & APPAREL - 2.1%
        390,700     Jones Apparel Group, Inc. <F47>                       12,209
                                                                       ---------

                    UTILITIES - TELEPHONE - 1.8%
        325,500     Century Telephone Enterprises                         10,457
                                                                       ---------

                    Total Common Stock ($451,718)                        557,376
                                                                       ---------


     See notes to financial statements.

     SPECIAL GROWTH FUND
     SCHEDULE OF INVESTMENTS
     OCTOBER 31, 1996

      NUMBER                                                          MARKET
    OF SHARES                                                         VALUE
   (IN THOUSANDS)                                                 (IN THOUSANDS)
   --------------                                                 ------------


                    SHORT-TERM INVESTMENTS - 6.2%
                    INVESTMENT COMPANIES - 1.2%
             10     Financial Square Prime Obligation Fund                $   10
          6,964     Short-Term Investments Co. Liquid Assets Portfolio     6,964
                                                                       ---------
                    Total Investment Companies (Cost $6,974)               6,974
                                                                       ---------


      PRINCIPAL                                                       MARKET
       AMOUNT                                                         VALUE
   (IN THOUSANDS)                                                 (IN THOUSANDS)
   --------------                                                 ------------

                    VARIABLE RATE DEMAND NOTES - 5.0%
        $ 5,000     Johnson Controls, Inc.                              $  5,000
          5,000     Sara Lee Corporation                                   5,000
         10,000     Southwestern Bell                                     10,000
         10,000     Warner-Lambert Co.                                    10,000
                                                                       ---------
                    Total Variable Rate Demand Notes (Cost $30,000)       30,000
                                                                       ---------


                    Total Short-Term Investments ($36,974)                36,974
                                                                       ---------

                    Total Investments - 100.1% (Cost $488,692)           594,350
                                                                       ---------

                    Liabilities, less Other Assets - (0.1)%                (334)
                                                                       ---------

                    TOTAL NET ASSETS - 100.0%                           $594,016
                                                                        ========

     <F47> Non-income producing



INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

NUMBER                                                                                                                   MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        COMMON AND PREFERRED STOCKS 99.6%
        AUSTRALIA 2.7%
 1,400  Aberfoyle                                                Non-ferrous Metals                                 $     2,931
 8,300  Amcor Limited                                            Forest Products                                         51,608
 4,200  Ashton Mining Ltd.                                       Non-ferrous Metals                                       6,495
 4,300  Australia Gas & Light                                    Utilities                                               23,599
11,744  Aust National Industries                                 Conglomerates                                           11,363
14,776  Boral Limited                                            Construction Materials                                  36,796
 3,200  Brambles Inds Ltd.                                       Business Services                                       53,041
 9,426  Burns Philp & Co.                                        Retail Trade                                            14,951
 7,201  Coca-Cola Amatil Ltd.                                    Food & Beverage                                         99,086
15,853  Coles Myer Limited                                       Retail Trade                                            57,960
 4,700  CRA Limited                                              Non-ferrous Metals                                      73,730
 7,500  Crown Ltd.<F48>                                          Leisure                                                 16,298
12,904  CSR Limited                                              Conglomerates                                           43,392
 5,916  David Jones, Ltd.                                        Merchandising                                            8,117
 3,100  Delta Gold NL<F48>                                       Gold                                                     5,901
 4,518  Email Limited                                            Household Appliances & Furnishings                      12,434
 1,800  Faulding (FH) & Company                                  Health                                                  12,391
25,500  Fosters Brewing Group Limited                            Food & Beverage                                         46,514
 4,900  Futuris Corporation Ltd.                                 Industrial Components                                    6,218
16,275  General Prop Trust Units                                 Real Estate                                             30,591
 8,800  GIO Australia Holdings, Ltd.                             Insurance                                               22,682
20,209  Goodman Fielder Ltd.                                     Food & Beverage                                         23,721
 3,800  Great Central MNS                                        Gold                                                    11,543
 6,504  Hardie (James) Inds                                      Construction Materials                                  17,022
 3,800  ICI Australia                                            Chemical                                                37,370
 3,900  Leighton Holdings                                        Construction                                            17,785
 3,510  Lend Lease Corporation Limited                           Real Estate                                             59,544
26,694  Mim Holdings Limited                                     Non-ferrous Metals                                      34,720
 2,900  Metal Manufactures                                       Industrial Components                                    6,509
 3,933  Newcrest Mining Ltd.                                     Gold                                                    13,600
11,849  North Ltd.                                               Non-ferrous Metals                                      33,736
20,486  Normandy Mining Ltd.                                     Gold                                                    27,945
13,091  Pacific Dunlop Ltd.                                      Conglomerates                                           29,070
11,500  Pioneer International Ltd.                               Construction Materials                                  30,645
 2,800  Plutonic Res NL                                          Gold                                                    13,324
 4,361  QBE Insurance Group, Ltd.                                Insurance                                               23,104
11,236  QCT Resources                                            Miscellaneous                                           15,505
 3,789  Renison Goldfields Consolidated Ltd.                     Gold                                                    17,128
 2,700  Resolute Samantha                                        Gold                                                     5,482
 1,800  Rothmans Holdings                                        Tobacco                                                 11,563
 7,090  Santos Ltd.                                              Petroleum Services                                      28,340
 6,909  Schroders Property Fund                                  Mutual Fund                                             12,767
 3,401  Smith (Howard)                                           Conglomerates                                           26,703
 1,100  Sons Of Gwalia Ltd.                                      Gold                                                     7,110
 9,583  Southcorp Holdings Ltd.                                  Food & Beverage                                         29,184
 4,978  Stockland Trust Group                                    Real Estate                                             12,239
 8,300  Sydney Harbour Casino<F48>                               Leisure                                                 11,849
 4,600  Tab Corp Holdings, Ltd.                                  Leisure                                                 21,707
 9,500  TNT<F48>                                                 Transportation                                          18,308
18,353  Westfield Trust                                          Real Estate                                             34,496
   794  Westfield Trust New Units                                Real Estate                                              1,436
                                                                                                                     ----------
                                                                                                                      1,269,553
                                                                                                                     ----------
                  See notes to the financial statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 NUMBER                                                                                                                  MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

          AUSTRIA 1.6%
  100   Austrian Airlines<F48>                                   Air Travel                                            $ 14,463
  300   BBAG Oesterr Brau                                        Food & Beverage                                         21,047
  165   Bk Austria                                               Miscellaneous                                           11,948
1,800   Bk Austria Ag                                            Banks                                                  132,368
  400   Bohler Uddeholm                                          Miscellaneous                                           29,941
  560   Creditanstalt Bank Preferred                             Banks                                                   26,297
1,020   Creditanstalt Bank                                       Banks                                                   69,596
  300   EA-Generali AG                                           Insurance                                               90,189
  650   Flughafen Wien AG                                        Business Services                                       32,062
  100   Lenzing AG                                               Chemicals                                                6,525
  400   Mayr Melnhof Karto<F48>                                  Miscellaneous                                           19,648
1,100   Oester Elektrizitats                                     Electric Utilities                                      76,640
  957   OMV AG                                                   Miscellaneous                                           93,744
  300   Radex Heraklith                                          Miscellaneous                                            8,593
  500   Va Technologie AG                                        Industrial Machinery                                    69,969
  300   Wienerberger Baust                                       Construction Materials                                  55,579
  300   Z Laenderbank Bank Austria AG Preferred                  Banks                                                   11,834
                                                                                                                     ----------
                                                                                                                        770,443
                                                                                                                     ----------

        BELGIUM 2.0%
  300   Barco Nv                                                 Electronics                                             49,343
   60   Bekaert SA                                               Industrial Machinery                                    48,573
  525   CBR Cimenteries                                          Construction Materials                                  41,407
1,310   Delhaize Le Lion                                         Retail Trade                                            73,291
  150   Electrabel                                               Electronics                                                154
  906   Fortis Ag                                                Insurance                                              127,229
   31   Fortis Ag                                                Insurance                                                   16
  396   Generale De Banque                                       Banks                                                  138,391
   41   Generale De Banque VVPR                                  Banks                                                       26
  600   Gevaert                                                  Chemicals                                               40,494
  152   Glaverbel Groupe                                         Containers & Glass                                      16,326
    2   Glaverbel Groupe VVPR                                    Containers & Glass                                           -
  570   GPE Bruxelles LAM                                        Conglomerates                                           70,816
  305   Kredietbank                                              Banks                                                   98,521
   50   Kredietbank VVPR                                         Banks                                                   16,015
   25   Royale Belge BBPR                                        Insurance                                                    6
  380   Royale Belge                                             Insurance                                               77,365
  205   Solvay                                                   Chemicals                                              122,744
   50   Tractebel Intl VVPR                                      Conglomerates                                               24
  600   Union Miniere <F48>                                      Non-ferrous Metals                                      42,802
                                                                                                                     ----------
                                                                                                                        963,543
                                                                                                                     ----------

        DENMARK 1.4%
  545   Carlsberg A                                              Food & Beverage                                         34,323
  440   Carlsberg B                                              Food & Beverage                                         27,786
    4   D/S 1912 B                                               Conglomerates                                          100,489
    2   D/S Svendborg B                                          Conglomerates                                           71,925
  965   Danisco                                                  Food & Beverage                                         55,294
  915   Den Danske Bank                                          Banks                                                   65,654
  175   FLS Industries B                                         Industrial Machinery                                    22,347
   90   GN Store Nord                                            Telecommunication Services                               9,555
  450   ISS International Service System Series B                Conglomerates                                           12,776
  185   Korn-Og Foderstof                                        Food & Beverage                                          7,648

                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

NUMBER                                                                                                                   MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        DENMARK 1.4% (CONT.)
   30   Lauritzen (J) Holding B <F48>                            Conglomerates                                         $  2,323
   85   NKT Holding                                              Electrical Equipment                                     4,753
  645   Novo Nordisk As B                                        Drugs & Healthcare                                     107,433
  510   OK Ostasiatiske Kompagni <F48>                           Conglomerates                                           10,092
  155   Radio Meter As B                                         Drugs & Healthcare                                       9,868
   35   Royal Copenhagen                                         Apparel & Textiles                                       2,831
1,120   Sas Danmark A/S                                          Transportation - Airlines                               13,876
  139   Sophus Berendsen A                                       Conglomerates                                           17,101
  347   Sophus Berendsen B                                       Conglomerates                                           42,870
   95   Superfos A/S                                             Chemicals                                               10,871
  820   Unidanmark A                                             Banks                                                   37,814
                                                                                                                     ----------
                                                                                                                        667,629
                                                                                                                     ----------

        FINLAND 1.1%
   800  Amer Group                                               Conglomerates                                           18,272
   900  Cultor Oy Series 1                                       Household Products                                      41,111
   500  Instrumentarium Series A                                 Drugs & Healthcare                                      18,426
 3,300  Kesko                                                    Retail Trade                                            50,975
   300  Kone Corp B                                              Industrial Machinery                                    29,658
30,620  Merita Ltd.<F48>                                         Banks                                                   90,544
   500  Metra Ab A                                               Conglomerates                                           28,356
   500  Metra Ab B                                               Conglomerates                                           27,893
 4,900  Outokumpu Oy A                                           Non-ferrous Metals                                      82,719
   800  Pohjola A                                                Insurance                                               17,124
   900  Pohjola B                                                Insurance                                               18,868
   600  Sampo (Vakuutusosak) A                                   Insurance                                               42,237
   500  Stockmann Ab (OY)                                        Retail Trade                                            29,262
                                                                                                                     ----------
                                                                                                                        495,445
                                                                                                                     ----------

        FRANCE 11.6%
 1,772  Accor                                                    Leisure                                                222,705
   318  Adecco SA                                                Business & Public Services                              90,267
 1,450  Bic                                                      Conglomerates                                          217,719
   110  Bongrain SA                                              Food & Beverage                                         44,575
 1,251  Bouygues                                                 Home Builders                                          122,695
 1,315  Canal Plus                                               Broadcasting                                           325,648
 3,086  Casino Guich Perr                                        Leisure                                                140,520
   868  Casino Guich Perr Preferred                              Leisure                                                 28,717
   375  Chargeurs International<F48>                             Conglomerates                                           16,297
 1,401  Cie Bancaire                                             Financial Services                                     139,875
   125  Cie Gen Geophysique<F48>                                 Petroleum Services                                       8,932
   680  Club Mediterranee                                        Leisure                                                 42,851
   260  Comptoirs Modernes                                       Retail Trade                                           124,498
   531  CPR Cie Par Reesco                                       Investment Companies                                    42,204
   733  Credit National                                          Banks                                                   38,744
 5,961  CSF (Thomson)                                            Aerospace                                              186,128
   250  DMC Dollfus-Mieg                                         Apparel & Textiles                                       6,680
 1,350  Eridania Beghin-Say                                      Household Products                                     215,125
   500  Essilor International                                    Drugs & Healthcare                                     131,651
   181  Eurafrance                                               Financial Services                                      79,193
   107  Europe 1 Registered                                      Broadcasting                                            23,209
   765  GTM Entrepose                                            Home Builders                                           36,317
 3,398  Havas                                                    Business Services                                      223,376

                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 NUMBER                                                                                                                  MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------


        FRANCE 11.6% (CONT.)
   804  Imetal                                                   Non-ferrous Metals                                  $  125,443
 4,819  Lagardere Groupe                                         Publishing                                             152,357
 1,440  Legrand                                                  Electrical Equipment                                   250,045
 6,154  Michelin (CGDE) Class B                                  Tires & Rubber                                         296,966
 1,466  Moulinex <F48>                                           Household Products                                      28,125
   700  Nord-Est                                                 Steel                                                   17,650
   375  Pathe<F48>                                               Leisure                                                101,234
 2,835  Pernod-Ricard                                            Food & Beverage                                        153,177
 1,050  Primagaz                                                 Domestic Oil                                           108,531
 1,000  Promodes                                                 Retail Trade                                           270,154
   200  Sagem SA                                                 Electronics                                            124,506
   400  Saint Louis                                              Food & Beverage                                        101,562
 1,000  Salomon SA                                               Toys, Amusement & Sporting Goods                        89,660
    78  Schneider SA (Ex Spep)                                   Industrial Machinery                                     3,817
   800  Sefimeg                                                  Real Estate                                             61,861
 2,600  Seita                                                    Beverages & Tobacco                                    104,800
 1,400  Sidel                                                    Industrial Machinery                                    93,485
    23  Simco                                                    Real Estate                                              2,004
   749  Simco                                                    Real Estate                                             63,636
   720  Skis Rossignol                                           Toys, Amusement & Sporting Goods                        19,592
   366  Sodexho                                                  Leisure                                                176,616
 1,000  Sommer Allibert                                          Construction Materials                                  27,798
   800  Technip                                                  Industrial Machinery                                    69,989
   450  Unibal SA                                                Financial Services                                      44,840
   406  Union Immobiliere France                                 Real Estate                                             31,474
12,850  Usinor Sacilor                                           Steel                                                  190,806
 3,674  Valeo                                                    Industrial Machinery                                   220,662
                                                                                                                     ----------
                                                                                                                      5,438,716
                                                                                                                     ----------
        GERMANY 18.4%
 8,400  Adidas AG                                                Toys, Amusement & Sporting Goods                       720,539
 4,100  Agiv AG<F48>                                             Construction & Mining                                   59,609
   100  Amb Aach & Mun Bet                                       Insurance                                               73,354
   750  Amb Aach & Mun Bet Registered                            Insurance                                              679,025
 9,000  Beiersdorf AG Series ABC                                 Drugs & Healthcare                                     455,591
 4,000  Bilfinger & Berger                                       Home Builders                                          162,041
   471  Brau Und Brunnen<F48>                                    Food & Beverage                                         38,596
 3,100  CKAG Colonia Konzern AG                                  Insurance                                              231,496
   500  CKAG Colonia Konzern AG Non-Voting Preferred             Insurance                                               30,564
10,700  Continental AG                                           Industrial Machinery                                   187,384
   900  Degussa AG                                               Chemicals                                              353,291
 3,100  Douglas Holding AG                                       Retail Trade                                           130,089
   177  Dyckerhoff AG                                            Construction Materials                                  51,467
   177  Dyckerhoff AG Non-Voting Preferred                       Construction Materials                                  39,302
 4,750  Fag Kugelfischer                                         Industrial Machinery                                    64,350
 8,300  Heidelberg Zement                                        Construction Materials                                 614,327
   200  Herlitz AG<F48>                                          Business Services                                       23,791
   200  Herlitz AG Non-Voting Preferred<F48>                     Business Services                                       22,072
 7,410  Hochtief AG                                              Construction Materials                                 304,098
   112  Holsten Brauerei AG                                      Food & Beverage                                         26,275
   250  Iwka AG                                                  Industrial Machinery                                    53,364
 1,550  Karstadt AG                                              Retail Trade                                           565,732
 5,800  Klockner Humboldt-Deutz <F48>                            Industrial Machinery                                    27,789
   930  Linde AG                                                 Industrial Machinery                                   576,180

                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

NUMBER                                                                                                                   MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        GERMANY 18.4% (CONT.)
68,870  Lufthansa AG                                             Air Travel                                          $  901,154
 1,200  Man AG                                                   Industrial Machinery                                   292,228
   450  Man AG Non-Voting Preferred                              Industrial Machinery                                    88,769
 2,800  Preussag AG                                              Conglomerates                                          674,650
   750  PWA Papierwerke Waldhof                                  Forest Products                                        107,554
   222  Rheinmetall Berlin                                       Aerospace                                               27,880
   200  Salamander AG                                            Apparel & Textiles                                      22,072
10,750  Schering AG                                              Drugs & Healthcare                                     865,641
 1,350  SGL Carbon                                               Miscellaneous Materials & Commodities                  152,111
                                                                                                                     ----------
                                                                                                                      8,622,385
                                                                                                                     ----------

        GREAT BRITAIN 8.9%
 2,566  Amec                                                     Home Builders                                            4,304
 4,700  Anglian Water                                            Business Services                                       41,635
 4,620  Argos                                                    Retail Trade                                            58,042
14,300  Arjo Wiggins Appleton                                    Forest Products                                         38,306
15,700  Associated British Foods                                 Food & Beverage                                        107,888
 2,750  Barratt Developments                                     Home Builders                                           11,397
 7,200  BBA Group                                                Industrial Machinery                                    41,974
 7,349  BICC                                                     Electrical Equipment                                    35,022
13,700  Blue Circle Industries                                   Construction Materials                                  88,634
 2,343  Bowthorpe                                                Electronics                                             17,970
 8,800  BPB Industries                                           Construction Materials                                  52,018
 7,466  British Land Co.                                         Real Estate                                             55,682
 3,500  Burmah Castrol PLC                                       Petroleum Services                                      61,183
 2,100  Calor Group                                              Gas & Pipeline Utilities                                10,088
10,500  Caradon PLC                                              Containers & Glass                                      41,292
10,800  Carlton Communications                                   Broadcasting                                            86,615
 4,900  Chubb Security                                           Business Services                                       25,134
 9,809  Coats Viyella                                            Apparel & Textiles                                      24,439
 1,160  Cobham PLC                                               Aerospace                                               11,230
   340  Costain Group<F48>                                       Home Builders                                              260
 7,100  Courtaulds PLC                                           Chemicals                                               52,605
 1,200  Courtaulds Textile                                       Apparel & Textiles                                       5,374
 2,430  Dawson International                                     Apparel & Textiles                                       2,295
 3,939  De La Rue                                                Business Services                                       37,588
 1,800  Delta                                                    Electrical Equipment                                    11,094
 5,036  East Midlands Electricity                                Electric Utilities                                      44,693
 7,401  Electrocomponents                                        Electronics                                             49,834
 4,312  English China Clays                                      Mining                                                  13,060
 9,740  FKI                                                      Electrical Equipment                                    33,307
 7,800  General Accident                                         Insurance                                               92,848
 6,400  GKN                                                      Industrial Machinery                                   120,371
 3,900  Great Portland Estates                                   Real Estate                                             12,066
14,869  Guardian Royal Exchange                                  Insurance                                               61,016
 4,968  Hammerson PLC                                            Real Estate                                             30,903
 9,915  Harrison & Crosfield                                     Miscellaneous                                           20,666
 3,100  Hepworth                                                 Construction Materials                                  15,043
 2,317  Hyder PLC                                                Utilities                                               26,562
 1,530  Hyder Cumulative Preferred                               Utilities                                                2,604
 6,000  IMI                                                      Non-ferrous Metals                                      38,007
 3,800  Johnson Matthey                                          Conglomerates                                           37,808
20,301  Ladbroke Group                                           Hotels & Restaurants                                    65,951


                  See notes to the financial statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 NUMBER                                                                                                                  MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------


        GREAT BRITAIN 8.9% (CONT.)
 1,133  Laing (John)                                             Home Builders                                         $  4,945
 1,700  Laird Group                                              Industrial Machinery                                    12,789
 9,500  Land Securities                                          Real Estate                                            110,764
16,800  Lasmo                                                    Gas Exploration                                         58,271
21,460  Legal & General GR                                       Insurance                                              113,223
 1,400  Lex Service                                              Business Services                                        8,298
 2,442  London Electricity                                       Electric Utilities                                      24,058
13,500  Lonrho                                                   Conglomerates                                           32,975
26,501  Lucasvarity PLC<F48>                                     Industrial Components                                  107,238
 4,321  Marley                                                   Home Builders                                            9,253
 6,800  MEPC                                                     Real Estate                                             47,338
 3,212  Mercury Asset Management Group                           Financial Services                                      59,078
 1,534  Meyer International                                      Forest Products                                         10,367
31,771  National Grid Grp                                        Electric Utilities                                      93,125
 6,100  Next                                                     Retail Trade                                            55,427
 4,138  Northern Electric                                        Electric Utilities                                      42,586
 1,900  Ocean Group                                              Trucking & Freight Forwarding                           14,232
   600  Oxford Instruments                                       Electronics                                              4,788
11,300  P & O                                                    Trucking & Freight Forwarding                          110,773
17,467  Pilkington                                               Containers & Glass                                      48,638
 3,800  Provident Financial                                      Financial Services                                      28,495
 3,600  Racal Electronics                                        Electronics                                             16,238
 8,100  Railtrack Group                                          Business & Public Services                              36,404
 8,468  Redland                                                  Construction Materials                                  57,915
 8,800  Rexam                                                    Construction Materials                                  50,011
 4,700  RMC Group                                                Construction Materials                                  83,078
27,332  Rolls Royce                                              Automobiles                                            113,271
27,916  Royal Sun Alliance                                       Insurance                                              191,607
 8,100  Rugby Group                                              Construction Materials                                  13,256
 3,600  Schroders                                                Financial Services                                      81,778
21,235  Scottish Power                                           Electric Utilities                                     108,578
26,500  Sears PLC                                                Retail Trade                                            37,543
 6,900  Sedgwick Group                                           Insurance                                               13,989
 6,800  Slough Estates                                           Real Estate                                             27,461
 5,300  Smiths Industries                                        Industrial Machinery                                    70,770
 4,555  Southern Electric                                        Electric Utilities                                      47,694
 3,300  St. James' Place Capital                                 Financial Services                                       4,836
 6,735  T & N                                                    Industrial Machinery                                    14,148
16,043  Tarmac                                                   Construction Materials                                  23,381
 6,951  Tate & Lyle                                              Food & Beverage                                         54,105
 4,700  Taylor Woodrow                                           Home Builders                                           11,863
 6,600  Thames Water                                             Business Services                                       59,541
 7,900  Thorn                                                    Appliances & Household Durables                         44,382
 8,751  TI Group                                                 Conglomerates                                           81,012
 1,800  Transport Development                                    Railroads & Equipment                                    5,672
 3,300  Unigate                                                  Food & Beverage                                         23,161
 7,400  United Biscuits                                          Food & Beverage                                         25,064
 9,121  United Utilities                                         Business Services                                       84,660
 1,100  Value Realisation<F48>                                   Financial Services                                       1,218
 5,800  Vickers                                                  Industrial Machinery                                    27,295
10,100  Williams Holdings                                        Construction Materials                                  59,702
 5,167  Willis Corroon Group                                     Insurance                                               10,265
 2,300  Wilson (Connoly) Holdings                                Home Builders                                            5,918

                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

NUMBER                                                                                                                   MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        GREAT BRITAIN 8.9% (CONT.)
 4,400  Wimpey (George)                                          Home Builders                                       $    8,885
10,600  Wolseley                                                 Construction Materials                                  82,335
                                                                                                                     ----------
                                                                                                                      4,160,505
                                                                                                                     ----------

        HONG KONG 1.1%
10,000  Applied International Holdings<F48>                      Electronics                                                634
12,800  Bank Of East Asia                                        Banks                                                   49,993
40,000  Cathay Pacific Airways                                   Air Travel                                              62,595
24,315  Chinese Estates                                          Real Estate                                             22,169
 3,799  Dickson Concepts International                           Retail Trade                                            12,676
 8,000  Giordano International                                   Retail Trade                                             8,070
16,000  Hang Lung Development Co.                                Real Estate                                             31,659
 2,720  Hongkong & China Gas                                     Electric Utilities                                       1,003
35,640  Hongkong & China Gas Warrents (Expire 4/30/98)           Electric Utilities                                      62,686
 2,000  Hongkong Aircraft                                        Aerospace                                                5,096
12,000  Hongkong & Shangai Hotel                                 Conglomerates                                           22,037
49,000  Hopewell Holdings                                        Real Estate                                             32,953
13,000  Hysan Development                                        Real Estate                                             41,695
   550  Hysan Development Warrants (Expire 4/30/98)              Real Estate                                                265
 5,500  Johnson Electric Holdings                                Electrical Equipment                                    12,021
 4,800  Kumagai Gumi (HK)                                        Home Builders                                            3,849
 2,000  Lai Sun Garmentt International                           Apparel & Textiles                                       3,000
   800  Melco International Development                          Retail Trade                                               277
 8,000  Miramar Hotel & Invest.                                  Hotels & Restaurants                                    15,519
 1,400  Oriental Press Group                                     Publishing                                                 112
14,000  Oriental Press Group                                     Publishing                                               7,423
 7,000  Peregrine Investments                                    Real Estate                                             11,271
   700  Peregrine Investments                                    Real Estate                                                131
30,000  Regal Hotels International                               Hotels & Restaurants                                     8,245
18,000  Shangri-La Asia                                          Leisure                                                 25,723
16,000  Shun Tak Holdings                                        Aerospace                                               10,553
 9,000  Stelux Holdings International                            Retail Trade                                             1,967
20,000  South China Morning Post                                 Broadcasting                                            17,071
 6,300  Tai Cheung Holdings                                      Real Estate                                              5,133
 5,000  Television Broadcasts                                    Broadcasting                                            17,524
 1,992  Wing Lung Bank                                           Banks                                                   12,366
 2,500  Winsor Industrial Corp.                                  Apparel & Textiles                                         582
 1,250  Winsor Properties Holdings                               Real Estate                                              1,714
                                                                                                                     ----------
                                                                                                                        508,012
                                                                                                                     ----------

        IRELAND 0.5%
 7,500  Allied Irish Banks                                       Banks                                                   47,615
 4,039  CRH                                                      Construction Materials                                  41,619
 2,629  Fyffes                                                   Food & Beverage                                          4,280
 2,832  Greencore Group                                          Food & Beverage                                         16,320
 4,648  Independent News                                         Newspapers                                              24,364
 2,940  Irish Life                                               Insurance                                               12,635
 1,800  Kerry Group A                                            Food & Beverage                                         19,486
14,040  Smurfit (Jefferson)                                      Paper                                                   38,168
 6,793  Waterfrd Wedgewood                                       Toys, Amusement & Sporting Goods                         8,294
 2,411  Woodchester Investments                                  Financial Services                                       8,477
                                                                                                                     ----------
                                                                                                                        221,258
                                                                                                                     ----------
                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

NUMBER                                                                                                                   MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        ITALY 7.6%
  9,000 Arn Mondadori Edit                                       Broadcasting                                        $   66,475
126,500 Banca Commerciale Italiana                               Banks                                                  218,154
  9,500 Banca Naz Agricolt, Non-Convertible Preferred <F48>      Banks                                                    3,101
 10,000 Banca Naz Agricolt Priv <F48>                            Banks                                                    2,638
 17,500 Banca Naz Agricolt <F48>                                 Banks                                                    8,136
 15,000 Banca Popolare Milano                                    Banks                                                   74,191
 34,000 Banco Ambros Veneto                                      Banks                                                   68,388
 16,000 Banco Ambros Veneto, Non-Convertible Preferred           Banks                                                   24,638
 12,000 Benetton Group                                           Apparel & Textiles                                     141,973
  6,000 Bulgari Spa                                              Recreation                                             104,066
  8,600 Cartiere Burgo                                           Forest Products                                         43,472
 15,500 Cementir                                                 Construction Materials                                   8,484
157,500 Credito Italiano Ord                                     Banks                                                  160,891
  2,000 Danieli                                                  Industrial Machinery                                    12,860
  2,000 Danieli, Non-Convertible Preferred                       Industrial Machinery                                     6,357
 45,000 Edison Ord                                               Electric Utilities                                     267,831
 42,000 IMI Instituto Mobiliare                                  Banks                                                  332,516
 34,000 Impregilo Ord <F48>                                      Home Builders                                           23,207
 57,000 Ist Bc S.Paolo (To)                                      Banks                                                  338,312
 11,200 Italcementi                                              Construction Materials                                  59,348
  6,000 Italcementi, Non-Convertible Preferred                   Construction Materials                                  13,315
 47,000 Italgas                                                  Gas & Pipeline Utilities                               173,575
  4,000 La Previdente                                            Insurance                                               17,542
 30,500 Magneti Marelli                                          Industrial Machinery                                    29,568
  4,000 Marzotto & Figli                                         Apparel & Textiles                                      23,649
 34,000 Mediobanca                                               Banks                                                  177,696
278,240 Montedison <F48>                                         Conglomerates                                          182,025
 51,000 Montedison, Non-Convertible Preferred <F48>              Conglomerates                                           32,288
  1,000 Olivetti <F48>                                           Computers & Business Equipment                             468
  4,500 Olivetti, Non-Convertible Preferred <F48>                Computers & Business Equipment                           1,454
239,250 Olivetti, Priv <F48>                                     Computers & Business Equipment                          69,581
 94,000 Parmalat Finanziaria                                     Food & Beverage                                        134,830
106,000 Pirelli Spa                                              Industrial Machinery                                   188,044
  4,000 Pirelli Spa, Non-Convertible Preferred                   Industrial Machinery                                     4,630
 22,742 Ras                                                      Insurance                                              215,369
  9,358 Ras, Non-Convertible Preferred                           Insurance                                               45,205
    750 Rinascente Spa                                           Retail Trade                                               322
 11,000 Rinascente                                               Retail Trade                                            65,071
  3,000 Rinascente, Non-Convertible Preferred                    Retail Trade                                             6,202
  2,000 Rinascente, Priv                                         Retail Trade                                             3,594
  9,000 Sai Ord                                                  Insurance                                               70,927
  4,000 Sai Ord, Non-Convertible Preferred                       Insurance                                               12,504
  5,333 Sasib                                                    Industrial Machinery                                    17,216
  4,000 Sasib, Non-Convertible Preferred                         Industrial Machinery                                     6,925
 15,000 Sirti                                                    Home Builders                                           90,118
 49,000 SNIA BPD                                                 Conglomerates                                           35,901
  2,000 SNIA BPD, Non-Convertible Preferred                      Conglomerates                                            1,138
                                                                                                                     ----------
                                                                                                                      3,584,195
                                                                                                                     ----------

        JAPAN 28.7%
12,000  77th Bank                                                Banks                                                  112,889
2,200   Advantest Corp.                                          Electronics                                             83,172
6,000   Alps Electric Co.                                        Electronics                                             74,380


                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 NUMBER                                                                                                                  MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        JAPAN 28.7% (CONT.)
 9,000  Amada Co.                                                Industrial Machinery                                  $ 77,545
 3,000  Amano Corporation                                        Pollution Control                                       35,871
12,000  Aoki Corp.<F48>                                          Home Builders                                           34,922
 2,000  Aoyama Trading Co.                                       Conglomerates                                           51,169
 1,700  Arabian Oil Co.                                          International Oil                                       70,995
14,000  Asahi Breweries                                          Food & Beverage                                        144,013
20,000  Ashikaga Bank                                            Banks                                                  107,086
 1,000  Autobacs Seven Company                                   Merchandising                                           78,952
 8,000  Brother Industries                                       Household Appliances & Furnishings                      39,951
 8,000  Casio Computer Co.                                       Toys, Amusement & Sporting Goods                        65,764
17,000  Chichibu Onoda Cement                                    Construction Materials                                  80,411
 6,000  Chiyoda Corp.                                            Industrial Machinery                                    56,972
 8,000  Chugai Pharmaceutical Co.                                Drugs & Healthcare                                      73,149
10,000  Citizen Watch Co., Ltd.                                  Retail Trade                                            76,051
20,000  Cosmo Oil Company                                        International Oil                                      108,317
 4,500  Credit Saison Co.                                        Financial Services                                     104,053
 2,000  CSK Corporation                                          Business Services                                       58,906
11,000  Daicel Chemical Ind.                                     Chemicals                                               55,706
14,000  Daido Steel Company                                      Steel                                                   57,851
 4,000  Daifuku Co.                                              Industrial Machinery                                    49,235
 9,000  Daiichi Pharmaceutical Company                           Drugs & Healthcare                                     129,770
 8,000  Daikin Industries                                        Industrial Machinery                                    75,963
 5,000  Daikyo Inc.                                              Real Estate                                             31,124
 8,000  Daimaru Inc.                                             Apparel & Textiles                                      48,250
26,000  Dainippon Ink                                            Chemicals                                              111,324
 5,000  Dainippon Screen Mfg. Co.                                Electronics                                             39,520
 4,000  Daito Trust Construction                                 Construction & Mining                                   50,642
 4,000  Daiwa Kosho Lease Co.                                    Real Estate                                             36,575
13,000  Denki Kagaku Kogyo K.K.                                  Chemicals                                               39,203
 9,000  Ebara Corp.                                              Industrial Machinery                                   129,770
 8,350  Eisai Co.                                                Drugs & Healthcare                                     149,763
 4,000  Ezaki Glico Co.                                          Food & Beverage                                         37,278
10,000  Fujikura                                                 Industrial Machinery                                    76,226
14,000  Fujita Corp.                                             Home Builders                                           51,943
 4,000  Fujita Kanko Inc.                                        Leisure                                                 73,149
21,000  Furukawa Electric Co.                                    Electrical Equipment                                   111,518
 3,000  Gakken Co. <F48>                                         Broadcasting                                            20,309
 8,000  Gunze Limited                                            Apparel & Textiles                                      45,015
28,000  Hankyu Corp.<F48>                                        Railroads & Equipment                                  140,812
 6,000  Hankyu Department Stores                                 Retail Trade                                            71,743
12,000  Haseko Corp.<F48>                                        Home Builders                                           40,830
 9,000  Hazama Corp.                                             Home Builders                                           31,651
 8,000  Higo Bank                                                Banks                                                   58,941
 1,000  Hirose Electric Co.                                      Electronics                                             59,434
22,000  Hokuriku Bank                                            Banks                                                  121,663
 4,000  House Food Corp.                                         Food & Beverage                                         69,281
 4,000  Hoya Corp.                                               Drugs & Healthcare                                     131,528
 7,000  Inax Corporation                                         Construction Materials                                  59,574
 7,000  Isetan Co.                                               Retail Trade                                            93,547
 8,000  Ishihara Sangyo Kaisha <F48>                             Industrial Machinery                                    23,985
 7,000  Itoham Foods Inc.                                        Food & Beverage                                         45,542
 7,000  Iwatani International                                    Electric Utilities                                      35,080
 5,000  Jaccs Co.                                                Financial Services                                      39,740


                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 NUMBER                                                                                                                  MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        JAPAN 28.7% (CONT.)
36,000  Japan Energy Corp.                                       Miscellaneous                                         $118,375
 4,000  Japan Metal & Chemicals <F48>                            Chemicals                                               15,298
10,000  Japan Steel Works<F48>                                   Steel                                                   26,728
 5,000  JGC Corp.                                                Electronics                                             52,752
 4,000  Kaken Pharmaceutical Co.                                 Drugs & Healthcare                                      27,150
 8,000  Kamigumi Co.                                             Business Services                                       61,896
 6,500  Kandenko Co.                                             Home Builders                                           70,292
14,000  Kanebo <F48>                                             Apparel & Textiles                                      33,972
10,000  Kaneka Corp.                                             Chemicals                                               56,269
 8,000  Kansai Paint Co.                                         Chemicals                                               35,660
 2,000  Katokichi Co.                                            Food & Beverage                                         39,916
18,000  Kawasaki Kisen Kaisha <F48>                              Trucking & Freight Forwarding                           47,793
16,420  Keihin Electric Express                                  Railroads & Equipment                                   85,319
 6,000  Kikkoman Corp.                                           Food & Beverage                                         42,571
 8,700  Kinden Corporation                                       Home Builders                                          121,619
 2,200  Kissei Pharmaceutical Co.                                Drugs & Healthcare                                      54,739
 4,000  Kokuyo Co.                                               Business Services                                       99,174
 2,000  Komori Corporation                                       Industrial Machinery                                    45,015
 1,000  Konami Co.                                               Business Services                                       32,706
12,000  Konica Corporation                                       Photography                                             80,288
 7,000  Koyo Seiko Co.                                           Industrial Machinery                                    61,544
22,000  Kumagai Gumi Co.                                         Construction Materials                                  69,633
 7,000  Kurabo Industries                                        Apparel & Textiles                                      23,140
11,000  Kuraray Co.                                              Chemicals                                              106,383
 6,000  Kureha Chemical Ind Co.                                  Chemicals                                               27,220
 4,400  Kurita Water Industries                                  Business Services                                       88,588
14,000  Kyowa Hakko Kogyo Co.                                    Drugs & Healthcare                                     113,610
 3,000  Kyudenko Corp.                                           Electrical Equipment                                    34,552
 9,000  Lion Corp.                                               Drugs & Healthcare                                      45,815
 3,000  Maeda Road Construction                                  Construction Materials                                  43,257
 3,000  Makino Milling Machine                                   Industrial Machinery                                    23,343
 5,000  Makita Corp.                                             Electrical Equipment                                    68,577
10,000  Maruha Corp. <F48>                                       Food & Beverage                                         31,212
 9,000  Meiji Milk Products Co.                                  Food & Beverage                                         52,699
12,000  Meiji Seika Kaisha                                       Food & Beverage                                         67,100
13,000  Minebea Co.                                              Industrial Machinery                                   109,610
 5,000  Misawa Homes Co.                                         Home Builders                                           40,531
16,000  Mitsubishi Gas Chemical                                  Chemicals                                               65,412
 5,000  Mitsubishi Logistics Corp.                               Business Services                                       76,930
14,000  Mitsubishi Oil Co.                                       International Oil                                      103,271
 9,000  Mitsubishi Paper Mills                                   Paper                                                   43,362
19,000  Mitsubishi Rayon                                         Chemicals                                               74,670
27,000  Mitsui Engineering & Shipbuilding<F48>                   Industrial Machinery                                    68,129
16,000  Mitsui Mining & Smelting                                 Mining                                                  58,097
36,000  Mitsui Osk Lines <F48>                                   Trucking & Freight Forwarding                          100,651
 4,000  Mitsui-Soko Co.                                          Trucking & Freight Forwarding                           30,983
26,000  Mitsui Toatsu Chemicals                                  Chemicals                                               90,979
 3,000  Mori Seiki Co.                                           Industrial Machinery                                    44,312
 9,000  Mycal Corporation                                        Merchandising                                          138,474
 4,000  Nagase & Co.                                             Chemicals                                               34,113
26,000  Nagoya Railroad Co.                                      Railroads & Equipment                                  105,381
 1,300  Namco                                                    Leisure                                                 38,975
15,650  Nankai Electric Railway                                  Railroads & Equipment                                   89,574

                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 NUMBER                                                                                                                  MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        JAPAN 28.7% (CONT.)
11,000  NGK Insulators                                           Electrical Equipment                                  $111,219
 7,000  NGK Spark Plug Co.                                       Industrial Machinery                                    72,006
14,600  Nichido Fire & Marine                                    Insurance                                               91,138
 9,000  Nichirei Corp.                                           Household Products                                      53,886
10,000  Nihon Cement Co.                                         Construction Materials                                  63,478
 9,000  Niigata Engineering<F48>                                 Industrial Machinery                                    28,328
12,000  Nikon Corporation                                        Electronic Components                                  132,935
 4,000  Nippon Beet Sugar Mfg. Co.                               Food & Beverage                                         17,232
 4,000  Nippon Comsys Corp.                                      Computers & Business Equipment                          51,345
18,000  Nippon Fire & Marine                                     Insurance                                               94,953
16,000  Nippon Light Metal Co.                                   Non-ferrous Metals                                      77,088
 7,000  Nippon Meat Packers                                      Food & Beverage                                         91,700
 4,000  Nippon Sharyo                                            Industrial Machinery                                    36,223
14,000  Nippon Sheet Glass Co.                                   Containers & Glass                                      58,467
 9,000  Nippon Shinpan Co.                                       Financial Services                                      54,519
 7,000  Nippon Shokubai Co.                                      Chemicals                                               58,344
 8,000  Nippon Suisan Kaisha <F48>                               Food & Beverage                                         30,666
 9,000  Nishimatsu Construction                                  Construction & Mining                                   83,084
 7,000  Nisshinbo Industries                                     Apparel & Textiles                                      60,990
 4,000  Nissin Food Products Co.                                 Food & Beverage                                         90,382
 5,000  Nitto Denko Corp.                                        Electronics                                             74,292
 6,000  NOF Corp.                                                Chemicals                                               32,759
 5,000  Noritake Co.                                             Toys, Amusement & Sporting Goods                        45,279
18,000  NSK                                                      Industrial Machinery                                   119,325
15,000  NTN Corp.                                                Industrial Machinery                                    91,129
22,630  Odakyu Electric Railway                                  Railroads & Equipment                                  139,871
   333  OJI Paper Company<F48>                                   Forest Products                                          2,436
 4,000  Okamoto Industries                                       Tires & Rubber                                          21,241
 4,000  Okuma Corp. <F48>                                        Industrial Machinery                                    38,333
 7,000  Okumura Corp.                                            Home Builders                                           49,235
 9,000  Olympus Optical Co.                                      Photography                                             80,710
 5,000  Onward Kashiyama Co.                                     Apparel & Textiles                                      69,896
11,000  Orient Corp.                                             Financial Services                                      67,602
 2,000  ORIX Corp.                                               Financial Services                                      74,556
 1,000  OYO Corporation                                          Business & Public Services                              50,906
12,000  Penta-Ocean Construction                                 Home Builders                                           66,678
 6,000  Pioneer Electronic Corp.                                 Household Appliances & Furnishings                     118,692
 5,000  Q.P. Corp.                                               Conglomerates                                           43,564
 7,000  Renown <F48>                                             Apparel & Textiles                                      22,156
 4,000  Sanden Corp.                                             Electrical Equipment                                    29,822
 7,000  Sankyo Aluminium Ind. Co.                                Aluminum                                                35,757
 2,000  Sanrio Co.<F48>                                          Retail Trade                                            18,815
 7,000  Sanwa Shutter Corp.                                      Construction Materials                                  57,913
11,000  Sapporo Breweries                                        Food & Beverage                                         96,422
 8,000  Sato Kogyo Company                                       Construction & Housing                                  38,403
 3,000  Sega Enterprises                                         Toys, Amusement & Sporting Goods                       121,329
 5,000  Seino Transportation Co.                                 Railroads & Equipment                                   69,457
 7,000  Seiyu                                                    Apparel & Textiles                                      70,775
 2,000  Shimachu Co.                                             Retail Trade                                            55,038
 4,000  Shimano Inc.                                             Leisure                                                 71,391
11,000  Shionogi & Co.                                           Drugs & Healthcare                                      85,590
34,000  Showa Denko K.K. <F48>                                   Chemicals                                               90,575
 3,000  Skylark Co.                                              Hotels & Restaurants                                    54,334

                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

NUMBER                                                                                                                   MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        JAPAN 28.7% (CONT.)
 2,000  SMC Corporation                                          Machinery & Engineering                            $   129,770
11,000  Snow Brand Milk                                          Food & Beverage                                         68,182
 6,000  Sumitomo Forestry Co.                                    Forest Products                                         84,931
19,000  Sumitomo Heavy Ind.<F48>                                 Industrial Machinery                                    66,986
18,000  Sumitomo Metal Mining Co.                                Non-ferrous Metals                                     141,322
13,000  Sumitomo Osaka Cement Co.                                Construction Materials                                  53,148
 3,000  Taiyo Yuden Co.                                          Electronics                                             38,773
 7,000  Takara Shuzo Co.                                         Food & Beverage                                         61,544
 4,000  Takara Standard Co.                                      Household Products                                      37,278
10,000  Takashimaya Co.                                          Retail Trade                                           143,309
 3,000  Takuma Co.                                               Telecommunication Services                              34,289
 8,000  Teikoku Oil Co.                                          International Oil                                       49,165
 6,000  Toa Corporation                                          Home Builders                                           34,922
 4,000  Toei Company                                             Leisure                                                 29,436
   500  Toho Co                                                  Leisure                                                 76,930
 5,000  Tokyo Broadcasting                                       Broadcasting                                            76,490
 5,000  Tokyo Dome Corp.                                         Leisure                                                 94,074
 5,000  Tokyo Steel Manufacturing                                Metals - Steel                                          77,369
 3,000  Tokyo Style Co.                                          Apparel & Textiles                                      45,630
 7,000  Tokyo Tatemono Co.<F48>                                  Real Estate                                             37,665
 8,000  Tokyotokeibe Co.                                         Leisure                                                 30,244
20,000  Tosoh Corp. <F48>                                        Chemicals                                               78,249
11,000  Toto                                                     Construction Materials                                 144,101
 5,000  Toyo Engineering                                         Electronics                                             28,310
 2,000  Toyo Exterior Co.                                        Home Builders                                           39,740
23,000  Toyobo Co.                                               Apparel & Textiles                                      70,573
 1,000  Trans Cosmos Inc                                         Business & Public Services                              37,366
 6,000  Tsubakimoto Chain Co.                                    Industrial Machinery                                    36,874
27,000  Ube Industries                                           Chemicals                                               87,357
 2,000  Uni-Charm Corp.                                          Household Products                                      48,708
 2,000  Uniden Corp.                                             Household Products                                      33,234
13,000  Unitika <F48>                                            Chemicals                                               32,117
 6,000  Uny Company                                              Merchandising                                          103,921
 5,000  Wacoal Corporation                                       Textiles & Apparel                                      59,785
 6,000  Yamaguchi Bank                                           Banks                                                   89,678
 6,000  Yamaha Corp.                                             Toys, Amusement & Sporting Goods                        91,261
12,000  Yamato Transport Co.                                     Trucking & Freight Forwarding                          124,494
 7,000  Yamazaki Baking Co.                                      Food & Beverage                                        111,394
 8,000  Yokogawa Electric Corp.                                  Electronics                                             71,039
                                                                                                                     ----------
                                                                                                                     13,457,634
                                                                                                                     ----------

        MALAYSIA 0.6%
 2,000  AMMB Holdings                                            Financial Services                                      13,535
 2,000  Amsteel Corp.                                            Steel                                                    1,456
 1,000  Aokam Perdana<F48>                                       Paper                                                    1,330
 2,250  Berjaya Group                                            Leisure                                                  1,073
 1,000  Berjaya Leisure                                          Leisure                                                  1,243
 1,000  Commerce Asset-Holding                                   Financial Services                                       6,530
 5,000  DCB Holdings                                             Financial Services                                      17,117
 1,000  Edaran Otomobil Nasional                                 Retail Trade                                             9,340
 1,000  Ekran                                                    Building Construction                                    4,195
   400  Faber Group <F48>                                        Leisure                                                    385
 3,000  Golden Hope Plantations                                  Food & Beverage                                          5,105

                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

NUMBER                                                                                                                   MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        MALAYSIA 0.6% (CONT.)
 3,000  Golden Plus Holdings                                     Miscellaneous Materials & Commodities                 $  5,723
 1,000  Guinness Anchor                                          Food & Beverage                                          2,573
 1,000  Highlands & Lowlands                                     Food & Beverage                                          1,741
 1,000  Hong Leong Properties                                    Real Estate                                              1,330
 1,000  Hume Industries                                          Construction Materials                                   6,293
 1,000  Idris Hydraulic <F48>                                    Financial Services                                       1,187
 1,000  IGB Corp.                                                Real Estate                                              1,033
 3,000  IOI Corp.                                                Chemicals                                                4,726
 1,000  Jaya Tiasa Holdings                                      Forest Products                                          5,660
 1,000  Johan Holdings                                           Industrial Machinery                                       890
 1,000  Kedah Cement Holdings                                    Construction Materials                                   1,852
 1,000  Kemayan Corp.                                            Agricultural Machinery                                   1,417
 2,500  Kuala Lumpur Kepong                                      Food & Beverage                                          6,283
 1,500  Land & General                                           Forest Products                                          3,265
 1,000  Landmarks                                                Hotels & Restaurants                                     1,338
 4,000  Leader Universal Holdings                                Electrical Equipment                                     8,944
   125  Lion Land Berhad                                         Real Estate                                                125
 4,500  Magnum Corp.                                             Leisure                                                  7,765
 1,000  Malayan Cement                                           Construction Materials                                   2,236
 4,000  Malayan United Industries                                Financial Services                                       2,897
 3,333  Malaysia Int'l. Shipping                                 Containers & Glass                                       9,959
 2,000  Malaysia Mining Corp.                                    Mining                                                   2,129
 5,000  Malaysian Airline System                                 Air Travel                                              12,566
 1,200  Malaysian Mosaics                                        Real Estate                                              1,426
 1,000  Malaysian Pacific                                        Electronics                                              3,879
 2,000  Malaysian Resources Corp.                                Mining                                                   7,678
 2,000  MBF Capital                                              Financial Services                                       2,755
 3,000  Metroplex                                                Real Estate                                              3,455
 2,000  Mulpha International                                     Conglomerates                                            1,662
 2,000  Multi-Purpose Holdings                                   Conglomerates                                            3,419
 1,000  Mycom                                                    Real Estate                                              1,211
 1,000  Nestle                                                   Food & Beverage                                          7,836
 1,000  New Straits Times                                        Newspapers                                               5,264
 2,000  Pan Malaysia Cemt                                        Construction Materials                                   2,153
 1,250  Perlis Plantations                                       Mining                                                   3,587
 2,000  Perusahaan Otomobil                                      Automobiles                                             12,665
 1,000  Promet<F48>                                              Industrial Machinery                                       811
 2,666  Public Bank                                              Banks                                                    5,001
 1,000  Rashid Hussain                                           Financial Services                                       6,253
 1,000  RJ Reynolds                                              Food & Beverage                                          2,909
 1,000  Rothmans Pall Mall                                       Tobacco                                                  9,855
 1,000  Selangor Properties                                      Real Estate                                              1,033
 1,000  Shell Refining Co.                                       International Oil                                        2,889
 1,000  Sungei Way Holdings                                      Building Construction                                    5,699
 2,000  TA Enterprise                                            Financial Services                                       2,739
 1,000  Tan Chong Motor Holdings                                 Industrial Machinery                                     1,702
 2,000  Technology Resources Industries <F48>                    Conglomerates                                            4,789
 1,500  Time Engineering                                         Industrial Machinery                                     2,933
 1,000  UMW Holdings                                             Industrial Machinery                                     4,591
 2,252  UTD Engineers                                            Industrial Machinery                                    17,826
 1,500  YTL Corp.                                                Home Builders                                            8,074
                                                                                                                        -------
                                                                                                                        287,335
                                                                                                                        -------
                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

 NUMBER                                                                                                                  MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        NETHERLANDS 2.9%
 7,754  Getronics NV                                             Computers & Business Equipment                      $  190,661
   299  Hollandsche Beton Groep                                  Home Builders                                           55,519
 2,392  IHC Caland NV                                            Home Builders                                          133,571
 7,970  KLM                                                      Air Travel                                             189,863
 9,153  Koninklijke KNP BT NV                                    Paper                                                  201,853
 2,884  Kon Hoogovensnv                                          Steel                                                  102,714
 1,888  Nedlloyd (Kon.)                                          Trucking & Freight Forwarding                           47,425
 1,660  OCE-Van der Grinten NV                                   Computers & Business Equipment                         177,168
 2,837  Pakhoed (Kon.)                                           Petroleum Services                                      88,327
 2,792  Stad Rotterdam                                           Insurance                                              105,200
 2,695  Stork NV                                                 Industrial Machinery                                    84,383
                                                                                                                      ---------
                                                                                                                      1,376,684
                                                                                                                      ---------

        NORWAY 1.0%
 1,100  Aker A                                                   Conglomerates                                           23,035
   200  Aker B                                                   Conglomerates                                            3,890
 1,600  Bergesen (Dy) A                                          Trucking & Freight Forwarding                           35,011
   600  Bergesen (Dy) B, Non-Voting Preferred                    Trucking & Freight Forwarding                           12,988
   700  Dyno Industrier                                          Chemicals                                               15,921
 1,400  Elkem                                                    Non-ferrous Metals                                      18,666
 2,875  Hafslund ASA - A                                         Drugs & Healthcare                                      22,323
 1,322  Hafslund ASA - B                                         Drugs & Healthcare                                       9,746
   500  Helikopter Service                                       Miscellaneous                                            5,568
 1,500  Kvaerner As                                              Agricultural Machinery                                  55,512
   800  Leif Hoegh & Co.                                         Trucking & Freight Forwarding                           13,615
 1,000  Norske Skogsindust A                                     Paper                                                   28,548
   200  Norske Skogsindust B                                     Paper                                                    5,145
 2,375  Nycomed A<F48>                                           Drugs & Healthcare                                      33,156
 1,222  Nycomed B<F48>                                           Drugs & Healthcare                                      16,484
 1,200  Orkla A                                                  Food & Beverage                                         76,798
   400  Orkla B                                                  Food & Beverage                                         23,403
   800  Petroleum Geo-Services <F48>                             Energy Equipment & Services                             27,231
 9,700  Uni Storebrand Ord <F48>                                 Insurance                                               56,905
   500  Unitor                                                   Containers & Glass                                       5,490
                                                                                                                      ---------
                                                                                                                       489,435
                                                                                                                      ---------

        NEW ZEALAND 0.5%
46,575  Brierley Investments Limited                             Investment Companies                                    42,503
30,100  Carter Holt Harvey                                       Forest Products                                         67,712
 1,278  Fisher & Paykel Industries                               Household Appliances & Furnishings                       4,674
 6,425  Fletcher Challenge - Building Shares                     Forest Products                                         17,408
12,850  Fletcher Challenge - Paper Shares                        Forest Products                                         23,271
13,957  Fletcher Challenge - Forest Division                     Forest Products                                         23,301
 6,425  Fletcher Challenge Ltd                                   Forest Products                                         18,317
 9,500  Lion Nathan Limited                                      Food & Beverage                                         24,530
 1,300  Wilson & Horton                                          Publishing                                              10,116
                                                                                                                      ---------
                                                                                                                        231,832
                                                                                                                      ---------

        SINGAPORE 0.6%
2,000   Amcol Hldgs                                              Electronics                                              3,719
5,000   Comfort Group                                            Transportation - Road & Rail                             4,436
1,000   Creative Technology<F48>                                 Electronic Components                                    6,175
2,000   Cycle & Carriage                                         Automobiles                                             21,008

                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

NUMBER                                                                                                                   MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        SINGAPORE 0.6% (CONT.)
 9,000  DBS Land                                                 Real Estate                                         $   28,361
 4,000  First Capital Corp.                                      Hotels & Restaurants                                     9,255
 4,400  Fraser & Neave                                           Food & Beverage                                         43,719
 2,000  Hai Sun Hup Group                                        Trucking & Freight Forwarding                            1,412
 1,000  Haw Par Bros. Int'l.                                     Conglomerates                                            2,030
 9,000  Hotel Properties                                         Hotels & Restaurants                                    13,797
32,000  IPC Corp.                                                Data Processing & Reproduction                          11,810
 1,000  Inchcape Berhad                                          Business Services                                        3,251
 1,000  Jurong Shipyard                                          Industrial Machinery                                     4,684
 5,000  Keppel Corp.                                             Industrial Machinery                                    37,260
 2,000  Lum Chang Holdings                                       Home Builders                                            1,618
 1,200  Metro Holdings                                           Retail Trade                                             3,884
 2,000  Natsteel                                                 Steel                                                    3,449
 4,000  Neptune Orient Lines Nol                                 Trucking & Freight Forwarding                            3,350
 1,000  Overseas Union Ent.                                      Leisure                                                  4,897
 2,000  Parkway Holdings                                         Real Estate                                              7,452
 2,000  Robinson & Co.                                           Merchandising                                            8,233
 1,000  Shangri-La Hotel                                         Hotels & Restaurants                                     3,435
 6,000  Singapore Technology Industries                          Multi-Industry                                          13,030
 2,000  Straits Trading Co.                                      Non-ferrous Metals                                       4,599
10,000  United Overseas Land                                     Real Estate                                             14,265
13,000  UTD Industrial Corp.                                     Conglomerates                                           10,795
 1,000  Van Der Horst                                            Machinery & Engineering                                  3,690
                                                                                                                      ---------
                                                                                                                        273,614
                                                                                                                      ---------

        SPAIN 4.2%
   833  Acerinox                                                 Aluminum                                                99,980
 3,134  Aguas De Barcelona                                       Business Services                                      128,335
 8,950  Argentaria Corp Bc                                       Banks                                                  351,049
16,342  Autopistas CESA (Acesa)                                  Business Services                                      187,810
11,700  BCO Central Hispano Registered                           Banks                                                  273,512
 1,150  Alba (Corp Financiera)                                   Conglomerates                                           97,431
 2,150  Corporacion Mapfire                                      Insurance                                              106,256
 4,000  Dragados Y Construction                                  Home Builders                                           53,658
 3,350  Ebro Agricolas                                           Food & Beverage                                         42,310
 1,000  ENCE (Empresa Nacl Celulosa)                             Forest Products                                         12,865
 1,000  Fomento Const Y Contra                                   Home Builders                                           81,271
 1,500  Metrovacesa                                              Real Estate                                             52,363
 1,900  Urbis (Inmobilaria)<F48>                                 Real Estate                                              7,840
   500  Portland Valderrivas                                     Construction Materials                                  30,790
 4,250  Prosegur Seguridad                                       Business & Public Services                              34,673
 2,650  Tabacalera                                               Food & Beverage                                         97,082
20,800  Union Electrica Fenosa                                   Electric Utilities                                     135,104
 3,650  Uralita                                                  Construction Materials                                  28,633
 3,000  Vallehermoso SA                                          Real Estate                                             59,306
 1,650  Viscofan                                                 Aluminum                                                23,558
   667  Zardoya Otis                                             Industrial Machinery                                    68,073
                                                                                                                      ---------
                                                                                                                      1,971,899
                                                                                                                      ---------

        SWEDEN 2.0%
 2,000  AGA Series A                                             Chemicals                                               32,904
 1,700  AGA Series B                                             Chemicals                                               27,321
 1,900  Atlas Copco Series A                                     Industrial Machinery                                    39,363

                  See notes to the financial statements.


INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

NUMBER                                                                                                                   MARKET
OF SHARES                                                        INDUSTRY                                                 VALUE
---------                                                        --------                                                -------

        SWEDEN 2.0% (CONT.)
   900  Atlas Copco Series B                                     Construction & Mining                                 $ 18,577
   800  Autoliv                                                  Industrial Machinery                                    34,001
   770  Diligentia<F48>                                          Real Estate                                              9,912
 1,100  Electrolux Series B                                      Household Appliances & Furnishings                      61,330
   300  Esselte AB Series A                                      Electronics                                              6,627
   200  Esselte AB Series B                                      Electronics                                              4,479
   600  Hennes & Mauritz Series B                                Retail Trade                                            79,610
   800  Scanem AB                                                Building Materials & Components                         29,858
 1,200  Securitas AB Series B                                    Business Services                                       31,076
 7,700  Skand. Enskilda Banken Series A                          Banks                                                   64,514
 1,600  Skandia Foersaekrings                                    Insurance                                               44,969
 2,000  Skanska Series B                                         Home Builders                                           85,307
   800  SKF Series A                                             Construction & Mining                                   17,488
 1,000  SKF Series B                                             Industrial Machinery                                    22,165
 1,900  Stadshpotek AB                                           Miscellaneous                                           49,928
 3,800  Stora Kopparbergs Series A                               Forest Products                                         49,783
 1,000  Stora Kopparbergs Series B                               Forest Products                                         12,872
 3,000  Svenska Cellulosa                                        Forest Products                                         63,066
 3,200  Svenska Handelsbk Series A                               Banks                                                   78,970
   300  Svenska Handelsbk Series B                               Banks                                                    7,175
 9,300  Swedish Match<F48>                                       Beverages & Tobacco                                     27,768
 1,800  Trelleborg Series B                                      Mining                                                  23,307
                                                                                                                      ---------
                                                                                                                        922,370
                                                                                                                      ---------
        SWITZERLAND 2.2%
   544  Adecco Sa                                                Business & Public Services                             153,428
    65  Alusuisse-Lonza Hldg                                     Non-ferrous Metals                                      47,251
   140  Alusuisse-Lonza Hldg Registered                          Aluminum                                               102,550
    80  Danzas Holding                                           Household Products                                      16,970
    50  Distefora Holdings Ag<F48>                               Merchandising                                                2
    65  Distefora Holdings Ag<F48>                               Merchandising                                              855
    15  Fischer (Georg) Inhaber AG                               Industrial Machinery                                    14,384
    15  Fischer (Georg) Inhaber AG Registered                    Industrial Machinery                                     2,789
    45  Forbo Holding Registered                                 Construction Materials                                  17,947
   240  Holderbk FN Glarus                                       Financial Services                                     166,839
    15  Jelmoli Holding AG<F48>                                  Retail Trade                                             7,508
    45  Jelmoli Holding AG Registered<F48>                       Retail Trade                                             4,388
    10  Kuoni Reisen Series B                                    Leisure                                                 22,603
    15  Moevenpick Holdings                                      Leisure                                                  3,933
    10  Moevenpick Holdings Registered                           Leisure                                                  2,661
    35  Schindler Holding AG                                     Industrial Machinery                                         7
    50  Schindler Holding AG                                     Industrial Machinery                                    51,164
    55  SGS Holding                                              Business Services                                      125,407
    65  Sika Finanz Inhaber AG                                   Construction Materials                                  15,131
   125  SMH AG Neuenburg                                         Toys, Amusement & Sporting Goods                        76,964
   510  SMH AG Neuenburg Registered                              Toys, Amusement & Sporting Goods                        71,919
    35  Sulzer AG                                                Industrial Machinery                                    18,630
    80  Sulzer AG Registered                                     Industrial Machinery                                    45,698
    80  Swissair <F48>                                           Air Travel                                              62,604
   120  Valora Holdings Ag                                       Merchandising                                           20,402
                                                                                                                      ---------
                                                                                                                      1,052,034
                                                                                                                      ---------

                  See notes to the financial statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

                                                                                                                      Market
                                                                                                                       Value
                                                                                                                     --------

        Total Common and Preferred Stocks (Cost $47,028,354)                                                        $46,764,521
                                                                                                                    -----------

        Total Investments - 99.6% (Cost $47,028,354)                                                                 46,764,521
                                                                                                                    -----------

        Other Assets, less Liabilities 0.4%                                                                             186,142
                                                                                                                    -----------

        TOTAL NET ASSETS 100.0%                                                                                     $46,950,663
                                                                                                                   ============

  <F48>   Non-income producing
See notes to the financial statements.



     BALANCED FUND
     GROWTH AND INCOME FUND
     EQUITY INDEX FUND
     MIDCORE GROWTH FUND
     SPECIAL GROWTH FUND
     INTERNATIONAL EQUITY FUND
     NOTES TO THE FINANCIAL STATEMENTS


     1. ORGANIZATION
       Portico Funds, Inc. (the "Company") was incorporated on February 15, 1988, as a Wisconsin Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Balanced Fund, the Growth and Income Fund, the Equity Index Fund, the MidCore Growth Fund, the Special Growth Fund, and the International Equity Fund (the "Funds") are separate, diversified investment portfolios of the Company. The Special Growth Fund commenced operations on December 28, 1989; the Growth and Income Fund and Equity Index Fund commenced operations on December 29, 1989; the Balanced Fund commenced operations on March 30, 1992; the MidCore Growth Fund commenced operations on December 29, 1992; and the International Equity Fund commenced operations on April 28, 1994. The objective of the Balanced Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. The objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. The objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Stock Index. The objective of the MidCore Growth Fund is capital appreciation through investment in securities of medium- to large-sized companies. The objective of the Special Growth Fund is capital appreciation through investment in securities of small- to medium-sized companies. The objective of the International Equity Fund is to seek capital appreciation through investment in foreign equity securities of small- to medium-sized companies.

       The costs, in thousands, incurred in connection with the organization, initial registration and public offering of shares aggregating $25, $46, $44, $14, $45 and $27 for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively, have been paid by the Funds. These costs are being amortized over the period of benefit, but not to exceed sixty months from each Fund's commencement of operations.

       The Company has issued two classes of Fund shares in each of the Funds:
     Series A and Series Institutional. The Series A shares are subject to a 0.25% service organization fee and an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. The maximum sales charge is 4% of the offering price or 4.16% of the net asset value. Each class of shares for each Fund has identical rights and privileges except with respect to service organization fees paid by Series A shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

     2. SIGNIFICANT ACCOUNTING POLICIES

       The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices, with the exception of the International Equity Fund, which is valued at the average of the current bid and asked prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities is determined through the consideration of other factors by or under the direction of the Board of Directors. Quotations of foreign securities in foreign currency are converted to United States ("U.S.") dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the U.S. exchanges are closed, and the International Equity Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.


     b) Federal Income Taxes - It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

     c) Income and Expenses - The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory, administration and certain shareowner service fees. Expenses that are not directly attributable to a portfolio are typically allocated among the Company's portfolios in proportion to their respective net assets, number of shareowner accounts, or net sales, where applicable. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

     d) Distributions to Shareowners - Dividends from net investment income are declared and paid quarterly, for the Balanced, Growth and Income and Equity Index Funds and annually for the MidCore Growth, Special Growth and International Equity Funds. Distributions of net realized capital gains, if any, will be declared at least annually.

     e) Futures Contracts - The Equity Index Fund may utilize futures contracts to a limited extent. The risk associated with the use of futures contracts includes the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     f) When-Issued Securities - The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the values of such securities in determining net asset value in the same manner as other portfolio securities. The Fund segregates and maintains at all times cash, cash equivalents, or other high-quality liquid debt securities in an amount at least equal to the amount of outstanding commitments for when-issued securities.

     g) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     h) Foreign Currency Translations - The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, and income and expenses denominated in foreign currencies are translated on the respective dates of such transactions. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized net appreciation (depreciation) on investments. Net realized gains and losses on foreign currency include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of the foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of a security is included in realized gains and losses on investment transactions.

     i) Other - Investment and shareowner transactions are recorded no later than the first business day after the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

     3. CAPITAL SHARE TRANSACTIONS
       On January 9, 1995, all previously existing series of shares of each Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. Transactions in capital shares for the Funds, in thousands, were as follows:

                                   BALANCED   GROWTH AND INCOME   EQUITY INDEX
                                     FUND           FUND              FUND
                               -------------  -----------------  -------------
                               Amount  Shares  Amount  Shares    Amount   Shares
                               ------  ------  ------  ------    ------   ------

   YEAR ENDED OCTOBER 31, 1996:
   Series A shares:
     Shares sold              $ 7,996     296  $22,872     751   $19,090     418
      Shares issued to owners in
      reinvestment of dividends   923      35    2,501      90       638      14
     Shares redeemed          (3,691)   (137)  (6,621)   (220)   (3,814)    (84)
                              -------  ------  -------  ------   ------- -------
     Net increase             $ 5,228     194  $18,752     621   $15,914     348
                              =======  ======  =======  ======   ======= =======

   Series Institutional shares:
     Shares sold             $ 57,666   2,169  $60,451   2,000   $94,687   2,097
     Shares issued to owners in
      revinvestment of
      dividends                 4,416     167    9,106     326     4,694     104
     Shares redeemed         (46,623) (1,749) (41,195) (1,359)  (60,130) (1,272)
                             -------- ------- -------- -------  -------- -------
   Net increase              $ 15,459     587  $28,362     967   $39,251     929
                              ======= ======= ======== =======  ======== =======

     PERIOD FROM JAN. 10,
     TO OCT. 31, 1995:
    Series A shares:
     Reclassification of
      previous class         $101,671  4,722 $159,134    7,206  $107,441   3,306


     Exchange out to Series
      Institutional shares   (85,645)(3,978)(125,287)  (5,674)  (94,927) (2,921)
     Shares sold                4,044    166    5,748      225     6,511     171
     Shares issued to owners in
      reinvestment of dividends   279     12      358       14       222       5
     Shares redeemed          (1,911)   (79)  (5,802)    (235)   (4,042)   (107)
                              ------- ------  -------   ------   ------- -------
     Net increase            $ 18,438    843 $ 34,151    1,536  $ 15,205     454
                             ======== ====== ========   ======  ======== =======

    Series Institutional shares:
      Exchange in from
      SeriesA shares         $ 85,645  3,978 $125,287    5,674  $ 94,927   2,921
     Shares sold               34,956  1,469   27,970    1,112    32,025     852
     Shares issued to owners in
      revinvestment of
      dividends                 1,518     62    1,572       61     1,803      47
     Shares redeemed         (34,962)(1,473) (24,218)    (956)  (17,405)   (458)
                             -------- ------ --------   ------  --------  ------
     Net increase            $ 87,157  4,036 $130,611    5,891  $111,350   3,362
                             ======== ====== ========   ======  ========  ======
   PERIOD FROM NOV. 1, 1994
     TO JAN. 9, 1995:
   Previous class:
     Reclassification to
      Series A shares      $(101,671)(4,722) $(159,134)(7,206)$(107,441) (3,306)
     Shares sold               12,996    608    5,431      241     5,050     155
     Shares issued to owners in
      reinvestment of dividends   528     24    4,848      218       868      27
     Shares redeemed          (4,138)  (193)  (8,009)    (358)   (3,100)    (95)
                             -------  ------  -------   ------   ------- -------
     Net (decrease)       $ (92,285) (4,283)$(156,864) (7,105)$(104,623) (3,219)
                          =========  ======= ========= ======= ========= =======
   Funds were as follows:

                              MIDCORE GROWTH   SPECIAL GROWTH     INTERNATIONAL
                                    FUND             FUND          EQUITY FUND
                             --------------   ----------------    --------------
                             Amount  Shares    Amount   Shares    Amount  Shares
                             ------  ------   -------   ------    ------ -------

 YEAR ENDED OCTOBER 31, 1996:
 Series A shares:
   Shares sold           $    6,366    223 $   32,914      823 $   2,392     118
   Shares issued to owners in
    reinvestment of dividends     -      -      9,553      257        40       2
   Shares redeemed          (1,982)   (69)   (20,050)    (501)     (387)    (19)
                            ------- ------   --------   ------   ------- -------
   Net increase          $    4,384    154 $   22,417      579 $   2,045     101
                         ========== ======  =========   ====== ========= =======

 Series Institutional shares:
   Shares sold           $   43,852  1,555  $ 133,433    3,375  $ 15,332     756
   Shares issued to owners in
    revinvestment of dividends    -      -     42,665    1,144       713      37
   Shares redeemed         (48,915)(1,701)  (133,420)  (3,376)   (5,919)   (291)
                          -------- -------  ---------  -------   -------  ------


   Net increase         $   (5,063)  (146) $   42,678    1,143  $ 10,126     502
                        =========== ====== ==========    =====  ========  ======

 PERIOD FROM JAN. 10
   TO OCT. 31, 1995:
 Series A shares:
   Reclassification of
    previous class        $ 114,588  5,531  $ 380,463   11,829  $ 24,309   1,297
   Exchange to Series
    Institutional         (106,247)(5,128)  (313,914)  (9,761)  (23,001) (1,228)
   Shares sold                3,309    141     20,357      553       878      46
   Shares issued to owners in
    reinvestment of dividends     1      -          -        -         -       -
   Shares redeemed          (3,301)  (149)   (18,782)    (513)     (574)    (30)
                            ------- ------    -------   ------   -------   -----
   Net increase           $   8,350    395 $   68,124    2,108 $   1,612      85
                           ======== ====== ==========   ====== =========   =====

 Series Institutional shares:
   Exchange in from
    Series A              $ 106,247  5,128  $ 313,914    9,761  $ 23,001   1,228
   Shares sold               21,193    911     78,933    2,180     8,978     463
   Shares issued to owners in
    revinvestment of dividends  105      5         39        1         -       -
   Shares redeemed         (18,595)  (794)   (54,904)  (1,472)   (1,285)    (66)
                           -------- ------   --------  -------   -------  ------
   Net increase           $ 108,950  5,250  $ 337,982   10,470  $ 30,694   1,625
                          ========= ======  =========  =======  ========  ======


 PERIOD FROM NOV. 1, 1994
   TO JAN. 9, 1995:
 Previous class:
   Reclassification to
    Series A shares      $(114,588)(5,531) $(380,463) (11,829) $(24,309) (1,297)
   Shares sold               25,253  1,226     31,095      978     2,199     114
   Shares issued to owners in
    reinvestment of dividends   116      5      2,291       71        59       3
   Shares redeemed         (20,110)  (973)   (36,576)  (1,139)     (156)     (8)
                           -------- ------   --------  -------   ------- -------
   Net (decrease)        $(109,329)(5,273) $(383,653) (11,919) $(22,207) (1,188)
                         ========= ======= ========== ======== ========= =======


     4. INVESTMENT TRANSACTIONS

       The aggregate purchases and sales, in thousands, of securities, excluding short-term investments, for the Funds for the year ended October 31, 1996, were as follows:
                          BALANCED           GROWTH AND            EQUITY
                            FUND             INCOMEFUND          INDEXFUND
                         ---------          ------------       --------------
  Purchases:
    U.S. Government       $19,525                    -                     -
    Other                  87,042             $149,752               $77,535
  Sales:
    U.S. Government        10,775                    -                     -
  0 Other                  78,259              117,697                15,592


                          MIDCORE             SPECIAL          INTERNATIONAL
                         GROWTHFUND          GROWTHFUND         EQUITY FUND
                        -----------         -----------        --------------
  Purchases:
    U.S. Government              -                    -                    -
    Other                 $89,924              $567,928              $25,343
  Sales:
    U.S. Government              -                    -                    -
    Other                   91,323              543,280                12,882

     Equity Index Fund transactions in futures contracts during the period October 31, 1995 to October 31, 1996, in thousands, were as follows:


                                                                    AGGREGATE
                                             NUMBER OF            FACE VALUE OF
                                             CONTRACTS           CONTRACTS <F49>
                                            -----------           --------------

     Outstanding at October 31, 1995               29                   $  8,435
     Contracts opened                             389                    127,823
     Contracts closed                           (411)                  (133,916)
                                              -------                 ----------
     Outstanding at October 31, 1996                7                   $  2,342
                                              =======                 ==========

<F49> The aggregate face value of contracts is computed on the date each contract is opened.

     The number of futures contracts and gross unrealized appreciation, in thousands, as of October 31, 1996 were as follows:

                                             NUMBER OF              UNREALIZED
                                             CONTRACTS             APPRECIATION
                                            ------------          --------------
     S&P 500 Financial Futures Contract
     Expiration date 12/96 <F50>                    7                       $142

<F50> At October 31, 1996, U.S. Treasury Bills of $1,045, in thousands, were held as collateral by the custodian in an initial margin account in connection with open futures contracts held by the Equity Index Fund.



     The International Equity Fund enters into foreign currency forward contracts to hedge against foreign currency risk on unsettled trades.

     At October 31, 1996, gross unrealized appreciation and depreciation of investments for federal tax purposes, in thousands, were as follows:

                                GROWTH   EQUITY  MIDCORE  SPECIAL INTERNATIONAL
                     BALANCED AND INCOME  INDEX  GROWTH   GROWTH     EQUITY
                       FUND      FUND     FUND    FUND     FUND       FUND
                     -------- ---------- ------- -------  ------   -----------

     Appreciation       $27,887   $71,094  $87,716   $52,819  $128,759   $ 4,084
     (Depreciation)     (2,894)   (2,383)  (4,673)   (2,376)  (23,180)   (4,636)
                        -------   -------  -------   -------  --------   -------
     Net unrealized appreciation
       (depreciation)
       on investments   $24,993   $68,711  $83,043   $50,443  $105,579  $  (552)
                        =======   =======  =======   =======  ========  ========

       At October 31, 1996, the cost of investments, in thousands, for federal income tax purposes was $132,580, $226,324, $168,023, $121,667, $488,771
     and $47,316 for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively.

       For the year ended October 31, 1996, the MidCore Growth Fund utilized, in thousands, capital loss carryovers of $4,999. For the year ended October 31, 1996, the following percent of dividends paid from net investment income qualifies for the dividend received deduction available to corporate stockholders: Balanced Fund 9%, Growth and Income Fund 50%, Equity Index Fund 83% and Special Growth Fund 8%.

     5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

       The Funds have entered into an Investment Advisory Agreement with Firstar Investment Research & Management Company ("FIRMCO"). FIRMCO is a subsidiary of Firstar Corporation, a publicly held bank holding company. Pursuant to its Advisory Agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. FIRMCO entered into a Sub-Advisory Agreement with State Street Bank and Trust Company (the "Sub-Adviser") for the International Equity Fund. The Sub-Adviser is a wholly-owned subsidiary of State Street Boston Corporation, a bank holding company. Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate presented below as applied to the International Equity Fund's daily net assets.

     For the period ended October 31, 1996, FIRMCO voluntarily waived the following fees, in thousands, by Fund:

                                 GROWTH   EQUITY  MIDCORE  SPECIAL INTERNATIONAL
                      BALANCED AND INCOME  INDEX  GROWTH    GROWTH      EQUITY
                        FUND      FUND     FUND    FUND      FUND        FUND
                     --------- ---------- ------- -------  ------- -------------

     Annual Rate       0.75%     0.75%    0.25%     0.75%     0.75%  <F51> <F52>
     Fees waived        $310       $18        -        $9         -         $332



<F51> FIRMCO is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's first $25 million of average daily net assets, 1.45% on the next $25 million, 1.40% on the next $50 million and 1.35% of the Fund's average daily net assets in excess of $100 million.

<F52> Pursuant to its Sub-Advisory Agreement with FIRMCO, the Sub-Adviser is entitled to receive a fee from FIRMCO, calculated daily and payable monthly, at the annual rate of 0.40% of the Fund's first $25 million of average daily net assets, 0.35% on the next $25 million, 0.30% on the next $50 million and 0.25% of the Fund's average daily net assets in excess of $100 million.

       State Street Bank and Trust Company serves as custodian and accounting services agent for the International Equity Fund, and Firstar Trust Company, an affiliate of FIRMCO, serves as custodian and accounting services agent for the remaining Funds. Firstar Trust Company serves as transfer agent for all the Funds.

       The Company has entered into a Co-Administration Agreement with B.C. Ziegler and Company and Firstar Trust Company (the "Co-Administrators") for certain administrative services. Pursuant to the Co-Administration Agreement with the Company, the Co-Administrators are entitled to receive a fee, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. For the year ended October 31, 1996, $103, $175, $160, $116, $394 and $30 of administration fees, in thousands, were voluntarily waived for the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds, respectively.

       The Company has entered into Servicing Agreements with certain Service Organizations, including FIRMCO affiliates, for the Series A class of shares. The Service Organizations are entitled to receive fees from the Funds up to the annual rate of 0.25% of the average daily net asset value of the Series A Shares for certain support and/or distribution services to customers of the Service Organizations who are beneficial owners of Fund Series A Shares. These services may include assisting customers in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; and providing information periodically to customers showing their positions in Fund Series A Shares. Service Organization fees, in thousands, incurred by the Balanced, Growth and Income, Equity Index, MidCore Growth, Special Growth and International Equity Funds aggregated $64, $138, $71, $34, $252 and $7 respectively, for the year ended October 31, 1996.

       Each Director of the Company who is not affiliated with FIRMCO receives an annual fee from the Company for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in any one of the Portico Funds (with the exception of the MicroCap Fund) or in 90-day U.S. Treasury bills. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the selected Portico Funds or 90-day U.S. Treasury bills. The Funds maintain their proportionate share of the Company's liability for deferred fees.

     6. FOREIGN SECURITIES


      Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

     7. DISTRIBUTIONS
      On November 12, 1996, a distribution of approximately $5.26 per share (including $1.74 taxable to shareowners as ordinary income dividends and $3.52 applicable to long-term capital gains), aggregating $75,452, in thousands, was paid by the Special Growth Fund to the shareowners of record on November 11, 1996, of both the Series A and Series Institutional Shares.

      On November 12, 1996, a distribution of approximately $2.73 per share (including $0.75 taxable to shareowners as ordinary income dividends and $1.98 applicable to long-term capital gains), aggregating $25,163, in thousands, was paid by the Growth and Income Fund to the shareowners of record on November 11, 1996, of both the Series A and Series Institutional Shares.



     REPORT OF INDEPENDENT ACCOUNTANTS

     TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PORTICO BALANCED FUND, THE PORTICO GROWTH AND INCOME FUND, THE PORTICO EQUITY INDEX FUND, THE


     PORTICO MIDCORE GROWTH FUND, THE PORTICO SPECIAL GROWTH FUND AND THE PORTICO INTERNATIONAL EQUITY FUND

     In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Portico Balanced Fund, the Portico Growth and Income Fund, the Portico Equity Index Fund, the Portico MidCore Growth Fund, the Portico Special Growth Fund and the Portico International Equity Fund (six of the portfolios of Portico Funds, Inc. (the "Funds") at October 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for the year ended October 31, 1996, and for each of the other periods indicated, all in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



     /s/ Price Waterhouse  LLP

     Milwaukee, Wisconsin
     December 6, 1996


     - PORTICO FUNDS ARE AVAILABLE THROUGH:
       -  the Portico Funds Center,
       - Investment Specialists who are registered representatives of Elan Investment Services, Inc., a registered broker/dealer, NASD and SIPC member,
       -  and through selected shareholder organizations.
     This report is authorized for distribution only when preceded or accompanied by a current prospectus.
                                TO OPEN AN ACCOUNT OR
                                 REQUEST INFORMATION
                                   1-800-982-8909
                                   1-414-287-3710
                              FOR ACCOUNT BALANCES AND
                                  INVESTOR SERVICES
                                   1-800-228-1024
                                   1-414-287-3808
                                PORTICO FUNDS CENTER
                              615 East Michigan Street
                                    P.O. Box 3011
                               Milwaukee, WI53201-3011
                                                          NASD Ref #C96-1129-001